                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                          THE OFFITBANK VIF-HIGH YIELD FUND

                                    FUND PROFILE

                                    JULY 29, 1998

THIS PROFILE SUMMARIZES KEY INFORMATION ABOUT THE FUND THAT IS INCLUDED IN THE FUND'S PROSPECTUS. THE FUND'S PROSPECTUS INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND, INCLUDING A MORE DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH INVESTING IN THE FUND THAT YOU MAY WANT TO CONSIDER BEFORE YOU INVEST. YOU MAY OBTAIN THE PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND AT NO COST BY CALLING 1-800-618-9510.

1.   WHAT IS THE FUND'S GOAL?

The Fund's primary goal is high current income with capital appreciation as a secondary objective. The Fund seeks to realize these objectives by investing, under normal market conditions, at least 65% of its total assets in U.S. corporate fixed income securities which are rated below investment grade or are unrated at the time of investment.

2.   HOW IS THE PORTFOLIO INVESTED?

The Fund is managed for total return and safety and does not seek the highest yield available. Rather, the Fund intends to buy and hold better quality high yield issues that the Adviser expects will earn above average returns over time, while minimizing the broad market risk to high yield investments. The Fund will invest primarily in "seasoned" high yield issues-those whose issuers have been operating in their current legal form for two or more years. Generally, the Adviser seeks to invest in issues that have one or more of the following characteristics: at least $50 million in earnings before interest, taxes, and depreciation (EBITDA); at least two times EBITDA interest coverage; at least 25% of the issuer's capital structure must be subordinated to the selected security; approximately five times maximum total debt to EBITDA. The Fund's investments are typically structured to include higher quality high yield issues with intermediate maturities, in order to avoid the risks associated with lower quality, longer dated securities. Although the Fund's investments will be primarily in U.S. corporate securities, it may also invest in foreign debt securities, sovereign and mortgage-backed debt, and U.S. dollar denominated municipal obligations.

3.   WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its currency exposure. The Fund may invest all or substantially all of its assets in securities which are either below investment grade or unrated, and considered speculative by the major ratings agencies (i.e., junk bonds). These securities generally offer yields that are superior to those of higher rated securities, but also carry greater risk of default and illiquidity in the secondary market than investment grade issues. In addition, these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

The Fund's investment in securities of foreign governmental entities and supranational issuers that are not backed by the full faith and credit of a foreign government may be adversely affected by changes in the creditworthiness of the issuing agency. Investments in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. In addition, investment in local-currency-denominated foreign securities can be substantially more volatile than domestic issues and the Fund's net asset value can be expected to fluctuate according to changes in foreign exchange rates.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Fund may be subject to greater risk of loss with respect to the value of its portfolio securities than a diversified fund.

As of June 30, 1998 the returns for the OFFITBANK VIF - High Yield Fund, and by comparison, for the Merrill Lynch BB High Yield 5-7 Year Index and the Merrill Lynch 5 Year Treasury are as follows:


                             QUARTER     YEAR-TO-DATE   AVG. ANNUAL*
VIF-HIGH YIELD FUND           1.09%          4.27%         12.34%

ML HY BB 5-7 YEAR             2.07%          4.07%         10.55%

ML 5 YEAR TREASURY            1.79%          3.41%          6.82%
     *Inception: April 1, 1996

PLEASE NOTE: Past performance is not necessarily indicative of how the Fund will perform in the future. Performance information presented for the Fund should not be compared directly with performance information of other products without taking into account insurance-related charges and expenses payable under the variable annuity contracts and variable life insurance policy.

4.   WHAT ARE THE FUND'S FEES AND EXPENSES?

The Advisory Agreement provides that the Adviser is entitled to receive a monthly fee at the annual rate of 0.85 of 1% of the first $200,000,000 of the average daily net assets of the Fund and 0.75 of 1% in excess thereof. In addition to the Investment Advisory Fees, the Fund is subject to expenses relating to administration, custody, transfer agency, legal, audit and accounting, directors fees and other miscellaneous expenses. Such expenses may be subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator. Please refer to the Separate Account Prospectus for further information about Separate Account charges. The Separate Account sets out examples of aggregate Fund and Separate Account charges.

5.   WHO MANAGES THE FUND?

The Fund is managed by OFFITBANK, a New York State chartered trust company. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets. Stephen T. Shapiro serves as the portfolio manager for the Fund. Mr. Shapiro is a Managing Director of the Adviser and has been associated with the Adviser since 1983.

6.   HOW CAN YOU BUY SHARES?

Individuals may not place orders directly with the Fund. Shares of the Fund are sold only to certain insurance companies and their separate accounts to fund benefits under variable annuity contracts and variable life insurance policies to be offered by the Participating Companies. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

7.   HOW CAN YOU SELL SHARES?

Investors may not redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through separate accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's separate account for information on how to redeem monies from the applicable contract or policy.

8.   WHEN WILL YOU RECEIVE DISTRIBUTIONS?

The Fund will declare dividends daily and pay dividends annually from net investment income and will distribute its net capital gains, if any, at least annually to the Separate Account. Income and capital gains distributions will be made in shares of the Fund.

9.   WHAT INVESTOR SERVICES ARE AVAILABLE?

Contract or Policy Owners will receive from the Participating Companies reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. In addition, Contract or Policy owners may obtain information about their investment on any business day by calling toll-free 1-800-4618-9510 between 8:15 a.m. and 6:00 p.m., New York time.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                       THE OFFITBANK VIF-EMERGING MARKETS FUND

                                    FUND PROFILE


                                    JULY 29, 1998

THIS PROFILE SUMMARIZES KEY INFORMATION ABOUT THE FUND THAT IS INCLUDED IN THE FUND'S PROSPECTUS. THE FUND'S PROSPECTUS INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND, INCLUDING A MORE DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH INVESTING IN THE FUND THAT YOU MAY WANT TO CONSIDER BEFORE YOU INVEST. YOU MAY OBTAIN THE PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND AT NO COST BY CALLING 1-800-618-9510.

1.   WHAT IS THE FUND'S GOAL?

The Fund's goal is to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation. It seeks to achieve its objective by investing primarily in corporate and sovereign debt securities of emerging markets countries.

2.   HOW IS THE PORTFOLIO INVESTED?

The VIF-Emerging Markets Fund is actively managed to seek to achieve competitive U.S. dollar total investment return while reducing relative volatility. The Fund seeks to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunities for capital appreciation. In selecting particular debt instruments for the Fund, the Adviser considers factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations.

Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its assets in equity securities. As used in its Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will be invested in at least 3 different countries. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country, in order to take advantage of what the Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Fund's investment may be denominated in any currency, including U.S. dollars. Under normal circumstances, the Fund will invest at least 25% of its total assets in securities of issuers whose primary business activity is in the banking industry.

3.   WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure.

The Fund's investment in securities of foreign governmental entities and supranational issuers that are not backed by the full faith and credit of a foreign government may be adversely affected by changes in the creditworthiness of the issuing agency. Investments in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. In addition, investment in local-currency-denominated foreign securities can be substantially more volatile than domestic issues and the Fund's net asset value can be expected to fluctuate according to changes in foreign exchange rates.

The Fund may invest all or substantially all of its assets in securities which are either below investment grade or unrated, and considered speculative by the major ratings agencies. These securities generally offer yields that are superior to those of higher rated securities, but also carry greater risk of default and illiquidity in the secondary market than investment grade issues.

In addition, because the Fund may invest a substantial portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of a particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in that currency, and will cause an overall decline in the Fund's net asset value and any shareholder distributions.

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Fund may be subject to greater risk of loss with respect to the value of its portfolio securities than a diversified fund.

As of June 30, 1998 the returns for the OFFITBANK VIF - Emerging Markets Fund, and by comparison, for J.P. Morgan Latin Eurobond Index and J.P. Morgan Emerging Markets Bond Index are as follows:

                                             QUARTER    YEAR-TO-DATE    AVG. ANNUAL*
                                             -------    ------------    ------------

VIF-EM FUND                                  (3.53)%        1.46%          8.51%

50% JPM LEI + 50% JPM EMBI                   (4.64)%         .21%         12.39%
*Inception: August 28, 1996



PLEASE NOTE: Past performance is not necessarily indicative of how the Fund will perform in the future. Performance information presented for the Fund should not be compared directly with performance information of other products without taking into account insurance-related charges and expenses payable under the variable annuity contracts and variable life insurance policy.


4.   WHAT ARE THE FUND'S FEES AND EXPENSES?

The Advisory Agreement provides that the Adviser is entitled to receive a monthly fee at the annual rate of 0.90 of 1% of the first $200,000,000 of the average daily net assets of the Fund and 0.80 of 1% in excess thereof. In addition to the Investment Advisory Fees, the Fund is subject to expenses relating to administration, custody, transfer agency, legal, audit and accounting, directors fees and other miscellaneous expenses. Such expenses may be subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator. Please refer to the Separate Account Prospectus for further information about Separate Account charges. The Separate Account sets out examples of aggregate Fund and Separate Account charges.

5.   WHO MANAGES THE FUND?

The Fund is managed by OFFITBANK, a New York State chartered trust company. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets. Dr. Wallace Mathai-Davis and Richard M. Johnston serve as portfolio mangers for the Fund. Dr. Mathai-Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986. Mr. Johnston is a Managing Director of the Adviser and has been the director of Latin American Investments since 1992.

6.   HOW CAN YOU BUY SHARES?

Individuals may not place orders directly with the Fund. Shares of the Fund are sold only to certain insurance companies and their separate accounts to fund benefits under variable annuity contracts and variable life insurance policies to be offered by the Participating Companies.

Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

7.   HOW CAN YOU SELL SHARES?

Investors may not redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through separate accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's separate account for information on how to redeem monies from the applicable contract or policy.

8.   WHEN WILL YOU RECEIVE DISTRIBUTIONS?

The Fund will declare dividends daily, pay dividends from net investment income annually and will distribute its net capital gains, if any, at least annually to the Separate Account. Income and capital gains distributions will be made in shares of the Fund.

9.   WHAT INVESTOR SERVICES ARE AVAILABLE?


Contract or Policy Owners will receive from the Participating Companies reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. In addition, Contract or Policy owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                         THE OFFITBANK VIF-TOTAL RETURN FUND

                                    FUND PROFILE


                                    JULY 29, 1998

THIS PROFILE SUMMARIZES KEY INFORMATION ABOUT THE FUND THAT IS INCLUDED IN THE FUND'S PROSPECTUS. THE FUND'S PROSPECTUS INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND, INCLUDING A MORE DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH INVESTING IN THE FUND THAT YOU MAY WANT TO CONSIDER BEFORE YOU INVEST. YOU MAY OBTAIN THE PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND AT NO COST BY CALLING 1-800-618-9510.


1.   WHAT IS THE FUND'S GOAL?

The Fund's goal is to maximize total return from a combination of capital appreciation and current income. The Total Return Fund will seek to achieve this objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving OFFITBANK, its investment adviser, broad discretion to deploy the Fund's assets among those segments of the fixed-income market that the Adviser believes will best contribute to the achievement of the Fund's objective.

2.   HOW IS THE PORTFOLIO INVESTED?


The "total return" sought by the Fund will consist of interest from underlying securities, capital appreciation reflected in increases in the value of portfolio securities or from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates.


Based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities, the Fund will invest under normal market conditions in the following securities: U.S. Government securities, investment grade fixed income securities (including asset-backed and mortgage-backed securities), high yield securities, international fixed income securities including corporate and sovereign debt instruments of developed and emerging market issuers, convertible securities, loan participations and assignments, certificates of deposit and cash equivalents. To provide the Adviser with flexibility in managing the Fund's assets, the Fund may invest directly in the securities in these market segments or indirectly through investing in the other OFFITBANK Funds (U.S. Government Securities Fund, Mortgage Securities Fund, VIF-High Yield Fund and VIF-Emerging Markets Fund).

3.   WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Since the Fund may invest across a broad range of market segments, there are a number of risks involved. As interest rates increase, the value of securities in the Fund tends to decrease. Additionally, government securities that are not backed by the full faith and credit of the U.S. Treasury may be adversely affected by changes in the creditworthiness of the issuing agency.

The investment characteristics of mortgage-related securities differ from traditional debt securities, which can result in significantly greater price and yield volatility than those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments and the possibility that prepayments of principal may be made at any time, as influenced by current interest rates and economic, geographic, and social factors.

The Fund may invest all or substantially all of its assets in securities which are either below investment grade or unrated, and considered speculative by the major ratings agencies. These securities generally offer yields that are superior to those of higher rated securities, but also carry greater risk of default and illiquidity in the secondary market than investment grade issues.

To the extent that the Fund may invest in the securities of non-U.S. issuers, the Fund will be exposed to the consequences of political, social or economic changes in the countries of corporations that issue the securities, as well as changes in any applicable foreign currency exchange rates.


The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Fund will be subject to greater risk of loss with respect to its portfolio securities than a diversified fund.


The Fund has not yet commenced operations and therefore does not have a performance history.


4.   WHAT ARE THE FUND'S FEES AND EXPENSES?


The Advisory Agreement provides that the Adviser is entitled to receive a monthly fee at the annual rate of 0.80 of 1% of the average daily net assets of the Fund. In addition to the Investment Advisory Fees, the Fund is subject to expenses relating to administration, custody, transfer agency, legal, audit and accounting, directors fees and other miscellaneous expenses. Such expenses may be subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator. Please refer to the Separate Account Prospectus for further information about Separate Account charges. The Separate Account sets out examples of aggregate Fund and Separate Account charges.

5.   WHO MANAGES THE FUND?

The Fund is managed by OFFITBANK, a New York State chartered trust company. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets. Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser since 1985.


6.   HOW CAN YOU BUY SHARES?

Individuals may not place orders directly with the Fund. Shares of the Fund are sold only to certain life insurance companies and their separate accounts to fund benefits under variable annuity contracts and variable life insurance policies to be offered by the Participating Companies. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.


7.   HOW CAN YOU SELL SHARES?

Investors may not redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through separate accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's separate account for information on how to redeem monies from the applicable contract or policy.

8.   WHEN WILL YOU RECEIVE DISTRIBUTIONS?

The Fund will declare and distribute dividends from net investment income annually and will distribute its net capital gains, if any, at least annually to the Separate Account. Income and capital gains distributions will be made in shares of the Fund.


9.   WHAT INVESTOR SERVICES ARE AVAILABLE?

Contract or Policy Owners will receive from the Participating Companies reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. In addition, Contract or Policy owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 am and 6:00 pm, New York time.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                 THE OFFITBANK VIF-U.S. GOVERNMENT SECURITIES FUND

                                   FUND PROFILE


                                    JULY 29, 1998



THIS PROFILE SUMMARIZES KEY INFORMATION ABOUT THE FUND THAT IS INCLUDED IN THE FUND'S PROSPECTUS. THE FUND'S PROSPECTUS INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND, INCLUDING A MORE DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH INVESTING IN THE FUND THAT YOU MAY WANT TO CONSIDER BEFORE YOU INVEST. YOU MAY OBTAIN THE PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND AT NO COST BY CALLING 1-800-618-9510.


1.   WHAT IS THE FUND'S GOAL?


The Fund's goal is to seek current income consistent with preservation of capital. It seeks to achieve this objective by investing, under normal circumstances, at least 80% of its total assets in obligations of the U.S. Government and its agencies or instrumentalities.


2.   HOW IS THE PORTFOLIO INVESTED?


Under normal circumstances, the Fund invests at least 80% of its total assets in U.S. Government Securities which are either direct obligations of the U.S. Treasury or obligations, issued or guaranteed by the agencies or instrumentalities of the U.S. Government. In addition, the Fund may invest up to 20% of its total assets in other high quality fixed income securities including, but not limited to mortgage-backed and asset-backed securities and sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom. Any Fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar.


3.   WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. While U.S. Government Securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity, THE GOVERNMENT'S GUARANTEE OF THE SECURITIES IN THE FUND DOES NOT GUARANTEE THE NET ASSET VALUE OF THE SHARES OF THE FUND.

The performance of the Fund also depends in part on interest rate changes and
the average maturity of the Fund's portfolio of securities.    The longer the
average maturity, the more likely
the price of the Fund's investment will tend to fluctuate. As interest rates increase, the value of securities in the Fund tends to decrease. In addition, foreign governmental entities and supranational issuers that are not backed by the full faith and credit of a foreign government may be adversely affected by changes in the creditworthiness of the issuing agency. Investments in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities.


The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended which means that the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Fund will be subject to greater risk of loss with respect to its portfolio securities than a diversified fund.



The Fund has not yet commenced operations and therefore does not have a performance history.



4.   WHAT ARE THE FUND'S FEES AND EXPENSES?


The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a monthly fee at the annual rate of .40 of 1% of the average daily net assets of the Fund. In addition to the Investment Advisory Fees, the Fund is subject to expenses relating to administration, custody, transfer agency, legal, audit and accounting, directors fees and other miscellaneous expenses. Such expenses may be subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator. Please refer to the Separate Account Prospectus for further information about Separate Account charges. The Separate Account sets out examples of aggregate Fund and Separate Account charges.


5.   WHO MANAGES THE FUND?



The Fund is managed by OFFITBANK, a New York State chartered trust company. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets. Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser since 1985.



6.   HOW CAN YOU BUY SHARES?



Shares of the Fund are sold only to certain insurance companies and their separate accounts to fund benefits under variable annuity contracts and variable life insurance policies to be offered by the Participating Companies. Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's principal Underwriter.

7.   HOW CAN YOU SELL SHARES?


Investors may not redeem shares of the Fund directly, but only through variable annuity contracts and variable life insurance policies offered through separate accounts of Participating Insurance Companies. Investors should refer to the prospectus of the Participating Insurance Company's separate account for information on how to redeem monies from the applicable contract or policy.


8.   WHEN WILL YOU RECEIVE DISTRIBUTIONS?



The Fund will declare and distribute dividends from net investment income annually and will distribute its net capital gains, if any, at least annually to the Separate Account. Income and capital gains distributions will be made in shares of the Fund.



9.   WHAT INVESTOR SERVICES ARE AVAILABLE?



Contract or Policy Owners will receive from the Participating Companies reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. In addition, Contract or Policy owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 am and 6:00 pm, New York time.

PROSPECTUS
THE OFFITBANK VARIABLE INSURANCE FUND, INC.                        JULY 29, 1998
--------------------------------------------------------------------------------

                            OFFITBANK VIF-HIGH YIELD FUND

--------------------------------------------------------------------------------
OFFITBANK VIF - High Yield Fund (the "Fund") is an investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company consisting of ten separate investment portfolios. The Fund's investment objective is to seek high current income with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities rated below investment grade offering potential returns that are sufficiently high to justify the greater investment risks.

THE FUND MAY INVEST PRIMARILY IN HIGH YIELD, HIGH RISK CORPORATE DEBT SECURITIES AND SOVEREIGN DEBT OBLIGATIONS WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS." There can be no assurance that the Fund's investment objective will be achieved.

OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages approximately $10 billion in assets. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Funds may be obtained by calling 1-800-618-9510.

SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF ONE OR MORE OF THE FUNDS IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Fund is available at the Commission's Website (http://www.sec.gov).

                            ----------------------

INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                WHAT YOU NEED TO KNOW
                                ---------------------

Highlights . . . . . . . . . . . . . . . . . . . . . .2
Financial Highlights . . . . . . . . . . . . . . . . .3
The Company. . . . . . . . . . . . . . . . . . . . . .4
Investment Objective and Policies. . . . . . . . . . .4
Investment Policies and Techniques . . . . . . . . . .5
Special Risk Considerations. . . . . . . . . . . . . 11
Limiting Investment Risks. . . . . . . . . . . . . . 20
Management . . . . . . . . . . . . . . . . . . . . . 21
About Your Investment. . . . . . . . . . . . . . . . 22
How the Company Values Its Shares. . . . . . . . . . 22
How Distributions are Made: Tax Information. . . . . 23
Shareholder Communications . . . . . . . . . . . . . 23
Performance Information. . . . . . . . . . . . . . . 24
Counsel and Independent Accountants. . . . . . . . . 24
Appendix A . . . . . . . . . . . . . . . . . . . . .A-1

                                      HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-High Yield Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objective is to seek high current income with capital appreciation as a secondary objective.

FUND MANAGEMENT
OFFITBANK, a New York State chartered trust company serves as the Fund's
Adviser.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., (the "Distributor") the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."

RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund invests at least 65% of its total assets in U.S. corporate fixed income securities rated below investment grade offering and are generally perceived by the marketplace to be high yield/high risk securities. See "Investment Objective and Policies" and "Special Risk Considerations."

                                 FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the investment results of the Fund. The information for the periods below has been derived from financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants for the Company. The current report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for the period indicated. Further information about the performance of the Company is included in the Annual Report to Shareholders which may be obtained without charge by calling 1-800-618-9510.

                                                                                                VIF- HIGH YIELD FUND

                                                                                                          For the period April 1,
                                                                                 For the year ended             1996* through
                                                                                   March 31, 1998              March 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . . . . . . . . . . . . .      $10.37                        $10.00
                                                                                    --------                      --------
     Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.86                          0.78
     Net realized and unrealized gains . . . . . . . . . . . . . . . . . . . . .        0.63                          0.37
                                                                                    --------                      --------
     Total income from investment operations . . . . . . . . . . . . . . . . . .        1.49                          1.15
                                                                                    --------                      --------
LESS DIVIDENDS FROM:
     Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .       (0.86)                        (0.78)
                                                                                    --------                      --------
Net change in net asset value per share. . . . . . . . . . . . . . . . . . . . .       (0.63)                         0.37
                                                                                    --------                      --------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . . . . . . . . . . . .      $11.00                        $10.37
                                                                                    --------                      --------
                                                                                    --------                      --------
TOTAL RETURN (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14.84%                        11.90%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands). . . . . . . . . . . . . . . . . .     $31,675                       $25,114
RATIOS TO AVERAGE NET ASSETS:
     Expenses (**) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.15%                         1.15%
     Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .       7.98%                         7.45%
PORTFOLIO TURNOVER RATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32%                            4%

*    Commencement of Operations.
** If the Fund had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratios would have been 1.54% for the fiscal year ended March 31, 1998 and 2.25% for the period April 1, 1996 through March 31, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                                     THE COMPANY

The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through the principal underwriter for the Company. The Fund is a no-load, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Funds, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                          INVESTMENT OBJECTIVE AND POLICIES

The High Yield Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are rated below investment grade or are unrated at the time of investment. The Fund is managed for total return and safety and does not seek the highest yields available. Rather, the Fund intends to buy and hold better quality high yield issues that the Adviser expects will earn above average returns over time, while minimizing the broad market risk to high yield investments. Ultimately, the Fund seeks to outperform over market cycles by compounding higher yielding coupons while avoiding large capital losses.

Investment decisions on portfolio securities are primarily credit driven. Generally, the Adviser seeks to invest in high yield securities that have one or more of the following characteristics: at least $50 million in earnings before interest, taxes and depreciation ("EBITDA"); at least two times EBITDA interest coverage; at least 25% of the issuer's capital structure must be subordinated to the selected security; approximately five times maximum total debt to EBITDA; and over two years operating experience in current legal form ("seasoned").

Securities that meet the Adviser's credit quality criteria are then selected for purchase after consideration of relative value. In selecting a security for investment by the High Yield Fund, the Adviser may also consider the following factors, among others: (1) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (2) the market price of the security relative to its face value; (3) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Duff & Phelps Credit Rating Co. ("D&P"); and (4) the variety of issuers and industries
represented in the Fund's portfolio.   Industry trends and fundamental
developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality.

The Fund's investments are typically structured to include higher quality high yield holdings with intermediate maturities in order to avoid the risk and volatility generally associated with lower rated, longer dated maturities. The Fund will generally purchase securities at par or a discount to capture coupon dollars and to maintain exposure to a potential increase in value of the security. By approximately equally weighting the security holdings, the Adviser maximizes diversification and protects the portfolio from possible credit disappointments.

The Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer has been operating in its current form for over two years. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because
of the lack of any operating history.   The Fund is free to invest in high
yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

The higher yields sought by the High Yield Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Special Risk Considerations-High Yield Securities".

Although the High Yield Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the High Yield Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the High Yield Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the High Yield Fund will not be exempt from Federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

GENERAL.   As indicated above, the Fund is generally managed in the style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

                          INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES
The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."

BRADY BONDS
The Fund may invest in "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $160 billion (face amount) of Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related
options transactions.   The Fund also may enter into forward foreign currency
contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations-Hedging and Other Strategic Transactions."

LOAN PARTICIPATIONS AND ASSIGNMENTS
The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets, respectively. See "Illiquid Securities" below.

STRUCTURED PRODUCTS
The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES
The Fund may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as: (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

The Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

MORTGAGE-RELATED SECURITIES
The Fund may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments and Techniques - Mortgage-Backed Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

U.S. MUNICIPAL SECURITIES
In circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Fund's ability to accomplish its investment objectives, the Fund may invest in such obligations, including municipal bonds issued at a discount.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS
The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS
The Fund may lend portfolio securities in an amount up to 30% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS
The Fund may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES
The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES
The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its total assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

PORTFOLIO TURNOVER
The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because emerging markets can be especially volatile, securities of emerging markets countries may at times be held only briefly. It is not anticipated that, under normal conditions, the portfolio turnover rates for the Fund will exceed 75% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                             SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the Fund's fixed income securities generally fluctuates inversely with interest rate movements and fixed income securities with longer maturities tend to be subject to increased volatility. There is no assurance that the Fund will achieve its investment objective.

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of

1986, as amended (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

HIGH YIELD SECURITIES
GENERAL. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.
Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities" below.

FOREIGN SECURITIES
A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may purchase, and investment techniques in which it may engage, involve risks, including those set forth below.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the Fund will invest, and the emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(1) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorist activities; (4) hostile relations with neighboring countries; and (5) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Fund's assets.

Individual foreign economies in general, and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchases by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries (such as Mexico) invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

CURRENCY FLUCTUATIONS. Because the Fund may invest a portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in emerging markets in particular generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission (the "Commission") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect
the real condition of those issuers and securities markets.   Moreover,
substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers. In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" above.

FOREIGN TAXES
The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are
Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and
foreign currencies, and related options transactions.   The Fund also may enter
into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Investment Policies and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

IN GENERAL

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub- custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.
Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

Over-the-counter ("OTC") options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any. Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.
Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

CONCENTRATION

Under normal market conditions, the Fund may invest greater than 25% of its assets in securities of issuers whose primary business activity is in the banking industry (see "Limiting Investment Risks" below). As such, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. Banks are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Foreign Securities" above.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                              LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

          1. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          2. The Fund may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

          3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares.
If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) and the restrictions on illiquid investments described in (3) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                      MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of .85% for the first $200,000,000 of assets and .75% for amounts in excess thereof based upon the average daily net assets of the Fund. The investment advisory fee for the Fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.

PORTFOLIO MANAGERS.   Stephen T. Shapiro serves as the portfolio manager for the
Fund. Mr. Shapiro is a Managing Director of the Adviser and has been associated with the Adviser since 1983.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator.

PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.

FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.

                                ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                          HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                     HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION

DISTRIBUTIONS
The Fund will declare dividends daily and pay the dividends annually from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS
The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                              SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                               PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                         COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                                      APPENDIX A
                                       RATINGS

     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.

COMMERCIAL PAPER RATINGS

          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS


THE OFFITBANK VARIABLE INSURANCE FUND, INC.                        JULY 29, 1998


--------------------------------------------------------------------------------

                         OFFITBANK VIF-Emerging Markets Fund

--------------------------------------------------------------------------------
OFFITBANK VIF - Emerging Markets Fund (the "Fund") is an investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company consisting of ten separate investment portfolios. The Fund's investment objective is to seek to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities.

The Fund may invest primarily in high yield, high risk corporate debt securities and sovereign debt obligations which are considered speculative and subject to certain risks. See "Investment Objective and Policies" and "Special Risk Considerations." There can be no assurance that the Fund's investment objective will be achieved.


OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages approximately $10 billion in assets. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Funds may be obtained by calling 1-800-618-9510.


SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF ONE OR MORE OF THE FUNDS IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.


This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Fund is available at the Commission's Website (http://www.sec.gov).

                             -------------------------

INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                WHAT YOU NEED TO KNOW
                                ---------------------


Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
The Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . . . . 4
Investment Policies and Techniques . . . . . . . . . . . . . . . . . . . . . . 6
Special Risk Considerations. . . . . . . . . . . . . . . . . . . . . . . . . .11
Limiting Investment Risks. . . . . . . . . . . . . . . . . . . . . . . . . . .20
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
About Your Investment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
How the Company Values Its Shares. . . . . . . . . . . . . . . . . . . . . . .22
How Distributions are Made: Tax
    Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
Shareholder Communications . . . . . . . . . . . . . . . . . . . . . . . . . .23
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .23
Counsel and Independent Accountants. . . . . . . . . . . . . . . . . . . . . .24
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

                                      HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-Emerging Markets Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objective is to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation.


FUND MANAGEMENT
OFFITBANK, a New York State chartered trust company, serves as the Fund's
Adviser.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.


Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.


An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."


RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities. See "Investment Objective and Policies" and "Special Risk Considerations."

                                 FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the investment results of the Fund. The information for the periods below has been derived from financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants for the Company, whose current report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for the period indicated. Further information about the performance of the Company is included in the Annual Report to Shareholders which may be obtained without charge by calling 1-800-618-9510.




                                                       VIF - EMERGING MARKETS FUND

                                                                     For the period August
                                                For the year ended     28, 1996* through
                                                March 31, 1998          March 31, 1997
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . .  $10.30               $10.00
   Net investment income . . . . . . . . . . . . . .    0.86                 0.48
   Net realized and unrealized gains . . . . . . . .    0.27                 0.34
   Total income from investment operations . . . . .    1.13                 0.82
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income . . . . . . . . . . . . . .   (0.86)               (0.48)
   Excess of net investment income . . . . . . . . .   (0.02)                ----
   Realized Gains. . . . . . . . . . . . . . . . . .    ----                (0.04)
TOTAL DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . .   (0.88)               (0.52)
NET CHANGE IN NET ASSET VALUE PER SHARE. . . . . . .    0.25                 0.30
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . .  $10.55               $10.30
TOTAL RETURN (a) . . . . . . . . . . . . . . . . . .   11.26%                8.29%(b)
RATIOS/SUPPLEMENT DATA:
   Net assets, end of period (in thousands). . . . .  $5,780               $4,346
Ratios to average net assets:
   Expenses ** . . . . . . . . . . . . . . . . . . .    1.50%                1.50%(c)
   Net investment income . . . . . . . . . . . . . .    8.27%                8.04%(c)
PORTFOLIO TURNOVER RATE. . . . . . . . . . . . . . .      53%                  96%




*    Commencement of Operations.
** If the Fund had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratios would have been 2.66% for the fiscal year ended March 31, 1998 and 4.87% for the period August 28, 1996 through March 31, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.

                                     THE COMPANY

The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through the principal underwriter for the Company. The Fund is a no-load, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Funds, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                          INVESTMENT OBJECTIVE AND POLICIES

The Fund has an objective which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund may utilize many of the same investment techniques and invest in similar securities. Investors should note, however, that the Fund will invest their assets in accordance with their respective investment objectives and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding their ability to invest in comparable instruments.

The investment objective of the Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund will seek to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will invest at least 25% of its total assets in securities of issuers whose primary business activity is in the banking industry. The Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions. See "Special Risk Considerations - Concentration" and "Limiting Investment Risks."

The Fund seeks to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security: (1) of an issuer organized or with more than 50% of its business activities in such emerging market country; (2) denominated in such country's currency or with a primary trading market in such emerging market country; (3) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country; or (4) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Special Risk Considerations-Foreign Securities" in this Prospectus and "Additional Risk Considerations-Non-Uniform Corporate Disclosure Standards and Governmental Regulation" in the Statement of Additional Information for a discussion of the nature of publicly available information for non-U.S. companies.

DEBT INSTRUMENTS. The Fund intends to invest in debt instruments including bonds, notes, bills, debentures, convertible securities, debt with attached warrants, bank obligations, short-term paper, loan participations and assignments, trust and partnership interests, money market instruments and other similar instruments. Such instruments may be issued or guaranteed by the governments of emerging market countries, their agencies, instrumentalities or political subdivisions, international organizations or business entities located in such countries, including financial institutions, or companies located in emerging market countries that are subsidiaries of multinational business entities. Such obligations may be payable in U.S. dollars, Eurocurrencies or other currencies (including currencies of emerging market countries which may be indexed to the U.S. dollar). The Adviser will be free to invest in debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating. The Fund's debt instruments may or may not be listed or traded on a securities exchange.

In selecting particular debt instruments for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Special Risk Considerations-High Yield Securities."


EQUITY SECURITIES. The Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities deriving from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depository Receipts, European Depository Receipts and interests in investment companies.

GENERAL.   As indicated above, the Fund is generally managed in the style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

                          INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES
The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."

BRADY BONDS
The Fund may invest in "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $160 billion (face amount) of Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related
options transactions.   The Fund also may enter into forward foreign currency
contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations-Hedging and Other Strategic Transactions."

LOAN PARTICIPATIONS AND ASSIGNMENTS The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.
The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities.
When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets, respectively. See "Illiquid Securities" below.

STRUCTURED PRODUCTS
The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES
The Fund may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

The Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

MORTGAGE-RELATED SECURITIES
The Fund may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments and Techniques - Mortgage-Backed Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES
The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS
The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS
The Fund may lend portfolio securities in an amount up to 30% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS
The Fund may invest in zero coupon securities and pay-in-kind bonds and a substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided such equity securities do not cause the Fund to exceed its 20% investment limitation in such securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES
The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES
The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

PORTFOLIO TURNOVER
The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because emerging markets can be especially volatile, securities of emerging markets countries may at times be held only briefly. It is not anticipated that, under normal conditions, the portfolio turnover rates for the Fund will exceed 200% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                             SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the Fund's fixed income securities generally fluctuates inversely with interest rate movements and fixed income securities with longer maturities tend to be subject to increased volatility. There is no assurance that the Fund will achieve its investment objective.

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the

Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

HIGH YIELD SECURITIES
GENERAL. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.
Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities" below.

FOREIGN SECURITIES
Most of the Fund's assets will be invested in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may purchase, and investment techniques in which it may engage, involve risks, including those set forth below.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the Fund will invest, and the emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(1) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorist activities; (4) hostile relations with neighboring countries; and (5) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Fund's assets.

Individual foreign economies in general, and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchases by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries (such as Mexico) invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

CURRENCY FLUCTUATIONS. Because the Fund may invest a substantial portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in emerging markets in particular generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Commission are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real
condition of those issuers and securities markets.   Moreover, substantially
less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" above.

FOREIGN TAXES.
The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are
Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and
foreign currencies, and related options transactions.   The Fund also may enter
into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Portfolio Instruments and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

IN GENERAL
Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS
Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES
When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS
Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub- custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.
Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

Over-the-counter ("OTC") options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.
Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

CONCENTRATION
Under normal market conditions, the Fund may invest greater than 25% of its assets in securities of issuers whose primary business activity is in the banking industry (see "Limiting Investment Risks" below). As such, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. Banks are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Foreign Securities" above.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                              LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

     1. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and provided further that, under normal market conditions, this limitation shall not apply with respect to the purchase of securities of issuers whose primary business activity is in the banking industry.

     2. The Fund may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

     3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) and the restrictions on illiquid investments described in (3) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                      MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of .90% for the first $200,000,000 of assets and .80% for amounts in excess thereof based upon the average daily net assets of the Fund. The investment advisory fee for the Fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.

PORTFOLIO MANAGERS
Dr. Wallace Mathai-Davis and Richard M. Johnston serve as portfolio managers of the Fund. Dr. Mathai-Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986. Mr. Johnston is a Managing Director of the Adviser and has been the director of Latin American investments since 1992. From 1988 to 1992 Mr. Johnston was Vice President, International Corporate Finance at Salomon Brothers Inc.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
PFPC Inc., on indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Chase Manhattan Bank, N.A. serves as the custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly, which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Chase Manhattan Bank, N.A. is 4 Metrotech Center, Brooklyn, New York 11245.

FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.

                                ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. ("the Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.
Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                          HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                     HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION

DISTRIBUTIONS

The Fund will declare dividends daily and pay the dividends annually from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS

The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                              SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                               PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula.

The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.


                         COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                                      APPENDIX A

                                       RATINGS


     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.



COMMERCIAL PAPER RATINGS

          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
THE OFFITBANK VARIABLE INSURANCE FUND, INC.                       JULY 29, 1998
--------------------------------------------------------------------------------


                                DJG VALUE EQUITY FUND

--------------------------------------------------------------------------------
DJG Value Equity Fund (the "Fund") is a diversified investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objectives are long-term appreciation and preservation of capital. The Fund will seek to achieve its objectives by researching and investing in equity securities priced at a discount to their intrinsic values. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event or combination thereof.


David J. Greene and Company, LLC, (the "Adviser") a registered investment adviser, serves as the Fund's investment adviser and manages the Fund's portfolio. The Adviser specializes in equity management with a value style orientation and currently manages approximately $2 billion in assets for pension, profit sharing, endowment and individual accounts. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.

SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Fund is available at the Commission's Website (http://www.sec.gov).

INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                WHAT YOU NEED TO KNOW

Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
The Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . . 4
Investment Policies and Techniques . . . . . . . . . . . . . . . . . . . . . . 5
Limiting Investment Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
About Your Investment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
How the Company Values Its Shares. . . . . . . . . . . . . . . . . . . . . . . 9
How Distributions are Made: Tax Information. . . . . . . . . . . . . . . . . . 9
Shareholder Communications . . . . . . . . . . . . . . . . . . . . . . . . . .10
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Counsel and Independent Accountants. . . . . . . . . . . . . . . . . . . . . .11


                                      HIGHLIGHTS

INTRODUCTION
DJG Value Equity Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objectives are long-term appreciation and preservation of capital.

FUND MANAGEMENT
David J. Greene and Company, a registered investment adviser and broker-dealer, serves as the Fund's Adviser.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."



RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Investment Policies and Techniques." The Fund invests at least 65% of its total assets in equity securities. See "Investment Objectives and Policies" and "Investment Policies and Techniques."

                                 FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information with respect to the investment results of the Fund. The information for the period below has been derived from financial statements and notes which have been audited by PricewaterhouseCoopers LLP, independent accountants for the Company, whose current report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for the period indicated. Further information about the performance of the Company is included in the Annual Report to Shareholders which may be obtained without charge by calling 1-800-618-9510.


                                DJG VALUE EQUITY FUND



                                                       For the period April
                                                        11, 1997* through
                                                          March 31, 1998
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD. . . . . . . . . . .      $ 10.00(d)
                                                               ----------
     Net Investment income. . . . . . . . . . . . . . . .         0.02

     Net realized and unrealized gains. . . . . . . . . .         4.92
                                                               ----------
     Total income from investment operations. . . . . . .         4.94
                                                               ----------
     Net change in net asset value per share. . . . . . .         4.94
                                                               ----------
NET ASSET VALUE, END OF PERIOD. . . . . . . . . . . . . .      $ 14.94
                                                               ----------
                                                               ----------
TOTAL RETURN(a) . . . . . . . . . . . . . . . . . . . . .        49.40%(b)
                                                               ----------
                                                               ----------
RATIOS/SUPPLEMENTAL DATA:

     Net assets at end of period (in thousands) . . . . .      $ 2,018
                                                               ----------
                                                               ----------
RATIOS TO AVERAGE NET ASSETS:

     Expenses** . . . . . . . . . . . . . . . . . . . . .         1.25%(c)

     Net investment income. . . . . . . . . . . . . . . .         0.16%(c)

Portfolio turnover rate . . . . . . . . . . . . . . . . .           33%




*    Commencement of Operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the above expense ratio would have been 5.09% for the period from April 11, 1997 through March 31, 1998.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.

                                     THE COMPANY

The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                          INVESTMENT OBJECTIVES AND POLICIES

The Fund has investment objectives which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of fundamental policy, the Directors would not materially change the investment objectives of the Fund without thirty days prior written notice to shareholders. There is no assurance that the Fund will achieve its objectives.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.


The investment objectives of the Fund are long-term appreciation and preservation of capital, which the Fund seeks to achieve by investing in undervalued securities and in special situations. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event - such as a major management change, substantial share repurchase, spin-off, split-up, restructuring, liquidation, acquisition or other catalyst. The Adviser attempts to manage the Fund so as to provide consistent absolute returns as well as outperform the Standard & Poor's 500 Index ("S&P 500") over a market cycle by using a bottom up value-oriented approach to equity investment that stresses the purchase of securities with cash flow, reported earnings and asset value at a measured price.

The Adviser's investment philosophy is centered upon fundamental research with particular emphasis on event-driven special situations. Valuations are based on cash flow (defined as earnings plus non-cash charges, less required capital spending and working capital) rather than reported earnings in order to focus on underlying economics rather than accounting. Furthermore, the Adviser believes that management's capabilities and motivations with respect to the enhancement of shareholder value are particularly important in making investment decisions. Generally, the sale of a security will be based upon factors such as: (1) an increase in the share price which adequately reflects the original investment premise; (2) any other significant increase in the market valuation of a stock relative to its true economic value (a narrowing of the price value gap);
(3) availability of alternative investments with greater ratios of reward to risk; and (4) perceived deterioration of the issuer's operations which may adversely affect the underlying value of the security. Turnover will be influenced by sound investment practices related to the Fund's objectives, and the need for funds in the event of redemptions of the Funds shares.

Investments for the Fund will be made by the Adviser on a stock by stock basis without regard to market timing. Cash reserves for the Fund will fluctuate based upon individual investment decisions as well as purchases and new redemptions of the Fund's shares.

The Fund will normally invest at least 65% of total assets in a diversified portfolio of equity securities, including common stocks, rights, and warrants to subscribe for or purchase common stocks. The Fund may purchase listed and unlisted common and preferred stocks, securities of companies in bankruptcy, fixed income securities which are convertible into equity securities, as well as write covered call options on such equity securities. In addition, the Fund may invest in "risk arbitrage positions", which include securities that may become exchangeable for cash or other securities as a result of the issuer being an announced candidate for a merger, acquisition, restructuring or similar transaction, or securities the issuer of which has been the subject of a filing on Schedule 13D under the Securities Exchange Act of 1934. Dividends and interest are not prime considerations in the purchase of securities but are considered in relation to the total expected return of the investment. Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities. Cash reserves may be invested in short-term fixed income instruments including money market funds, certificates of deposit and commercial paper.

                          INVESTMENT POLICIES AND TECHNIQUES

WARRANTS
The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included within that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

COVERED CALL OPTIONS
To assist in the management of its portfolio and to enhance the Fund's performance, the Fund may engage in the writing (selling) of call option contracts on securities at such times as the Adviser shall determine to be appropriate. However, options shall be written solely as "covered" call options, that is, options on securities that the Fund owns. The fund will write covered call options on securities held in the portfolio at the exercise price which would approximate the price at which the Adviser would desire to sell the security. The Fund will not write covered call options on portfolio securities having an aggregate value in excess of 20 percent of the Fund's net assets. A call option gives the purchaser of the option the right to buy a security from a writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.

The Fund will purchase options only to close out a call option position. In order to close out a position, the Fund will make a "closing purchase transaction" - the purchase of a call option on the same security with the same exercise price and expiration date as a call option which it has previously
written.   When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale thereof. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it desires to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the options exists on a national securities exchange.

Securities for the Fund's portfolio will at all times be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objective.

CORPORATE REORGANIZATIONS
The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgement of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

PORTFOLIO TRANSACTIONS
All orders for transactions in securities and any other investments on behalf of the Fund will be placed with broker-dealers selected by the Adviser. The Adviser may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and in the national over-the-counter market as agent and retain commissions in accordance with certain regulations of the Commission and procedures adopted by the Fund's Board of Directors. In addition, the Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services received. In placing orders, it is the policy of the Fund to obtain the net best results taking into account the broker's general execution and operational facilities as well as the type of transaction involved. While the Adviser generally seeks a competitive price in placing its orders, the Fund may not necessarily be paying the lowest price available. In accordance with procedures adopted by the Board of Directors, in order for the Adviser, as an affiliated person, to be permitted to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.


Investment decisions for Fund are made independently from those for other accounts advised or managed by the Adviser, including accounts designated as proprietary. However, since the research resources and Investment Committee process of the Adviser are common to all accounts, including the Fund, all such other accounts are prepared to invest in, or desire to dispose of, the same securities at the same time as the Fund, and transactions in such securities will be made, insofar as feasible, for the respective accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives including tax considerations for individual accounts, a particular security may be purchased for the Fund or such other accounts when the Fund or such other accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts, including proprietary accounts, in order to obtain best execution in accordance with the Fund's Code of Ethics and applicable Commission no-action positions on this subject.


OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, such an investment otherwise meets its criteria, such as a closed-end investment company selling at a discount to its net asset value. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objectives and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

PORTFOLIO TURNOVER
The Adviser's investment style usually requires a holding period of one year or more, however, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 50% in any one year.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                              LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

     1. The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     2. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     3. The Fund may not borrow money except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets, and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of the Fund's total assets.

     4. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (3) and the restrictions on illiquid investments described in (4) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                      MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers. The Management of the Fund's portfolio, including the placement of purchase and sale orders, is the responsibility of the investment adviser.

INVESTMENT ADVISER
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .80% of the Fund's average daily net assets.


David J. Greene & Company, LLC ("the Adviser") is an investment adviser and broker-dealer registered with the SEC and the National Association of Securities Dealers, Inc. (the "NASD"). The Firm is located at 599 Lexington Avenue, New York, N.Y. 10022. As of June 30, 1998, the Adviser had investment management authority with respect to approximately $2 billion of assets for pension, profit sharing, endowment and individual accounts. The Adviser consists of fifteen principals and a staff of twenty-three professional and support persons, all of whom devote their full time to the business. The Adviser specializes in equity management with a value style orientation.

PORTFOLIO MANAGER
Erwin A. Zeuschner is primarily responsible for the daily management of the Fund. Mr. Zeuschner will undertake his responsibilities under guidelines established by the Adviser's Investment Committee, consisting of himself, Alan
I. Greene, Robert J. Ravitz,  Michael C. Greene and David R. Pedowitz.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.

FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.

                                ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.


The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.


EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios offered through the Account on the basis of their respective net asset values.

                          HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                     HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION


DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income as well as its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS
The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.


                              SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts in the Fund.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                               PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be higher than the yield because of the compounding effect of this assumed reinvestment.


The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard and Poor's Corporation.
The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.


Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.




                         COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
THE OFFITBANK VARIABLE INSURANCE FUND, INC.                        JULY 29, 1998
--------------------------------------------------------------------------------

                          OFFITBANK VIF-U.S. SMALL CAP FUND

--------------------------------------------------------------------------------
OFFITBANK VIF-U.S. Small Cap Fund (the "Fund") is a diversified investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller companies located in the United States. Up to 10% of the Fund's portfolio may be in companies located outside the United States. At least 65% of the Fund's portfolio will consist of securities of smaller portfolio companies with a capitalization of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as warrants and convertible debt securities. The Fund intends to invest primarily in publicly-held companies.

THE FUND WILL INVEST IN SMALL CAPITALIZATION ISSUERS WHICH ARE MORE VOLATILE THAN INVESTMENTS IN ISSUERS WITH MARKET CAPITALIZATION GREATER THAN $1 BILLION DUE TO THE LACK OF DIVERSIFICATION IN THE BUSINESS ACTIVITIES, AND CORRESPONDING GREATER SUSCEPTIBILITY TO CHANGES IN THE BUSINESS CYCLE OF SMALL CAPITALIZATION ISSUERS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Fund's investment objective will be achieved.

OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Rockefeller & Co., Inc. (the "Sub-Adviser") has been engaged to provide investment advisory services, including portfolio management, to the Fund, subject to the supervision of the Adviser. Information regarding the Fund may be obtained by calling 1-800-618-9510.

SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference herein and other information regarding the Fund is available at the Commission's Website (http://www.sec.gov).

INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                WHAT YOU NEED TO KNOW
                                ---------------------
Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
The Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . . . . 4
Investment Policies and Techniques . . . . . . . . . . . . . . . . . . . . . . 5
Special Risk Considerations. . . . . . . . . . . . . . . . . . . . . . . . . . 8
Limiting Investment Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
About Your Investment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
How the Company Values Its Shares. . . . . . . . . . . . . . . . . . . . . . .12
How Distributions are Made: Tax Information. . . . . . . . . . . . . . . . . .12
Shareholder Communications . . . . . . . . . . . . . . . . . . . . . . . . . .13
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .13
Counsel and Independent Accountants. . . . . . . . . . . . . . . . . . . . . .13

                                      HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-U.S. Small Cap Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objective is to achieve capital appreciation.

FUND MANAGEMENT
OFFITBANK, a New York State chartered trust company serves as the Fund's Adviser. Rockefeller & Co., Inc. serves as Sub-Adviser to the Fund and manages the Fund's portfolio of investments.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."


RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund generally invests at least 65% of its total assets in securities of smaller portfolio companies with a capitalization of $1 billion or less at the time of purchase. See "Investment Objective and Policies" and "Special Risk Considerations."

                                 FINANCIAL HIGHLIGHTS



The table below sets forth certain financial information with respect to the investment results of the Fund. The information below has been derived from financial statements and notes which have been audited by PricewaterhouseCoopers LLP, independent accountants for the Company, whose current report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for the period indicated. Further information about the performance of the Company is included in the Semi-Annual Report to Shareholders which may be obtained without charge by calling 1-800-618-9510.




                                                        VIF-U.S. SMALL CAP FUND

                                                        For the period April 11,
                                                            1997* through
                                                            March 31, 1998
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .        $  10.00(e)

     Net investment loss . . . . . . . . . . . . . . .          (0.08)

     Net realized and unrealized gains . . . . . . . .            4.22

     Total income from investment operations . . . . .            4.14

     Net change in net asset value per share . . . . .            4.14

NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .        $  14.14

TOTAL RETURN (a) . . . . . . . . . . . . . . . . . . .           41.40% (b)

RATIOS/SUPPLEMENTAL DATA:

     Net assets, at end of period (in thousands) . . .        $  1,394

     Ratios to average net assets:

     Expenses ** . . . . . . . . . . . . . . . . . . .            1.50% (c)

     Net Investment Income . . . . . . . . . . . . . .           (0.74%) (c)

Portfolio turnover rate. . . . . . . . . . . . . . . .              51%


*    Commencement of Operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been 6.68% annualized for the Fund.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.
(e)  Initial offering price.

                                     THE COMPANY

The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                          INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without thirty days prior written notice to shareholders. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.


The investment objective of the Fund is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller publicly-held companies located in the United States. Up to 10% of the Fund's portfolio, however, may consist of securities of companies located outside the United States. At least 65% of the Fund's portfolio will consists of securities of smaller companies with a capitalization of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as convertible debt securities and warrants. The



The Fund will invest primarily in companies which are expected to meet most of the following criteria: the company should have a market position in a fast growing segment of the economy, good management, preferably a leading position in its business, superior financial returns (I.E., primarily return on assets and invested capital) with ability to self-finance, and a reasonable market valuation. While the Fund will not generally invest in start-ups, it may invest in stock of companies' initial public securities offerings and companies having only a few years' operating history.


In addition to investments expected to meet the preceding criteria, the Fund may also invest in companies which have undervalued assets and in special situations. Special situations might include private placements, fixed-income securities, cyclically depressed companies or take-over candidates. In analyzing convertible debt securities, the Sub-Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

The Fund will have a diversified portfolio. It will not ordinarily acquire more than 5% of its assets in the equity securities of any single issuer, although the holding of higher equity percentages will be considered under some circumstances. In furthering its objective, the Fund may also engage in indirect investments as discussed below, including investments in mutual funds, funds directed by other investment advisers or other pooled vehicles, (although the Sub-Adviser does not currently intend to invest in registered investment companies). Such investments will not exceed 10% of the portfolio. In the case of mutual funds, funds directed by other investment advisers or other pooled vehicles, such investments may be subject to management fees including performance fees which will be reflected in the net asset value of such securities. The Fund's management may alter the proportion of the portfolio invested for defensive purposes in order to respond to market conditions.

Trading policy (as opposed to investment policy) is determined by market conditions and is not constrained by tax considerations.

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of capital appreciation. The Fund believes that investments that meet its objective potentially offer above average return, but they are higher risk investments and are expected to fluctuate more widely in price than the general market. An investor should be aware that investment in small capitalization issuers may be more volatile than investments in issuers with market capitalizations greater than $1 billion due to the lack of diversification in the business activities, limited product lines, markets or financial resources, and correspondingly greater susceptibility to changes in the business cycle of small capitalization issuers. Smaller capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. This investment policy involves the risks that the changes or trends identified by the Sub-Adviser will not occur or will not be as significant as projected and that, even if the changes or trends develop, the particular issues held by the Fund will not benefit as anticipated from such changes or trends.

The convertible securities that may be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking capital appreciation. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.

Under normal circumstances, the Fund may invest up to 10% of its assets in other types of securities including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.

                          INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value could be affected by changes in exchange rates. See "Special Risk Considerations."

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may be authorized to use a variety of investment strategies to hedge various market risks such as broad or specific market movements (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use cross currency hedges as a portfolio management strategy. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency positions. See "Special Risk Considerations- Risks of Hedging and Other Strategic Transactions." The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) enter into currency transactions. The Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from currency exchange rate fluctuations. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place liquid securities or cash not available for investment in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Sub-Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

CONVERTIBLE SECURITIES. The Fund may invest up to 10% of its assets in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

OTHER INVESTMENT COMPANIES AND POOLED VEHICLES. The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies, including mutual funds, investment partnerships and other pooled investment vehicles. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Sub-Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies or pooled investment products in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES. The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Sub-Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash and/or invest its assets in high quality debt securities or money market instruments of U.S. issuers.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash and may invest any portion of its assets in high quality money market instruments of U.S. Issuers.

PORTFOLIO TURNOVER. The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be
sold without regard to the length of time held.   It is not anticipated that,
under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                             SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees, based on, among other things, (1) changes in the actual and perceived creditworthiness of the issuers of such securities, (2) factors affecting the industry in which the issuer operates, such as competition or technological advances and (3) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

FOREIGN SECURITIES
The Fund may invest up to 10% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net return on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital investment, resources self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

FOREIGN TAXES
The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS
Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES
When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                              LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

     1. The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     2. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     3. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 30% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

     4. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.


The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (3) and the restrictions on illiquid investments described in (4) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                      MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.


The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal business address of the Advisor is 520 Madison Avenue, New York, New York 10022.


THE SUB-ADVISER AND PORTFOLIO MANAGER
The Sub-Adviser, Rockefeller & Co., Inc., subject to the overall supervision of the Adviser, provides the Fund with investment advisory services, including portfolio management, pursuant to an Investment Management Agreement (the "Management Agreement"). The Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, is a private investment advisory and management firm established by the Rockefeller Family to serve its own needs and those of a small number of other persons and institutions. As of June 30, 1998, the Sub-Adviser managed approximately $4.3 billion in assets.
The Sub-Adviser, with offices at 30 Rockefeller Plaza, New York, New York 10112, is an indirect, wholly-owned subsidiary of the Rockefeller Family Trust.


The Sub-Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Sub-Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.


The Management Agreement provides that, as compensation for services, the Sub-Adviser is entitled to receive a fee from OFFITBANK, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.



PORTFOLIO MANAGER
Effective May 31, 1998, Rockefeller & Co., Inc. has decided to utilize a team approach with respect to the management of this portfolio, in lieu of Jane A. Freeman, the former Portfolio Manager of the Fund. As such, the day to day portfolio management of the Fund is the responsibility of members of the Rockefeller & Co., Inc. U.S. Small Cap Group and certain other members of the Rockefeller & Co., Inc. Investment Staff.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.



FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.

                                ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.


EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                         HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                     HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION


DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income as well as its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS

The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                              SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts in the Fund.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                               PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average.


The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Russell 2000 (total return), and S&P SmallCap Index (total return). The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.


Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.


                         COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers

LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS

THE OFFITBANK VARIABLE INSURANCE FUND, INC.                       JULY 29, 1998


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           OFFITBANK VIF-Total Return Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OFFITBANK VIF - Total Return Fund (the "Total Return Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Total Return Fund's investment objective is to maximize total return from a combination of capital appreciation and current income. The Total Return Fund will seek to achieve its objective by investing primarily in a portfolio of fixed-income securities of varying maturities and by giving OFFITBANK, the Fund's investment adviser (the "Adviser"), broad discretion to deploy the Total Return Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to the achievement of the Total Return Fund's objective. The Total Return Fund may invest directly in the markets and securities described is this prospectus, or indirectly through investing in the following investment portfolios of the OFFITBANK Investment Fund, Inc. and the
Company: 1) the OFFITBANK U.S. Government Securities Fund (the "U.S. Government Securities Fund"); 2) the OFFITBANK Mortgage Securities Fund (the "Mortgage Securities Fund"); 3) the OFFITBANK VIF-High Yield Fund (the "High Yield Fund"); and 4) the OFFITBANK VIF-Emerging Markets Fund (the "Emerging Markets Fund" and collectively with the Total Return Fund, U.S. Government Securities Fund, Mortgage Securities Fund and High Yield Fund, the "Funds" and each individually, a "Fund").


THE TOTAL RETURN FUND MAY INVEST ALL OR A PORTION OF ITS ASSETS IN HIGH YIELD, HIGH RISK CORPORATE DEBT SECURITIES AND SOVEREIGN DEBT OBLIGATIONS WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Total Return Fund's investment objective will be achieved.


OFFITBANK, a trust company specializing in global fixed income management, serves as the Total Return Fund's investment adviser. The Adviser currently manages approximately $10 billion in assets principally invested in global fixed income securities. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Total Return Fund may be obtained by calling 1-800-618-9510.


SHARES OF THE TOTAL RETURN FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.


This Prospectus briefly sets forth certain information about the Total Return Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Total Return Fund is available at the Commission's Website (http://www.sec.gov).



INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE TOTAL RETURN FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                          ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                WHAT YOU NEED TO KNOW


Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
The Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . . .7
Investment Policies and Techniques . . . . . . . . . . . . . . . . . . . . .8
Special Risk Considerations. . . . . . . . . . . . . . . . . . . . . . . . 14
Limiting Investment Risks. . . . . . . . . . . . . . . . . . . . . . . . . 23
Description of the Underlying Funds  . . . . . . . . . . . . . . . . . . . 23
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
About Your Investment. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
How the Company Values Its Shares. . . . . . . . . . . . . . . . . . . . . 28
How Distributions are Made: Tax Information. . . . . . . . . . . . . . . . 28
Shareholder Communications . . . . . . . . . . . . . . . . . . . . . . . . 29
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . 29
Counsel and Independent Accountants. . . . . . . . . . . . . . . . . . . . 29
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

                                     HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-Total Return Fund (the "Total Return Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Total Return Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.


The Total Return Fund may invest directly in the markets and securities described in this prospectus, or indirectly through investing in the U.S. Government Securities Fund, the Mortgage Securities Fund, the High Yield Fund and the Emerging Markets Fund series of the Company.


FUND MANAGEMENT
OFFITBANK, a trust company specializing in global fixed income management, serves as the Total Return Fund's investment adviser.

SHARES OF THE FUND
Shares of the Total Return Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Total Return Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Total Return Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Total Return Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."

RISK FACTORS

Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Total Return Fund may invest all or a portion of its assets in high yield, high risk corporate debt securities and sovereign debt obligations which are considered speculative and subject to certain risks. See "Investment Objective and Policies" and "Special Risk Considerations."

                                FINANCIAL HIGHLIGHTS



The tables below set forth certain financial information with respect to the investment results of the U.S. Government Securities, Mortgage Securities, High Yield and Emerging Markets Funds for the respective periods. During these periods, the Total Return Fund had not commenced operations. The information for the periods below has been derived from financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants for the OFFITBANK Investment Fund, Inc. and the Company. The current reports on the financial statements and financial highlights of the OFFITBANK Investment Fund, Inc. and the Company is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of each Fund outstanding for the period indicated. Further information about the performance of the OFFITBANK Investment Fund Inc. and the Company is included in their Annual Reports to Shareholders which may be obtained without charge by calling 1-800-618-9510.





                                                          U.S. GOVERNMENT
                                                          SECURITIES FUND

                                                         Select Shares (d)
                                                          For the period
                                                          July 1, 1997 *
                                                       through December 31, 1997
                                                       -------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .       $10.00(e)
                                                             ------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income . . . . . . . . . . . . . .          0.27
     Net realized and unrealized gains . . . . . . . .          0.19
                                                                ----
     Total income from investment operations . . . . .          0.46
                                                                ----
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income . . . . . . . . . . . . . .         (0.27)
     Excess of net investment income . . . . . . . . .         (0.01)
     Net realized gains. . . . . . . . . . . . . . . .         (0.01)
                                                               ------
Total dividends and distributions. . . . . . . . . . .         (0.29)
                                                               ------
Net change in net asset value per share. . . . . . . .          0.17
                                                                ----
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .         $10.17
                                                               ------
                                                               ------
TOTAL RETURN (a) . . . . . . . . . . . . . . . . . . .        4.71%(b)
                                                              --------
                                                              --------
RATIOS/SUPPLEMENT DATA:
     Net assets, end of period (in thousands). . . . .         $3,955
Ratios to average net assets:
     Expenses ** . . . . . . . . . . . . . . . . . . .        0.50%(c)
     Net investment income . . . . . . . . . . . . . .        5.32%(c)
PORTFOLIO TURNOVER RATE. . . . . . . . . . . . . . . .          153%



*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1997 there were no Advisor Shares outstanding.
(e)  Initial offering price.



                                                       MORTGAGE SECURITIES FUND

                                                         Select Shares (d)
                                                          For the period
                                                       July 1, 1997 * through
                                                         December 31, 1997
                                                       ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . .        $10.00(e)
INCOME FROM INVESTMENT OPERATIONS:                           ---------
     Net investment income  . . . . . . . . . . . . .          0.29
     Net realized and unrealized gains  . . . . . . .          0.22
                                                             ---------
     Total income from investment operations  . . . .          0.51
                                                             ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income  . . . . . . . . . . . . .         (0.29)
     Excess of net investment income  . . . . . . . .         (0.01)
     Net realized gains . . . . . . . . . . . . . . .         (0.04)
                                                             ---------
Total dividends and distributions . . . . . . . . . .         (0.34)
                                                             ---------
Net change in net asset value per share . . . . . . .          0.17
                                                             ---------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . .        $10.17
                                                             ---------
                                                             ---------
TOTAL RETURN (a)  . . . . . . . . . . . . . . . . . .          5.10%(b)
                                                             ---------
                                                             ---------
RATIOS/SUPPLEMENT DATA:
     Net assets, end of period (in thousands) . . . .       $17,037
Ratios to average net assets:
     Expenses **  . . . . . . . . . . . . . . . . . .          0.50%(c)
     Net investment income  . . . . . . . . . . . . .          5.77%(c)
PORTFOLIO TURNOVER RATE . . . . . . . . . . . . . . .            81%



*    Commencement of Operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1997 there were no Advisor Shares outstanding.
(e)  Initial offering price.


                                                               VIF-HIGH YIELD FUND

                                                                          For the period
                                                           For the year   April 1, 1996*
                                                         ended March 31,   through March
                                                               1998          31, 1997
                                                         ---------------- ----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . .         $10.37           $10.00
                                                              ------           ------
     Net investment income  . . . . . . . . . . . . .           0.86             0.78
     Net realized and unrealized gains  . . . . . . .           0.63             0.37
                                                              ------           ------
     Total income from investment operations  . . . .           1.49             1.15
                                                              ------           ------
LESS DIVIDENDS FROM:
     Net investment income  . . . . . . . . . . . . .          (0.86)           (0.78)
                                                              ------           ------
Net change in net asset value per share . . . . . . .           0.63             0.37
                                                              ------           ------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . .         $11.00           $10.37
                                                              ------           ------
                                                              ------           ------
TOTAL RETURN (a)  . . . . . . . . . . . . . . . . . .          14.84%           11.90%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) . . . .        $31,675           $25,114
RATIOS TO AVERAGE NET ASSETS:
     Expenses(**) . . . . . . . . . . . . . . . . . .           1.15%            1.15%
     Net investment income  . . . . . . . . . . . . .           7.98%            7.45%
PORTFOLIO TURNOVER RATE . . . . . . . . . . . . . . .             32%               4%



*    Commencement of Operations.
(**) If the Fund had borne all expenses that were paid or assumed by the Adviser and Administrator, the above expense ratios would have been 1.54% for the fiscal year ended March 31, 1998 and 2.25% for the period April 1, 1996 through March 31, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.


                                                                 VIF - EMERGING MARKETS FUND


                                                                                For the period August
                                                        For the year ended        28, 1996* through
                                                          March 31, 1998           March 31, 1997
                                                        ------------------      ---------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . .         $10.30                   $10.00
                                                              ------                   ------
     Net investment income  . . . . . . . . . . . . .           0.86                     0.48
     Net realized and unrealized gains on investments           0.27                     0.34
                                                              ------                   ------
     Total income from investment operations  . . . .           1.13                     0.82
                                                              ------                   ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
     Net investment income  . . . . . . . . . . . . .          (0.86)                  (0.48)
     Excess of net investment income  . . . . . . . .          (0.02)                    ---
     Realized gains . . . . . . . . . . . . . . . . .           ---                    (0.04)
                                                              ------                   ------
Total dividends and distribution  . . . . . . . . . .          (0.88)                  (0.52)
                                                              ------                   ------
Net change in net asset value per share . . . . . . .           0.25                     0.30
                                                              ------                   ------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . .         $10.55                   $10.30
                                                              ------                   ------
                                                              ------                   ------
TOTAL RETURN(a) . . . . . . . . . . . . . . . . . . .          11.26%                    8.29%(b)
RATIOS/SUPPLEMENT DATA:
     NET ASSETS END OF PERIOD (in thousands) . . . .          $5,780                   $4,346
RATIOS TO AVERAGE NET ASSETS:
     EXPENSES(**) . . . . . . . . . . . . . . . . . .           1.50%                    1.50%(c)
     NET INVESTMENT INCOME  . . . . . . . . . . . . .           8.27%                    8.04%(c)
PORTFOLIO TURNOVER RATE . . . . . . . . . . . . . . .             53%                      96%




*    Commencement of Operations.
** If the Fund had borne all expenses that were paid or assumed by the Adviser and Administrator, the above expense ratios would have been 2.66% for the fiscal year ended March 31, 1998 and 4.87% for the period April 1, 1996 through March 31, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.

                                    THE COMPANY


The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Total Return Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load, non-diversified investment portfolio of the Company, a newly organized, open-end management investment company. The Company is not authorized to engage in the business of banking.


Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Total Return Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.


                         INVESTMENT OBJECTIVE AND POLICIES

The Total Return Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective of the Fund may not be changed except by a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Total Return Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.



The investment objective of the Total Return Fund is to maximize total return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities and by giving the Adviser broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to the achievement of the Fund's objective. At any point in time, the Adviser will deploy the Fund's assets based on the Adviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: securities of the U.S. Government, its agencies and instrumentalities, mortgage-backed and asset-backed securities, foreign sovereign and multi-national debt obligations, including obligations of emerging market and developing countries, debt instruments, convertible securities and preferred stocks of domestic and foreign corporations, including high yield securities, and local-currency denominated fixed income securities of issuers located in developed and emerging markets. The Fund may also invest in the securities of the other investment portfolios of the Company or investment companies managed by the Adviser. The Fund may invest directly in the markets and securities described in this prospectus, or indirectly through investing in the U.S. Government Securities Fund, the Mortgage Securities Fund, the High Yield Fund and the Emerging Markets Fund series of the Company (the "underlying funds").



In evaluating proposed investments for the Total Return Fund, the Adviser will seek to enhance the total return on the Fund's portfolio through the active management of: (1) portfolio duration; (2) allocation of investments among the various sectors of the fixed income market; (3) yield curve positioning; and (4) currency exposure. The Adviser will seek to maximize the Total Return Fund's total return in terms of U.S. dollars. The Adviser intends to base its investment decisions for the Total Return Fund on the continual evaluation of various factors, including: (1) the supply and demand for capital in various capital markets; (2) the shape of the global yield curve; (3) "bottom up" credit analysis of particular issuers; (4) relative value between and within global capital markets; and

(5) yield spreads among domestic high grade, non-dollar and high yield sectors. Portfolio holdings will be concentrated in areas of the fixed income market which the Adviser believes to be relatively undervalued. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent
financial, social, national and political factors.   There can be no assurance
that the Fund will achieve its investment objective.


The "total return" sought by the Total Return Fund will consist of interest from underlying securities, capital appreciation reflected in increases in the value of portfolio securities or from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Under normal market conditions, the Fund will invest its assets in a variety of markets and instruments, including securities of other investment companies, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investment grade fixed income securities (including asset-backed and mortgage backed securities), high yield securities and international fixed income securities.

The Total Return Fund may invest in any country where the Adviser sees potential for total return. In making international fixed income securities investments, the Adviser may consider, among other things, the relative growth and inflation rates of different countries. The Adviser may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. The Adviser may further evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.


The Total Return Fund expects to primarily invest in income-producing securities, together with certain futures, options and foreign currency contracts and other investments described below. The Fund may also invest in
lower quality fixed income securities.   Investments in these high yield, high
risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of such investments may be non-performing when purchased. See "Special Risk Considerations-High Yield Securities."



The Total Return Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Special Risk Considerations - High Yield Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Duff & Phelps Credit Ratings Co. ("D&P").


                         INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES. The Funds and the underlying funds (collectively, the "Funds") may invest in securities of foreign issuers. When the Funds invest in foreign securities, they may be denominated in foreign currencies. Thus, each Fund's net asset value may be affected by changes in exchange rates. See "Special Risk Considerations."

MORTGAGE-RELATED SECURITIES. The Funds may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Funds' investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments and Techniques - Mortgage-Related Securities" in the Statement of Additional Information.


ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities in accordance with their respective investment objectives and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Funds will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of each Fund's limitation on investment in illiquid securities


BRADY BONDS. Each Fund, except the U.S. Government Securities and Mortgage Securities Funds, may invest in "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $160 billion (face amount) of Brady Bonds have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.


The Funds may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Funds may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Funds also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Funds' income or gain. See "Special Risk Considerations-Hedging and Other Strategic Transactions."



LOAN PARTICIPATIONS AND ASSIGNMENTS. The Funds, except the U.S. Government Securities and Mortgage Securities Funds, may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower government. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Funds purchase Assignments from Lenders, the Funds will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


The Funds may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Funds to assign a value to those securities for purposes of valuing a Fund's portfolio and calculating its net asset value. The investment of each Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets. See "Illiquid Securities" below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of their portfolio investment strategies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.


STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.


The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When a Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Funds invest may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."


DEPOSITORY RECEIPTS AND DEPOSITORY SHARES. The Funds, except the U.S. Government Securities and Mortgage Securities Funds, may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Funds may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Funds, to the extent of their investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


REVERSE REPURCHASE AGREEMENTS. The Funds may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may make loans which are short-term (nine months or less) or long-term. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS. The Funds may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Funds will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES. No Fund will invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Funds may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES. Pursuant to an exemptive order from the Commission, the Total Return Fund may purchase shares of any existing or future series of the Company. The Fund currently intends to invest all or a portion of its assets in shares of the underlying funds only. Allocations of the Total Return Fund's assets among underlying funds will be made in accordance with the Total Return Fund's investment objective. The underlying funds in which the Total Return Fund may presently invest along with their respective investment objectives are listed below:


     (1) OFFITBANK U.S. GOVERNMENT SECURITIES FUND: The investment objective of the U.S. Government Securities Fund is to seek current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Securities. In addition, the Fund may invest up to 20% of its total assets in other fixed income securities rated AAA by Standard & Poor's Ratings Group or Duff & Phelps Credit Rating Co., or Aaa by Moody's Investors Services, Inc., or securities deemed to be of comparable quality by the Adviser.



     (2) OFFITBANK MORTGAGE SECURITIES FUND: The investment objective of the Mortgage Securities Fund is to maximize total return from a combination of investment income and capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total assets in investment grade or comparable mortgage-related securities issued by U.S. entities. Up to 20% of the Fund's total assets may be invested in investment grade or comparable fixed income securities of U.S. and non-U.S. issuers, including mortgage related securities of issuers in Canada, the United Kingdom, Denmark or other countries which may develop mortgage securities markets in the future.



     (3) OFFITBANK VIF-HIGH YIELD FUND: The High Yield Fund seeks high current income with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities rated below investment grade offering potential returns that are sufficiently high to justify the greater investment risks.



     (4) OFFITBANK VIF-EMERGING MARKETS FUND: The Emerging Markets Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities.


The Total Return Fund reserves the right to invest up to 10% of its total assets in the securities of investment companies other than the underlying funds ("unaffiliated funds"). The Total Return Fund may not invest more than 5% of its total assets in the securities of any one unaffiliated fund or acquire more than 3% of the voting securities of any unaffiliated fund. The Total Return Fund does not intend to invest in unaffiliated funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the unaffiliated fund or any sales charge. The Total Return Fund will indirectly bear its proportionate share of any management fees and other expenses paid by unaffiliated funds in which it invests in addition to the advisory fee paid by the Total Return Fund.


Each Fund may each invest up to 10% of their respective total assets in the securities of other investment companies. The Funds may not invest more than 5% of their respective total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Funds do not intend to invest in other investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or any sales charge. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.


TEMPORARY STRATEGIES. Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with each Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Funds temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.


PORTFOLIO TURNOVER. The Funds will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because emerging markets can be especially volatile, securities of emerging markets countries may at times be
held only briefly.   It is not anticipated that, under normal conditions, the
portfolio turnover rates for the Total Return Fund, High Yield Fund, Emerging Markets Fund, Mortgage Securities Fund and U.S. Government Securities Fund will exceed 100%, 75%, 200%, 75% and 75%, respectively, in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.


CONVERTIBLE SECURITIES. The High Yield Fund and Emerging Market Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, such fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

U.S. MUNICIPAL SECURITIES. In circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the High Yield Fund's ability to accomplish its investment objectives, the Fund may invest in such obligations, including municipal bonds issued at a discount.

                             SPECIAL RISK CONSIDERATIONS

GENERAL
Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. In addition, to the extent that the Total Return Fund holds shares of the underlying funds the Total Return Fund will be subject to the same risks as those funds. The value of the securities held by the Funds generally fluctuates, to varying degrees, based on, among other things, (1) interest rate movements,
(2) changes in the actual and perceived creditworthiness of the issuers of such securities, (3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances and (6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Funds will achieve their investment objectives.

NON-DIVERSIFIED FUND
Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Funds may invest a greater proportion of their respective assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to their portfolio securities as compared to a diversified fund. Each Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

FOREIGN SECURITIES

Most of the assets of the Emerging Markets Fund will be invested in the securities of non-U.S. issuers. Each of the U.S. Government Securities, Mortgage Securities, High Yield and Total Return Funds may also invest in the securities of non-U.S. issuers. The U.S. Government Securities Fund may also invest up to 20% of its assets in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may make, and investment techniques in which they may engage, involve risks, including those set forth below.



SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the Funds will invest may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (1) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorist activities; (4) hostile relations with neighboring countries; and
(5) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the funds invest and adversely affect the value of a fund's assets.


Individual foreign economies in general may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in the Funds' portfolios. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchases by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Funds may, in certain countries (such as Mexico) invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.

The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Funds were unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Funds could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

CURRENCY FLUCTUATIONS. Because the Total Return, U.S. Government Securities, Mortgage Securities and High Yield Funds may invest a portion of their respective assets, and the Emerging Markets Fund may invest a substantial portion of its assets, in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.


The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.


INFLATION. Many countries have experienced some periods of extremely high and volatile rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.


MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in emerging markets in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Funds' ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Funds' ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Funds to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event the Funds may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Commission are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Funds may make investments, there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect
the real condition of those issuers and securities markets.   Moreover,
substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

In addition to the foreign securities listed above, the Funds may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" below.


FOREIGN TAXES. The Total Return Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Total Return Fund's net investment income. For more information about tax risks related to the Total Return Fund, see "How Distributions are Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.


HIGH YIELD SECURITIES


GENERAL. The Funds, except the U.S. Government Securities and Mortgage Securities Funds, may invest all or a portion of their respective assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by

S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.


The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on each Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, the Funds may invest up to 15% of their respective net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in each Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Funds may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Funds may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Funds.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Funds, including the U.S. Government Securities Fund, to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment.
Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Funds, except the U.S. Government Securities Fund, may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities" above.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, each Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and
foreign currencies, and related options transactions.   Each Fund also may enter
into forward foreign currency
contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Funds will not be obligated, however, to pursue any of such strategies and the Funds make no representation as to the availability of these techniques at this time or at any time in the future. In addition, each Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objective and policies, the Funds may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Investment Policies and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

IN GENERAL. Subject to the constraints described above, the Funds may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Funds' interest rate transactions may take the form of swaps, caps, floors and collars, and the Funds' currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Funds' unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Funds may use any or all types of Hedging and Other Strategic Transactions which they are authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Funds to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Funds' securities. The Funds are not "commodity pools" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Funds may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Funds segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the

Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although the Funds' use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Funds that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Funds are engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Funds if they are unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce each Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) Other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the united states; (3) delays in each fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Hedging and Other Strategic Transactions by the Funds will require, among other things, that the Funds segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub- custodian, to the extent each Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

Over-the-counter ("OTC") options entered into by the Funds, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although the Funds will not be required to do so. As a result, when each Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by the Funds other than those described above generally settle with physical delivery, and the Funds will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.


In the case of a futures contract or an option on a futures contract, the Funds must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Funds will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to each Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. Each Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.
Moreover, instead of segregating assets if it holds a futures contracts or forward contract, each Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK.
The performance of the Funds, especially the U.S. Government Securities Fund, depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Funds tend to decrease. This effect will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which are more sensitive to interest rate changes. There is no restriction on the maturity of the portfolios of the Funds or any individual portfolio security, and to the extent each Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Funds will also depend on the quality of its investments. While U.S. Government securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them. Guarantees of principal and interest on obligations that may be purchased by the Funds are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Funds. Other fixed-income securities in which the Funds may invest, while of investment-grade quality, may be of lesser credit quality than U.S. Government securities.

CONCENTRATION
Under normal market conditions, the Emerging Markets Fund may invest greater than 25% of its assets in securities of issuers whose primary business activity is in the banking industry. Banks are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Foreign Securities" above.

YEAR 2000

Like other mutual funds, the Total Return Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Total Return Fund's service providers are taking the measures necessary to provide reasonable assurance to the Total Return Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Total Return Fund or its shareholders.

                             LIMITING INVESTMENT RISKS

To further protect investors, the Total Return Fund has adopted the following investment limitations:

          1. The Total Return Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          2. The Total Return Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

          3. The Total Return Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.


The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Total Return Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


                        DESCRIPTION OF THE UNDERLYING FUNDS

THE U.S. GOVERNMENT SECURITIES FUND. The investment objective of the U.S. Government Securities Fund is to seek current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government obligations. In addition, the Fund may invest up to 20% of its total assets in sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and The United Kingdom. Any Fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar.


Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (1) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (2) obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government which are supported by: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates, See below); (b) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (c) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (d) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "Government Securities").


Government Securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. The Government's guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

There is no restriction on the maturity of the Fund's portfolio or of any individual portfolio security. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

Up to 20% of the Fund may be allocated to the sovereign obligations and other fixed income securities, in each case denominated in non-U.S. currencies or composite currencies, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and The United Kingdom; debt obligations of supranational entities; and debt obligations of the U.S. Government issued in non-dollar securities.


THE MORTGAGE SECURITIES FUND. The investment objective of the Mortgage Securities Fund is to maximize total return from a combination of current income and capital appreciation. The Fund seeks to achieve this investment objective by investing at least 80% of the value of its assets in a portfolio of investment grade or comparable mortgage-related securities.



Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by residential or commercial property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, CMOs and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities.



The Fund's primary emphasis will be on mortgage-related securities representing interests in residential property. Residential mortgage-related securities in the U.S. fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgaged-related securities without a government guarantee but usually with over-collateralization or some e other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.



The Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by residential mortgages with interest rates that are adjustable from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The Fund may invest in collateralized mortgage obligations ("CMOs") issued by U.S. entities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FNMA, or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.



Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: 1) liquidity protection and 2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.



Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated investment grade by S&P, Moody's or D&P or securities deemed of comparable quality by the Adviser, including:

mortgage related securities of issuers in Canada, Denmark, the United Kingdom or other countries which may develop mortgage securities markets in the future; debt obligations issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentatlities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.



THE HIGH YIELD FUND. The High Yield Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment and are generally perceived by the marketplace to be high yield/high risk securities, commonly referred to as "junk bonds." In addition, the Fund will seek to invest in debt securities which are (1) "seasoned" senior securities, i.e. any security whose issuers have been operating in their current form for a considerable period of time, and offer sufficiently high potential yields to justify the greater investment risk,
(2) judged by the Adviser to be more creditworthy than generally perceived in the marketplace, or (3) issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. The Fund will seek capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgment of the Adviser, to be improving. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.


The higher yields sought by the High Yield Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Special Risk Considerations."

Although the High Yield Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt, municipal securities and mortgage-backed debt having many of the characteristics of its corporate portfolio. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

THE EMERGING MARKETS FUND. The investment objective of the Emerging Markets Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund will seek to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $10,000 (in 1997 dollars). Under normal circumstances, the Fund will invest at least 25% of its total assets in securities of issuers whose primary business activity is in the banking industry. The Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions. See "Special Risk Considerations - Concentration."


An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (1) of an issuer organized or with more than 50% of its business activities in such emerging market country, (2) denominated in such country's currency or with a primary trading market in such emerging market country, (3) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country, or (4) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Special Risk Considerations-Foreign Securities" in this Prospectus and "Additional Risk Considerations-Non-Uniform Corporate Disclosure Standards and Governmental

Regulation" in



the Statement of Additional Information for a discussion of the nature of publicly available information for non-U.S. companies.

DEBT INSTRUMENTS. The Emerging Markets Fund intends to invest in debt instruments including bonds, notes, bills, debentures, convertible securities, debt with attached warrants, bank obligations, short-term paper, loan participations and assignments, trust and partnership interests, money market instruments and other similar instruments. Such instruments may be issued or guaranteed by the governments of emerging market countries, their agencies, instrumentalities or political subdivisions, international organizations or business entities located in such countries, including financial institutions, or companies located in emerging market countries that are subsidiaries of multinational business entities. Such obligations may be payable in U.S. dollars, Eurocurrencies or other currencies (including currencies of emerging market countries which may be indexed to the U.S. dollar). The Adviser will be free to invest in debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating. The Fund's debt instruments may or may not be listed or traded on a securities exchange.


In selecting particular debt instruments for the VIF-Emerging Markets Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser).
See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Special Risk Considerations-High Yield Securities."



EQUITY SECURITIES. The Emerging Markets Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities deriving from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depository Receipts, European Depository Receipts and interests in investment companies.


                                     MANAGEMENT

The business and affairs of the Funds are managed under the general direction and supervision of the Company's Board of Directors. Each Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Funds.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive an advisory fee from the Total Return Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. The advisory fee paid by the Total Return Fund is only with respect to that portion of the Fund's assets invested directly in stocks, bonds, and other instruments. The Adviser will waive its fee with respect to the portion of the Total Return Fund's assets invested in the underlying funds. To the extent that the Total Return Fund invests in the underlying funds, the Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying funds and the investment returns of the Total Return Fund will be net of the expenses of the underlying funds.


The investment advisory agreements for the underlying funds provide that, as compensation for services, the Adviser is entitled to receive from each underlying fund a monthly fee at the following annual rates based upon the average daily net assets of the underlying fund: 0.85% for the first $200,000,000 of assets and 0.75% for amounts in excess thereof in the case of the High Yield Fund, 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund, and 0.35% of the average daily net assets of the U.S.

Government Securities and Mortgage Securities Funds. The investment advisory fee for each underlying fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.



The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.



PORTFOLIO MANAGER. Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser since 1985.



ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN


PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The principal address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.


FUND EXPENSES

In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, Directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.


                               ABOUT YOUR INVESTMENT


Shares of the Total Return Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Individuals may not place orders directly with the Total Return Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Total Return Fund shares.


REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Total Return Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.


The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Total Return Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.


EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Total Return Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.


                         HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Total Return Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                    HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION

DISTRIBUTIONS

The Total Return Fund will declare and distribute dividends from net investment income annually and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.


TAX MATTERS

The Total Return Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Total Return Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.



Shares of the Total Return Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Total Return Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Total Return Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age
59 1/2.



The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Total Return Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.



THE TAX STATUS OF YOUR INVESTMENT IN THE TOTAL RETURN FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                             SHAREHOLDER COMMUNICATIONS


It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Total Return Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.


Each Account owning shares of the Total Return Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                              PERFORMANCE INFORMATION

From time to time the Total Return Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


The performance of the Total Return Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.


Performance information presented for the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

THE TOTAL RETURN FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information.


                        COUNSEL AND INDEPENDENT ACCOUNTANTS



Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                                 APPENDIX A
                                       RATINGS


     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.



COMMERCIAL PAPER RATINGS



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:



          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.



          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:



          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          "Not Prime" - Issuers do not fall within any of the Prime rating categories.



          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:



          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.



          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.



          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS



          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:



          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.



          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.



          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:



          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.



          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.



          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.





          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:



          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.



          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.



          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

--------------------------------------------------------------------------------

PROSPECTUS
THE OFFITBANK VARIABLE INSURANCE FUND, INC.                        JULY 29, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                    OFFITBANK VIF-U.S. GOVERNMENT SECURITIES FUND


OFFITBANK VIF-U.S. Government Securities Fund (the "Fund") is an investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company consisting of ten separate portfolios. The Fund's investment objective is to seek current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Obligations. There can be no assurance that the Fund's investment objective will be achieved.
OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages approximately $10 billion in assets. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.
SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.
This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Fund is available at the Commission's Website (http://www.sec.gov).



INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                           -------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                WHAT YOU NEED TO KNOW


Highlights.............................................      2
The Company............................................      3
Investment Objective and Policies......................      3
Investment Policies and Techniques.....................      5
Special Risk Considerations............................      7
Limiting Investment Risks..............................     10
Management.............................................     11
About Your Investment..................................     11
How the Company Values Its Shares......................     12
How Distributions Are Made: Tax Information............     12
Shareholder Communications.............................     13
Performance Information................................     13
Counsel and Independent Accountants....................     13



                                      HIGHLIGHTS



INTRODUCTION
OFFITBANK VIF-U.S. Government Securities Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objective is to seek high current income with capital appreciation as a secondary objective.

FUND MANAGEMENT
OFFITBANK, a New York State chartered trust company serves as the Fund's
Adviser.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., (the "Distributor") the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."

RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund invests at least 80% of its total assets in U.S. Government obligations and may invest up to 20% of its total assets in other high quality fixed income securities including, but not limited to, mortgage-backed and asset-backed securities, sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom. See "Investment Objective and Policies" and "Special Risk Considerations."

                                     THE COMPANY

The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through the principal underwriter for the Company. The Fund is a no-load investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                          INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objectives and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of fundamental policy, the Directors would not materially change the investment objectives of the Fund without thirty days prior written notification to shareholders. There is no assurance that the Fund will achieve its objectives.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.


The Fund's investment objective is to seek current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government obligations. In addition, the Fund may invest up to 20% of its total assets in other high quality fixed income securities including, but not limited to, mortgage-backed and asset-backed securities, sovereign obligations of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom. Any fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar. See "Limiting Investment Risks".



Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (1) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (2) obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government which are supported by: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates, See below); (b) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (c) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (d) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "Government Securities").


The agencies and instrumentalities that issue Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.


Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payments. This is referred to as "stripping". The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. Amortization of this discount has the effect of increasing the Fund's income, although it receives no actual cash payments. The Fund distributes this income to its shareholders as income dividends and such income is reflected in the Fund's quoted yield. (See "Investment Policies and Techniques - Zero Coupon Securities and Discount Obligations").


At any given time, there is a relationship between the yield of the U.S. Government obligation and its maturity. This is called the "yield curve".
Since Government Securities are assumed to have negligible credit risks, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted". Even when the yield curve is "normal" (i.e. has a positive slope), the relationship between yield and maturity for some Government Stripped Securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding. This is called a "humped" curve. The highest yielding point on the yield curve for such securities is referred to as the "stripper's hump".

U.S. Government securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. The Government's guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities and the value of an investment in the fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.


The Advisor seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investment reflects the Advisor's view of relative value within and among market sectors. The Advisor manages duration and maturity to take advantage of interest rates and yield curve trends. A minimum of 80% of the Fund's total assets will be invested in Government Securities.


Up to 20% of the Fund's total assets may be allocated to other fixed income securities, each of which will be rated AAA by S&P or Aaa by Moody's, or will be deemed of comparable quality by the Adviser, including: debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom; debt obligations of supranational entities; non-U.S. dollar denominated debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations, issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

                          INVESTMENT POLICIES AND TECHNIQUES

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS
The Fund may invest in zero coupon securities and a substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

REVERSE REPURCHASE AGREEMENTS
The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.


SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS
The Fund may lend portfolio securities in an amount up to 30% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.



MORTGAGE-RELATED SECURITIES
The Fund may invest all or a portion of the 20% of its total assets not required to be invested in U.S. Government Obligations in mortgage-related securities. Mortgage-related securities provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments and Techniques - Mortgage-Related Securities" in the Statement of Additional Information.



ASSET-BACKED SECURITIES
The Fund may invest all or a portion of the 20% of its total assets which are not required to be invested in U.S. Government Obligations in asset-backed securities. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.


Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.


FOREIGN SECURITIES
The Fund may invest all or a portion of the 20% of its total assets not required to be invested in U.S. Government Obligations in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value may be affected by changes in exchange rates. See "Special Risk Considerations."



HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related
options transactions.   The Fund also may enter into forward foreign currency
contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations-Hedging and Other Strategic Transactions."


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy to hedge all non-dollar investments with the U.S. dollar. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

ILLIQUID SECURITIES
The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES
The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash and/or invest up to 100% of its assets in U.S. money market instruments and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash and may invest any portion of its assets in high quality domestic money market instruments.

PORTFOLIO TURNOVER
The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.


                             SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of the Fund's fixed income securities generally fluctuates inversely with interest rate movements and fixed income securities with longer maturities tend to be subject to increased volatility. There is no assurance that the Fund will achieve its investment objectives.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK
The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. This effect will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security, and to the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the quality of its investments. While U.S. Government securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Fund. Other fixed-income securities in which the Fund may invest, while of investment-grade quality, may be of lesser credit quality than U.S. Government securities.

SOVEREIGN DEBT SECURITIES
Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund is authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies,
and related options transactions.   The Fund also may enter into forward foreign
currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The markets for certain of these securities are relatively new and the ability to establish and close out positions is subject to the maintenance of a liquid market that may not always be available. Therefore, the Fund does not make any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Internal Revenue Code of 1986, as amended (the "Code") or its investment objective and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Portfolio Instruments and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.


IN GENERAL
Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Although the Fund intends to fully hedge its exposure to foreign currencies versus the U.S. dollar, the Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS
Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES
When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.


FOREIGN TAXES
The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are
Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                              LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:


          1. The Fund may (a) borrow in an amount up to 25% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing and (b) enter into reverse repurchase agreements.


          2. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.


The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                      MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of .40% of the average daily net assets of the Fund. The investment advisory fee for the Fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.


The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global assets management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.



PORTFOLIO MANAGER. Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser since 1985.



ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN.
PFPC Inc., an indirect wholly owned subsidiary of PNC Bank Corp., serves as the Company's adminsitrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286



FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.


                                ABOUT YOUR INVESTMENT


Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.


REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.


EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                          HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                     HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION


DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income annually and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.



TAX MATTERS
The Fund intends to continue to qualify as a regulated investment company under the Code so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.



Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.



The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.



THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                              SHAREHOLDER COMMUNICATIONS


It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.


Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                               PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be higher than the yield because of the compounding effect of this assumed reinvestment.


The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.


THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.


                         COUNSEL AND INDEPENDENT ACCOUNTANTS



Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS


THE OFFITBANK VARIABLE INSURANCE FUND, INC.                       JULY 29, 1998
--------------------------------------------------------------------------------

                        OFFITBANK VIF-MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------
OFFITBANK VIF-Mortgage Securities Fund (the "Fund") is one of ten separate non-diversified investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to maximize total return from a combination of current income and capital appreciation. The Fund will seek to achieve its objective by investing at least 80% of its total assets in investment grade or comparable mortgage-related securities issued by the U.S. government, its agencies and instrumentalities, by private entities in the U.S., and by foreign governments and governmental and private entities and may invest up to 20% of its total assets in U.S. Government securities and investment grade or comparable fixed income securities of foreign issuers.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences may subject the Fund to certain risks not associated with investments in traditional fixed-income securities. See "Investment Objective and Policies" and "Special Risk Considerations".
There can be no assurance that the Fund's investment objective will be achieved.

OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages approximately $10 billion in assets principally invested in global fixed income securities. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.

SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Addiutional Information, material incorporated by reference and other information regarding the Fund is available on the Commission's Website (http://www.sec.gov).

                            -------------------------

INVESTORS ARE ADVISED THAT SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                WHAT YOU NEED TO KNOW
                                ---------------------

Highlights. . . . . . . . . . . . . . . . . . . . . . . . .  2
The Company . . . . . . . . . . . . . . . . . . . . . . . .  3
Investment Objective and Policies . . . . . . . . . . . . .  3
Investment Policies and Techniques. . . . . . . . . . . . .  6
Special Risk Considerations . . . . . . . . . . . . . . . . 11
Limiting Investment Risks . . . . . . . . . . . . . . . . . 15
Management. . . . . . . . . . . . . . . . . . . . . . . . . 15
About Your Investment . . . . . . . . . . . . . . . . . . . 16
How the Company Values Its Shares . . . . . . . . . . . . . 16
How Distributions are Made: Tax Information . . . . . . . . 17
Shareholder Communications. . . . . . . . . . . . . . . . . 17
Performance Information . . . . . . . . . . . . . . . . . . 17
Counsel and Independent Accountants . . . . . . . . . . . . 18
Appendix A. . . . . . . . . . . . . . . . . . . . . . . .  A-1

                                     HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-Mortgage Securities Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to maximize total return from a combination of current income and capital appreciation.

FUND MANAGEMENT
OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's Adviser.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment".

RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund will invest at least 80% of its total assets in mortgage-related securities, which involve certain special risks not associated with investments in traditional fixed-income securities. See "Investment Objective and Policies" and "Special Risk Considerations."

                                    THE COMPANY

The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                         INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund may utilize many of the same investment techniques and invest in similar securities as other investment portfolios of the Company. Investors should note, however, that the Fund will invest its assets in accordance with its investment objective and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding its ability to invest in comparable instruments.

The investment objective of the Fund is to maximize total return from a combination of current income and capital appreciation. The Mortgage Securities Fund seeks to achieve this investment objective by investing at least 80% of the value of its assets in a diversified portfolio of investment grade or comparable mortgage-related securities.

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by residential or commercial property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities, collateralized mortgage obligations and stripped mortgage-backed securities. These mortgage-related securities include derivative mortgage securities.

The Fund's primary emphasis will be on mortgage-related securities representing interests in residential property. Residential mortgage-related securities in the U.S. fall into three categories: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"); (2) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (2) and (3) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

The residential mortgage pass-through securities in which the Fund will invest provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund invests both in U.S. Government pass-through securities issued by GNMA, FNMA and FHLMC, and in pass-through securities issued by non-governmental issuers. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans.

The Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by residential mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Commercial mortgage-related securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial loans underlying these securities are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or the sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid.

The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential mortgage-related securities. Many of the risks of investing in commercial mortgage-related securities reflect the risks of investing in real estate securing the underlying mortgage loans. These risks reflect the effect of local and other economic conditions such as real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-related securities may be less liquid and exhibit greater price volatility than other types of mortgage-related securities.

Mortgage-related securities issued by private issuers in the U.S. may entail greater risk than mortgage-related securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments of, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

The Fund may invest in collateralized mortgage obligations ("CMOs") issued by the U.S. entities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FNMA or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund has no present intention to invest in CMO residuals.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.
These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designated to provide relatively predictable payment of principal provided that among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-related securities.

The Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Fund's applicable restriction on investments in illiquid securities.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class), while the other class will receive all of the principal ("PO" or principal only class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

Up to 20% of the Fund's total assets may be invested in investment grade or comparable fixed income securities, including mortgage-related securities of issuers located in Canada, the United Kingdom, Denmark or other countries which may develop a mortgage securities market. Any Fund investment denominated in a foreign currency will be hedged against fluctuations in value versus the U.S. dollar.

                         INVESTMENT POLICIES AND TECHNIQUES

GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Fund to reinvest at increased interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.
In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

INVESTMENT GRADE FIXED-INCOME SECURITIES. The Fund may invest up to 20% of its total assets in investment grade or comparable fixed income securities of foreign issuers. Such investments may include mortgage related securities that are not U.S. Government Securities, asset backed securities and fixed income securities that are rated Baa or higher by Moody's or BBB or higher by S&P or that are of comparable quality in the opinion of the Adviser. Fixed-income securities rated Baa by Moody's or BBB by S&P are considered investment grade obligations which lack outstanding investment characteristics and may have speculative characteristics as well. See Appendix A for the descriptions of these rating categories.

The ratings of fixed income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and dues not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."

STRUCTURED PRODUCTS. The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES. The Fund may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. The convertible securities that may be held by a Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic"convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations - Hedging and Other Strategic Transactions."

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets. See "Illiquid Securities" below.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may make loans which are short-term (nine months or less) or long-term. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES. The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

SHORT SALES. The Fund may make short sales of securities "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

FUTURE DEVELOPMENTS. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES. The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.


PORTFOLIO TURNOVER. The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be
sold without regard to the length of time held.   It is not anticipated that,
under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                            SPECIAL RISK CONSIDERATIONS

GENERAL. The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees, based on, among other things, (1) interest rate movements, (2) changes in the actual and perceived creditworthiness of the issuers of such securities,
(3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances and (6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

MORTGAGE SECURITIES. The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates.
Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allows the Fund to reinvest at increased interest rates.

NON-DIVERSIFIED FUND. The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

FOREIGN SECURITIES. The Fund may invest in mortgage-related or other fixed-income securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may make, and investment techniques in which they may engage, involve risks, including those set forth below.


FOREIGN TAXES. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.


SOCIAL, POLITICAL AND ECONOMIC FACTORS. Some countries in which the Fund may invest may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (1) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorist activities; (4) hostile relations with neighboring countries; and
(5) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

CURRENCY FLUCTUATIONS. Because the Fund may invest a portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

INFLATION. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of countries in which the Fund may invest. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" below.

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options
transactions.   The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.


A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objective and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on

Portfolio Instruments and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.


IN GENERAL. Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub- custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.


Over-the-counter ("OTC") options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.


In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                             LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

     1. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     2. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

     3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares.
If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) and the restrictions on illiquid investments described in (3) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                     MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER. OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .90% of the Fund's average daily net assets.


The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal address of the Adviser is 520 Madison Avenue, New York, New York 10022.


PORTFOLIO MANAGER. Jack D. Burks will serve as the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser since 1985.


ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN. PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of

New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The Bank of New York serves as custodian of the assets of the Fund. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.




FUND EXPENSES. In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, Directors Fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Advisor or Administrator.


                               ABOUT YOUR INVESTMENT


Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES. An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE. A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                         HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                    HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION

DISTRIBUTIONS. The Fund will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.


TAX MATTERS
The Fund intends to continue to qualify as a regulated investment company under the Code so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.



Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.



The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.



THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.


                             SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                              PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices,

Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

     Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                  APPENDIX A

                                       RATINGS

     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.

COMMERCIAL PAPER RATINGS

          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indicationsof credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
The OFFITBANK Variable Insurance Fund, Inc.                       July 29, 1998
--------------------------------------------------------------------------------

                       OFFITBANK VIF-Latin America Equity Fund

--------------------------------------------------------------------------------
OFFITBANK VIF-Latin America Equity Fund (the "Fund") is one of ten separate non-diversified investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is capital appreciation. Investment income is a secondary objective of the Fund. The Fund will seek to achieve its objective by investing primarily in equity securities of Latin American issuers. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of Latin American issuers and may invest up to 20% of its total assets in debt securities (including convertible debt securities) of Latin American issuers. The Fund's investments may be denominated in any currency, including U.S. dollars. All or a portion of the debt securities in which the Fund may invest may be unrated or rated below investment grade.

THE FUND'S INVESTMENTS ARE CONSIDERED SPECULATIVE AND ARE SUBJECT TO CERTAIN RISKS, INCLUDING INVESTMENT RISKS ASSOCIATED WITH INVESTING IN SECURITIES OF LATIN AMERICAN ISSUERS. THE FUND MAY ENGAGE IN CURRENCY HEDGING TRANSACTIONS WHICH ARE SUBJECT TO RISKS THAT ARE DIFFERENT FROM RISKS RELATED TO OTHER PORTFOLIO TRANSACTIONS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Fund's investment objective will be achieved.

OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages approximately $10 billion in assets principally invested in global fixed income securities. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.

SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Fund is available on the Commission's Website (http://www.sec.gov).

Investors are advised that (i) the Company is not authorized to engage in the business of banking and (ii) that shares of the Fund are not deposits or obligations of, or endorsed or guaranteed by, OFFITBANK or any affiliate of OFFITBANK, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                What You Need To Know
                                ---------------------

Highlights. . . . . . . . . . . . . . . . 2       About Your Investment . . . . . . . . . . . . .  20
The Company . . . . . . . . . . . . . . . 3       How the Company Values Its Shares . . . . . . .  20
Investment Objective and Policies . . . . 3       How Distributions are Made: Tax Information . .  21
Investment Policies and Techniques. . . . 4       Shareholder Communications. . . . . . . . . . .  21
Special Risk Considerations . . . . . . .11       Performance Information . . . . . . . . . . . .  21
Limiting Investment Risks . . . . . . . .18       Counsel and Independent Accountants . . . . . .  22
Management. . . . . . . . . . . . . . . .19       Appendix A. . . . . . . . . . . . . . . . . . . A-1

                                      HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-Latin America Equity Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in equity securities of Latin American issuers.

FUND MANAGEMENT
OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's Adviser.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."

RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund will invest at least 80% of its total assets in equity securities of Latin American issuers and may invest up to 20% of its total assets in high-risk debt securities of Latin American issuers.
Such investments are considered speculative and are subject to certain special risks. See "Investment Objective and Policies" and "Special Risk Considerations."

                                    THE COMPANY

The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                         INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund may utilize many of the same investment techniques and invest in similar securities as other investment portfolios of the Company. Investors should note, however, that the Fund will invest its assets in accordance with its investment objective and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding its ability to invest in comparable instruments.

The Latin America Equity Fund's investment objective is capital appreciation. Investment income is a secondary objective of the Fund. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of Latin American issuers, as defined below. Up to 20% of the Fund's total assets may be invested in debt securities (including convertible debt securities) of Latin American issuers.

The Latin America Equity Fund is actively managed to seek to benefit from investment opportunities deriving from long-term improving economic and political conditions and other positive trends and developments in Latin American countries. The Fund's equity strategy is "top down" oriented seeking to invest in those countries that offer the best economic growth perspectives. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The Adviser believes that the continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in Latin American countries.

For purposes of this Prospectus, Latin American issuers are: (i) companies organized under the laws of a Latin American country; (ii) companies whose securities are principally traded in Latin American countries; (iii) subsidiaries of companies described in clause (i) or (ii) above that issue debt securities guaranteed by, or securities payable with (or convertible into) the stock of companies described in clause (i) or (ii); (iv) companies that derive at least 50% of their revenues from either goods produced or services performed in Latin America or sales made in Latin America; and (v) the government of any Latin American country and its agencies and instrumentalities and any public sector entity fully or partly owned by any such government, agency or instrumentality. For purposes of this Prospectus, "Latin America" currently consists of the countries of Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

The Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country.

The governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. The ability of foreign persons, such as the Fund, to participate in privatizations in certain Latin American countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

In selecting equity investments for the Fund, the Adviser seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Adviser will utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

Up to 20% of the total assets of the Fund may be invested at any one time in debt securities of Latin American issuers. In selecting particular debt securities for the Fund, the Adviser intends to consider the same factors as for the Emerging Markets Fund. All or a substantial amount of debt securities in which the Fund may invest will be high yield, high risk debt securities which are unrated and comparable in quality to debt securities rated below investment grade (i.e., rated BB or lower by S&P and D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of such investments may be non-performing securities or securities in default when purchased. See "Special Risk Considerations-High Yield Securities."

                         INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES. The Fund will invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."

STRUCTURED PRODUCTS. The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES. The Fund may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

BRADY BONDS. The Fund may invest in "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $160 billion (face amount) of Brady Bonds have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

CONVERTIBLE SECURITIES
GENERAL. The Fund may invest in traditional convertible securities and synthetic convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. It is expected that ordinarily a substantial portion of the convertible securities held by the Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, I.E., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Special Risk Considerations
- Hedging and Other Strategic Transactions" below for a discussion of put and call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed-income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations-Hedging and Other Strategic Transactions."

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets. See "Illiquid Securities" below.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities, consistent with its investment objective and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments - Mortgage-Related Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may make loans which are short-term (nine months or less) or long-term. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES. The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

SHORT SALES. The Fund may make short sales of securities "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

FUTURE DEVELOPMENTS. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES. The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

PORTFOLIO TURNOVER. The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be
sold without regard to the length of time held.   It is not anticipated that,
under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                            SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees, based on, among other things, (1) interest rate movements, (2) changes in the actual and perceived creditworthiness of the issuers of such securities, (3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances and (6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

NON-DIVERSIFIED FUND
The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

FOREIGN SECURITIES
The Fund will invest in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may make, and investment techniques in which they may engage, involve risks, including those set forth below.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the Fund will invest may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (1) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorist activities; (4) hostile relations with neighboring countries; and
(5) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchases by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries (such as Mexico) invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

CURRENCY FLUCTUATIONS. Because the Fund may invest in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in emerging markets in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Commission are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect
the real condition of those issuers and securities markets.   Moreover,
substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" below.

FOREIGN TAXES. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.

HIGH YIELD SECURITIES
GENERAL. The Fund may invest in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.
Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities" above.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and
foreign currencies, and related options transactions.   The Fund also may enter
into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objective and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Investment Policies and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

IN GENERAL. Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Hedging and Other Strategic Transactions by the

Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.
Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.


Over-the-counter ("OTC") options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.
Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                             LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

     1. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     2. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

     3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares.
If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) and the restrictions on illiquid investments described in (3) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                     MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .90% of the Fund's average daily net assets.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal address of the Advisor is 520 Madison Avenue, New York, New York 10022.

PORTFOLIO MANAGER. Richard M. Johnston  will serve as the portfolio manager for
the Fund.   Mr. Johnston is a Managing Director of the Adviser and has been director of Latin American Investments since 1992. From 1988 to 1992, Mr. Johnston was Vice President, International Corporate Finance, at Salomon Brothers Inc.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee, calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.

FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, Directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.

                               ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                         HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                    HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION

DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income annually and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS
The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                             SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling tol-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                              PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                  APPENDIX A
                                       RATINGS

     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.

COMMERCIAL PAPER RATINGS

          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
THE OFFITBANK VARIABLE INSURANCE FUND, INC.                       JULY 29, 1998
--------------------------------------------------------------------------------


                         OFFITBANK VIF-CVO GREATER CHINA FUND

--------------------------------------------------------------------------------
OFFITBANK VIF-CVO Greater China Fund (the "Fund") is one of ten separate non-diversified investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to achieve capital appreciation and income generation from investment in publicly-traded equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China, Hong Kong, Taiwan and Singapore (collectively the "Greater China Region"). Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities (i) traded in securities markets located in the Greater China Region, or (ii) issued by companies whose business significantly relates to the Greater China Region (as measured by assets, revenues, or profit). See "The Fund's Investment Objectives and Policies."



THE FUND'S INVESTMENTS ARE CONSIDERED SPECULATIVE AND ARE SUBJECT TO CERTAIN RISKS, INCLUDING INVESTMENT RISKS ASSOCIATED WITH MAKING INVESTMENTS IN COUNTRIES OPERATING IN THE GREATER CHINA REGION. THE FUND MAY ENGAGE IN CURRENCY HEDGING TRANSACTIONS WHICH ARE SUBJECT TO RISKS THAT ARE DIFFERENT FROM RISKS RELATED TO OTHER PORTFOLIO TRANSACTIONS. SEE "SPECIAL RISK CONSIDERATIONS." THERE CAN BE NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED.
CVO Greater China Partners, L.P. serves as the Fund's investment adviser (the "Adviser"). The Adviser's key investment professionals are based in San Francisco. The Adviser is controlled by its two general partners: OFFITBANK Greater China, Inc., a New York Corporation established in 1994 as a wholly-owned subsidiary of OFFITBANK, a New York State chartered trust company ("OFFITBANK"), and ChinaVest Public Equities, LLC, a California Limited Liability Corporation established in 1995 as a wholly-owned subsidiary of ChinaVest Financial Services, Ltd., a Cayman Islands corporation ("ChinaVest, Ltd."). OFFITBANK currently manages approximately $10 billion in assets and serves as investment adviser to sixteen registered investment companies (or portfolios thereof). The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.



SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.
This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Fund is available on the Commission's Website (http://www.sec.gov).


INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                        --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        --------------------

                                WHAT YOU NEED TO KNOW
                                ---------------------
Highlights . . . . . . . . . . . . . . . . . . . . . .  2        Management . . . . . . . . . . . . . . . . . . 24
The Company. . . . . . . . . . . . . . . . . . . . . .  3        About Your Investment. . . . . . . . . . . . . 25
Investment Objective and Policies. . . . . . . . . . .  3        How the Company Values Its Shares. . . . . . . 26
Investment Policies and Techniques . . . . . . . . . .  5        How Distributions are Made: Tax Information. . 26
Investment in the Greater China Region . . . . . . . .  6        Shareholder Communications . . . . . . . . . . 27
Special Risk Considerations. . . . . . . . . . . . . . 12        Performance Information. . . . . . . . . . . . 27
Special Risks of Certain Fund Investments. . . . . . . 17        Counsel and Independent Accountants. . . . . . 28
Special Investment Techniques. . . . . . . . . . . . . 19        Appendix A . . . . . . . . . . . . . . . . . . A-1
Limiting Investment Risks. . . . . . . . . . . . . . . 24        Appendix B . . . . . . . . . . . . . . . . . . B-1

                                      HIGHLIGHTS


INTRODUCTION
OFFITBANK VIF-CVO Greater China Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objective is to achieve capital appreciation and income generation from investment in publicly-traded equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the Greater China Region.


FUND MANAGEMENT
CVO Greater China Partners, L.P. serves as the Fund's Adviser. The Adviser is controlled by its two general partners: OFFITBANK Greater China, Inc., a wholly-owned subsidiary of OFFITBANK, a New York State chartered trust company, and ChinaVest Public Equities, LLC, a wholly-owned subsidiary of ChinaVest Financial Services, Ltd., a Cayman Islands corporation.

SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.


An Account may redeem all or any portion of the shares of the Fund in its Account at any time at the net asset value per share of the Fund calculated in the manner described above.


A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."


RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations". The Fund will invest at least 65% of its total assets in equity securities of the Greater China Region which are considered speculative and are subject to special risks. In addition, certain of the Fund's potential investment and management techniques entail special risks. See "Investment Objective and Policies" and "Special Risk Considerations".

                                     THE COMPANY


          The Company, a Maryland corporation formed on July 1, 1994, is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.


          Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                          INVESTMENT OBJECTIVE AND POLICIES

          The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

          Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

          The Fund may utilize many of the same investment techniques and invest in similar securities as other investment portfolios of the Company. Investors should note, however, that the Fund will invest its assets in accordance with its investment objective and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding its ability to invest in comparable instruments.


          The Fund's investment objective is to achieve capital appreciation and income generation from investment in publicly-traded equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China, Hong Kong, Taiwan and Singapore (collectively, the "Greater China Region"). More specifically, under normal market conditions and subject to temporary defensive investments (as defined below), at least 65% of the Fund's total assets will be invested in equity securities (i) traded in securities markets located in the Greater China Region, or (ii) issued by companies whose business significantly relates to the Greater China Region (as measured by assets, revenues or profit). The securities issued by such companies may be listed on stock markets in countries outside the Greater China Region. The investment objective of the Fund is fundamental and may not be changed without the affirmative vote of a majority of the Shares of the Fund. See "Management of the Fund" for further information. In addition, investments in issuers doing business in the Greater China Region involve possible risks not typically associated with issuers in the United States. See "Special Risk Considerations" for further information. There is no assurance that the investment objective of the Fund will be achieved.


          The Fund seeks to achieve its investment objective through investing in a selected and managed portfolio consisting primarily of publicly-traded equity securities of companies that operate in the Greater China Region. The decisions of the Adviser as to which specific publicly-traded securities will be acquired by the Fund will be based on a general strategy of selecting those issuers which it believes will show a high rate of capital appreciation in future years. See "Special Risk Considerations."

          The Fund will, under normal market conditions and subject to temporary defensive investments (as defined below), invest at least 65% of its total assets in publicly-traded equity securities issued by companies (1) whose securities are principally traded in a Greater China Region country, or (2) having at least 50% of their assets in one or more Greater China Region countries or (3) that have derived at least 50% of their gross revenues or profits from providing goods or services to or from within one or more Greater China Region countries. Such securities are referred to in this Prospectus as "Greater China Investments." Greater China Investments are typically, but not necessarily, listed on stock exchanges or traded in the over-the-counter market in countries in the Greater China Region. The principal offices of the issuers of Greater China Investments may be located outside the Greater China Region. The Fund may invest up to 90% of its total assets in the securities of issuers whose equity securities are either (1) traded in securities markets located in a single country in the Greater China Region, or (2) issued by companies whose business principally relates to a single country in the Greater China Region. During the first six months of the Fund's operations, the Fund may not achieve its investment objective. The Fund expects during the first 18 months of its operations to invest more than 50% of its total assets in issuers whose equity securities are listed in Hong Kong, Singapore and Taiwan, but has not identified any other market in which it currently intends to invest to this extent. After the Fund's initial investments in the Greater China Region are established, the Fund will not invest more than 10% of its total assets in any country outside the Greater China Region, except for temporary defensive investment purposes and investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. The Fund expects to achieve its 65% investment objective within six months after the Fund commences operations.


          Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets as restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; depository receipts for any of the foregoing; listed country funds, i.e., investment funds investing in publicly-traded stock, where the investment fund is either open-ended or itself trades in public markets; stock options and warrants to purchase stock; stock index futures; and convertible debt instruments. Within the confines of the 65% investment policy, stock options and warrants to purchase stock may comprise more than 5% of such investment.


          Equity securities will be considered "publicly-traded" for purposes of the 65% policy if the exchanges or over-the-counter markets on which the Fund may purchase securities in the Greater China Region provide sufficiently liquid markets so that the securities acquired by the Fund on such markets need not be considered illiquid securities. Such exchanges currently include: People's Republic of China-The Shanghai Securities Exchange and The Shenzhen Stock Exchange; Hong Kong-The Stock Exchange of Hong Kong Limited; Taiwan-The Taiwan Stock Exchange Corp.; and Singapore-The Singapore Stock Exchange, Stock Exchange of Singapore Dealing and Automated Quotations Board ("SESDAQ") and Central Limit Order Board International ("CLOB"). As of the date of this Prospectus, the People's Republic of China is planning to establish a new stock exchange in Beijing.


          In addition to its investments in equity securities, the Portfolio may invest up to 35% of its net assets in other types of transactions described below under "Special Investment Techniques." These types of transactions will be used for hedging and other secondary and supplemental investment objectives, including income generation. See "Special Investment Techniques."


          In general, the Fund's Board of Directors have established as a nonfundamental policy that the Fund may not purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result of such purchase (1) more than 25% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of such issuer. It is a fundamental policy that the Fund may not purchase any security if, as a result of such purchase, 25% or more of the total assets of the Fund (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (the electric, gas and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.


          It is a fundamental policy of the Fund that it will not invest more than 5% of its total assets in any listed country fund, nor more than 10% of its total assets in all listed country funds taken together; and that the Fund's investment in any listed country fund will not exceed 3% of that fund's total assets. Listed country funds are intended to be used primarily for Taiwan-related investments, until Taiwanese foreign investment restrictions are liberalized. The Fund's investments in listed country funds will be subject to advisory and other fees set by its sponsor, in addition to the advisory and other fees payable by the Fund.

          It is a fundamental policy of the Fund that it will not invest more than 5% of its net assets in convertible debt securities which are less than investment grade. A security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group or Baa or above by Moody's Investors Service, Inc. or determined to be of comparable quality in the sole discretion of the Adviser. Securities rated BBB or Baa have speculative characteristics. The Fund will dispose of any security or instrument that, subsequent to its acquisition by the Fund, is rated (or determined by the Adviser to be of comparable quality to) below investment grade in an orderly manner, if the Fund's total holdings in below investment grade debt would otherwise exceed 5% of its net assets. The Fund's primary purpose in investing in convertible debt, whether or not investment grade, will be to participate in the value of the equity security underlying the conversion right.


          Other fundamental and nonfundamental investment limitation policies of the Fund are described in "Investment Limitations" in the Statement of Additional Information.

                          INVESTMENT POLICIES AND TECHNIQUES

          DEPOSITORY RECEIPTS. In achieving the 65% investment policy, the Fund may hold equity securities of foreign issuers in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and Global Depository Receipts ("GDRs"), or other securities convertible into securities of eligible issuers. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. Unsponsored depository receipts may not present material information to potential investors because such information is unavailable. GDRs are receipts issued by foreign banks and trust companies that evidence ownership of either foreign or U.S. securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and GDRs in bearer form are designed for use in securities markets outside the U.S.

          Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The value of an ADR, ADS and GDR will fluctuate with the value of the underlying security and changes in exchange rates, and involve risks associated with investing in foreign securities. There may be less information available about foreign issuers of an unsponsored ADR, ADS or GDR.

          For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, and GDRs will be deemed to be investments in the underlying equity securities representing securities of foreign issuers into which they may be converted.

          CONVERTIBLE DEBT INSTRUMENTS. The 65% investment policy also includes debt instruments convertible into equity securities. Although the Fund will purchase such convertible debt securities primarily on account of the underlying equity securities, the value of the Fund's holding could also be significantly affected by changes in market interest rates and the issuer's credit standing. A significant portion of any convertible debt holdings are expected to consist of instruments originally issued in the Euroconvertible market. Euroconvertibles may be denominated in U.S. dollars, but may also be denominated in European or other currencies. If a Euroconvertible is denominated in a non-U.S. currency, the value of the Fund's holding, expressed in U.S. dollars, could also be significantly affected by changes in currency conversion rates.


          ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of the value of its net assets in illiquid investments. Illiquid investments are assets which may not be sold or disposed of by the Fund in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment. See "Special Risks of Certain Fund Investments-Illiquid and Restricted Securities." Securities that can be sold within seven days of their acquisition are generally not deemed illiquid for purposes of this limitation, irrespective of any legal or contractual restrictions on resale. See "Special Risks of Certain Fund Investments-Illiquid and Restricted Securities."


          REPURCHASE AGREEMENTS. Under a repurchase agreement the Fund buys a security from a bank or broker-dealer at one price and simultaneously promises to sell that same security back to the seller at a higher price. The repurchase date is usually within seven days of the original purchase date. The Fund may enter into repurchase agreements with respect to its permitted investments with counterparties that it deems creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. For purposes of the 15% limitation that applies to illiquid investments, repurchase agreements which mature in more than seven days will be considered illiquid securities. Repurchase agreements are deemed to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

          TEMPORARY DEFENSIVE INVESTMENTS. The Fund's policy is that it may, for temporary defensive purposes and during the initial structuring of the Fund's portfolio, invest up to 100% of its total assets in debt securities of foreign companies (including companies that are not operating in the Greater China Region), United States companies, foreign governments and the U.S. Government (and their respective agencies, instrumentalities, political subdivisions and authorities), as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with net worth of at least $50 million; high quality commercial paper, and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Directors of the Fund. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's or A-1 or better by S&P or, if unrated, will be of comparable high quality as determined by the Adviser.


          OTHER INVESTMENTS. For descriptions about other types of investments that the Fund may invest in and the risks related to those investments, see "Special Investment Techniques," "Risks Associated with the Fund-Special Risks of Certain Fund Investments" and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.


          PORTFOLIO TURNOVER. It is the policy of the Fund to seek capital appreciation. The Fund will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable. It is anticipated that the turnover rate will be under 300% during the first fiscal year which will reflect initial structuring of the Fund's portfolio and that, thereafter, the annual rate for Greater China Investments and other investments is generally expected to be under 100%, consistent with the turnover rates of similar funds. In the event that the turnover rate exceeds 100%, there is an increased likelihood of short term capital gains and losses and increased transaction costs for the Fund.

                        INVESTMENT IN THE GREATER CHINA REGION


          THE FOLLOWING IS A GENERAL DISCUSSION OF THE ECONOMIES IN WHICH THE FUND PRINCIPALLY INVESTS. There can be no assurance that the Fund will be able to capitalize on the factors described herein. Securities markets in the Greater China Region are smaller and offer fewer investment alternatives than the equity securities markets in Europe and the United States. Opinions expressed herein are the good faith opinions of the Adviser. Unless otherwise indicated, all amounts are expressed in United States dollars.



PEOPLE'S REPUBLIC OF CHINA


          For many centuries, China's economy was largely closed, by geography as well as by government policy, to the outside world. (As used in this section, "China@ refers to the People's Republic of China.) Large-scale foreign involvement in China's economy began during the middle of the 19th century and was curtailed after 1949 when the Communist government barred foreign investment. China's trade with foreign nations began to develop rapidly again after 1978 when Deng Xiaoping launched the process of economic reform and modernization. By 1997, total foreign capital committed to investments in China reached US$178 billion and China's total trade approached $325 billion, ranked tenth in the world. Economic reform in China, designed to replace Communist-style central planning with the market mechanism, has proceeded largely by trial and error aimed at achieving the fastest possible change with the minimum social dislocation. Two forces drive these policy initiatives. The first is the need to create jobs for a workforce that is expanding by 30-50 million a year, according to some estimates. The second is the need to restructure money-losing state industries and to pump capital into those enterprises that have the potential to be internationally competitive.


          The reform process has not always been even. The general direction, however, has tended to be towards greater openness and increased decentralization of economic decision-making. As a result, according to some estimates, as much as two-thirds of the economy is now outside direct state ownership and control, which compares favorably with a number of western European economies.

          China's broad economic policy is currently set out, more in terms of ambition than of prescription, in two overlapping plans, the 20-Year Plan (1981-2000) and the current Five-Year Economic Plan (1996-2000). The 20-Year Plan calls for an average 7% growth in GNP over the entire 20-year period. In the 1980's, China's growth rates averaged 9.4% p.a.. This was surpassed between 1991 and 1995, when 10.5% growth p.a. was achieved. China's GDP, while still rapid, has slowed for the last few years, falling from 11.8% in 1994, to 10.2% (1995), 9.6% (1996) and 8.8% in 1997. To
put this into perspective, in 1993 the World Bank projected that given these growth rates for China, on a purchasing power parity basis China would overtake the United States as the world's largest economy early in the next century.


          China's program of economic reforms has evolved under the leadership of Deng Xiaoping and his political allies. While there is a broad base of support for these reforms within the country's political elite, China lacks a tested institutionalized framework for political succession and, thus, the possibility exists that, although the political transition upon Deng's death has been relatively smooth, there could still be significant changes in economic, trade and investment policies.


          FOREIGN INVESTMENT IN CHINA. To attract foreign investment, China set up four Special Economic Zones in 1978 (Shenzhen, Shantou and Zhuhai in Guangdong Province, and Xiamen in Fujian Province). Hainan Island, which itself is a province, became the fifth Special Economic Zone in 1988. Each zone was created to provide special investment incentives and tax concessions to foreign investors. Other areas of China near coastal cities and border zones have been designated as eligible for investment incentives. These policies reflect a consensus in China's government that China should continue to open its economy to the world economy.


          The contracted value of foreign investment in China was approximately US$178 billion in 1997, an increase of 34% from 1996. Hong Kong accounted for around 50% of this total at the end of 1996. Exports from China continue to rise strongly, with the 1997 total rising 20.9% to US$182.7 billion, although, like other developing countries, China's economy remains vulnerable to global economic conditions as well as the potential for trade friction over market access, protection of intellectual property and human rights. Imports into China are also expected to rise. See "Risks Associated with the Fund--Foreign Investment Restrictions."


          SECURITIES MARKETS. Two stock exchanges are officially recognized in China-The Shanghai Securities Exchange which opened in December 1990 and The Shenzhen Stock Exchange which opened in July 1991. Two types of shares are traded on both exchanges: `A' shares which can be traded only by resident Chinese and `B' shares which can be traded only by individuals and corporations not resident in China. As of the date of this Prospectus, a new Beijing stock exchange was being planned by the Chinese government, although there is no assurance that such an exchange will ever be established.


          On the Shanghai exchange, all "B" Shares are denominated in Chinese renminbi ("RMB") but all transactions in "B" Shares must be settled in U.S. dollars, and all distributions made on "B" Shares are payable in U.S. dollars (the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Centre).

          On the Shenzhen exchange, the purchase and sale prices for "B" Shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" Shares are calculated in RMB and are payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Centre.

          Although the Chinese authorities have stated that full convertibility of the RMB will occur by the year 2000, RMB are not freely convertible now. The exchange rate of RMB against foreign currencies is regulated and published daily by the State Administration of Exchange Control ("SAEC"). Over the last decade, the RMB has been steadily revalued downward relative to the U.S. dollar, with major adjustments made in the past few years including a devaluation of more than 30% to RMB8.7 to US$1.0 in January 1994. In 1986, to address the foreign exchange problems of foreign investors, China began establishing Foreign Exchange Adjustment Centres, also referred to as "swap centers." These swap centers provide an official forum where foreign investment enterprises may engage in mutual adjustment of their foreign exchange surpluses and shortfalls under the supervision and control of SAEC. Trading of RMB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at an official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

          No exchange control approval is required for the Fund to acquire "B" shares listed on stock exchanges. Dividends and capital gains from the sale of securities purchased by the Fund in listed companies in China's securities markets may be remitted outside China, subject to payment of any relevant taxes. See "Tax Information" for more details.

          Laws relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not vet been developed on a national basis, although a provisional code of regulations was promulgated by the national government in April 1993. The Shenzhen municipality issued regulations in April 1993 relating to joint stock companies, and since then the Shanghai municipality has also issued similar regulations. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality. The China Securities Regulatory Commission, a national agency, also participates in the regulatory development process. Future national legislation, including a proposed permanent securities law to replace the provisional code of regulations, may materially affect trade policy and the operation of China's securities markets.

          As of February 29, 1996, there were 188 companies listed on The Shanghai Securities Exchange, of which 36 were "B" Shares. The total market capitalization of the "B" Shares at that date (which includes equities and bonds) was approximately US$1,474 million.

          As of February 29, 1996, there were 130 companies listed on The Shenzhen Stock Exchange, of which 34 were "B" Shares. The total market capitalization of the "B" Shares at that date was approximately US$869 million.


          Certain market and market capitalization risks related to investments in the stock exchanges in China are described in "Special Risk Considerations." See Appendix B for more information about economic performance results and the historical performance of stock markets in China.


HONG KONG


          Hong Kong's economy has been linked to China's since the establishment of the colony in 1841. Hong Kong is China's largest trade partner.

          The structure of Hong Kong's economy has changed significantly over the last two decades as the service sector outpaced manufacturing. During the 1980s this process gained momentum. With land and labor costs rising, Hong Kong manufacturers began shifting production out of the Territory into southern China such that by the early 1990s, according to some estimates, more than 90% of manufacturing companies had China operations. As a result, roughly half of the jobs in the Hong Kong manufacturing sector were lost, with the slack being taken up by the burgeoning service sector. Estimates now put the number employed in China by Hong Kong manufacturers at more than 3 million. A second consequence of this transition was the growth in scale and sophistication of Hong Kong manufacturers as compared to the 1970s or early 1980s.


          CHINA'S INVESTMENTS IN HONG KONG. There has been considerable growth in investment from China into Hong Kong during the last five years. Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/export sectors, but investment in property, manufacturing and infrastructure projects has also increased. As China has become the manufacturing capital for Hong Kong companies, Hong Kong is the primary funding center for the development of China through direct investment, syndicated loans, commercial paper and share issuances in Hong Kong by Chinese companies.


     CHINA'S RESUMPTION OF SOVEREIGNTY. On June 30, 1997, Hong Kong became a Special Administrative Region ("SAR") of China. Under the Joint Declaration and Chinese law implementing certain accords (the "Basic Law"), the current social and economic systems in Hong Kong will remain unchanged for at least 50 years, and Hong Kong enjoys a high degree of autonomy except in foreign and defense affairs. The SAR, led by the Chief Executive, CH Tung, who was selected by the Chinese appointed Provisional legislature in late 1996, has been vested with executive, legislative and judicial powers. Laws in force under British rule (pre-handover) amended by the SAR legislature, remain in force except to the extent that they contravene the Basic Law or Chinese constitutional law. China may not levy taxes on the SAR, the Hong Kong dollar remains fully convertible and Hong Kong remains a free port. Under the Basic Law, Hong Kong's current social freedoms, including freedoms of speech, press and assembly, travel and religion, are not to be affected.

          The successful and peaceful transfer of Hong Kong to Chinese sovereignty on June 30, 1997 accomplished a long-desired goal of the Chinese authorities, and while there have been minor problems post handover, the SAR
continues to be ruled according to the precepts of the Basic Law.   On July 1,
1997, the Chinese leadership carried out the pledge made during their disagreement with the previous British administration and disbanded the Legislative Council ("Legco") which was comprised of a majority of popularly-elected Democratic Party legislators. In their place, the Chinese leadership appointed hand-picked legislators to the Legco. The Chinese leadership has made clear that its intention is to replace the Chinese-selected legislators in May, 1998 with a new council elected partially by geographic, and partially by functional constituencies. Ultimately. the Chinese leadership's announced intention is to have a majority of the legislators elected by popular voting by the time of the third round of Legco elections in 2002.

          SECURITIES MARKETS. The Stock Exchange of Hong Kong Ltd. ("HKSE") was formed by merging four existing Hong Kong stock exchanges and commenced trading in April 1986. The HKSE is now the second largest stock market in Asia as measured by market capitalization. As of January 31, 1996, 543 companies and 1,010 securities were listed on the HKSE. Market capitalization as of the same date was approximately HK$2,677,394 million, an increase of approximately 14% from December 31, 1995.

          The HKSE is regulated by the Hong Kong Securities and Futures Commission ("HKSFC"), which was established in May 1989 as an autonomous statutory body external to the civil service. The HKSFC administers securities laws and ordinances governing the protection of investors, disclosure of interests and insider transactions. In addition, the HKSE promulgates its own rules governing share trading and disclosure of information to shareholders and investors. Companies listed on the HKSE must enter into an agreement with the exchange to provide interim and annual accountings to their shareholders.

          The total number of listed companies on the HKSE as of January 31, 1996 was 543, compared to 529 at the beginning of 1995. Average daily turnover on the HKSE for January 1996 was HK$7,086 million compared with HK$3,424 million from July 1995 to December 1995, and HK$3,268 million from January 1995 to June 1995.

          Hong Kong has no regulations governing foreign investment or exchange control within its borders. Investors in Hong Kong markets therefore have great flexibility in the repatriation of profits and deployment of capital.


          Certain market and market capitalization risks related to investments in the Hong Kong stock market are described in "Special Risk Considerations." See Appendix B for more information about economic performance results and historical performance of stock markets in Hong Kong.

TAIWAN

          Occupied by the Japanese for fifty years (1895-1945), Taiwan was briefly reunified with China after the end of the Second World War, and since 1949 has been controlled by the Nationalist party, the Kuomintang (KMT), led initially by Chiang Kai Shek. Following the death of his son, Chiang Ching Kuo in 1988, the regime has experienced a rapid liberalization with the KMT now led by a native Taiwanese, Lee Tung Hsui, who was elected as President in a democratic election in November 1996 and with the opposition Democratic People's Party (DPP) controlling the majority of the municipal authorities, including the capital, Taipei, since elections in November 1997.


          Between 1960 and 1997, Taiwan's GDP has grown from less than $2 billion to $293.59 billion. This economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries during the past two decades. As was the case with Hong Kong, rising land and labor costs during the 1980s gradually compelled more Taiwan manufacturers to look abroad for resources. The effective relaxation at the end of the decade of the barriers to doing business in China brought a dramatic increase in investment flows, and in 1995, official Taiwanese government figures showed direct investment in China of $1.09 billion, while unofficial investment is estimated to be five times higher. Taiwanese companies should continue to be attracted to invest in China because of the links of language and culture, the comparatively low costs of land and labor and the less rigid environmental rules.

          Although relations between China and Taiwan began improving during the 1980s, significant problems persist and are likely to continue to prove disruptive. Taiwan has nonetheless become a significant investor in China and trade between China and Taiwan totaled $21 billion in 1995. The Taiwan government has announced that it will have proposals for direct cross-straits communications prepared in one year. The primary obstacle to greater investment between the two countries has been the prohibition by the Taiwanese authorities of direct investment in China.


          Relations between China and Taiwan began deteriorating in 1995, as a result of increasing political sentiment among Taiwan voters in favor of renouncing any claim to the mainland and declaring Taiwan a fully independent nation, and as a result of the United States' decision to grant the President of Taiwan, Lee Teng-Hsui, a visa to visit the United States. Chinese missile tests and other military exercises near Taiwan during Taiwan's Presidential election in early 1996 reflect the increased level of tensions between Taiwan and China. Since the reelection of Lee Teng-Hsui at the end of 1996, relations between the two countries have stabilized, with indications in early 1998, that, following the successful handover of Hong Kong to China in June 1997, a similar pattern of "one country, two systems" would be followed by the new Chinese leadership led by President Jaing Zemin.


          SECURITIES MARKETS. The Taiwan Stock Exchange (the "TSE"), the sole stock exchange in Taiwan, is owned by government controlled enterprises and private banks. Many listed companies on the TSE invest indirectly in China, primarily in the textiles, food and rubber industries. Currently, a company cannot apply for listing on the TSE unless it has conducted business in Taiwan for a minimum of five years.

          In 1968, the Securities and Exchange Law was enacted and the TSE has been regulated since that time by the Taiwan Securities and Exchange Commission (the "TSEC") which is supervised by the Ministry of Finance. The Central Bank of China is also responsible for supervising certain aspects of the Taiwan securities market. Certain risks related to market volatility in Taiwan and market capitalization in Taiwan are described in "Special Risk Considerations."

          After falling 79.5% from 12,450 to 2,750 between February and October, 1990, the TSE Index then stabilized between 3,000 and 6,000 for the next two years, before rising from 3,130 to 7,184 over the course of the two years ending on December 31, 1994. Since then, the Index has fallen back to approximately 4,500, primarily due to the effect of increased tension between Taiwan and China on investor confidence. The effect of this sharp fall and the strong growth in the earnings of export-related companies, particularly electronics and petrochemicals, has been to reduce the valuation of the market from over 35 times earnings in 1991-92 to a forecast 11.5 times for 1996. This is the lowest valuation that the TSE Index has reached since 1988.

          FOREIGN INVESTMENT RESTRICTIONS. Foreign investors were not permitted to invest directly in securities listed on the TSE until 1990. Currently, qualified foreign institutional investors (QFIIs) must meet certain guidelines promulgated by the TSEC and must be approved by the TSEC, the Ministry of Finance and the Central Bank of China to be permitted to invest in TSE listed securities. QFIIs must meet the following conditions (among others):

          a) Banks must be ranked amongst the top 1,000 banks in the free world (in terms of total assets);

          b) Insurance companies must have been in business for last least three years with total funds under management of at least $300 million;

          c) Fund management companies must also have been in business for at least three years with at least $200 million under management;

          d) Securities firms must have a net worth of over $100 million and be experienced in international securities.

          The Managers are taking action to enable the Fund to invest directly in TSE listed companies, either as a QFII or as a non-QFII using a registered securities brokerage house. The Fund intends to make Taiwan-related investments in global depository receipts ("GDRs"), Euro-Convertible Bonds ("ECBs") and listed beneficiary certificates ("LBCs") that represent, or are convertible into, shares of Taiwan-based corporations. GDRs are generally described under "Investment Policies and Techniques-Depository Receipts." Since 1992, fifteen TSE listed companies have offered their shares in the form of GDRs to foreign investors. Euro-Convertible Bonds and Preferred Shares are described under "Investment Policies and Techniques-Convertible Debt Instruments." Since 1989, thirty-three TSE-listed companies have issued ECBs, which have been convertible into underlying shares since July 1995. The TSEC has also agreed to permit the listing on the TSE of Taiwan Depository Receipts which will represent the shares of foreign issuers. There are no Taiwan registration requirements that apply to foreign investors who seek to make direct investments in GDRs or ECBs offered by TSE-listed companies.


          LBCs are certificates which represent the shares of closed-end funds which, subject to TSEC and TSE approval, may be listed on the TSE. LBCs are issued only by 15 securities investment trust companies in Taiwan for purposes of investing in securities listed on the TSE. LBCs are traded on the TSE in the same manner as other TSE-listed securities. As of September 30, 1994, there were 21 closed-end funds for which LBCs are traded. Each closed-end fund may invest in the securities of issuers who are engaged in various types of businesses or industries in Taiwan. Certain registration requirements apply before foreign investors may invest in LBCS. The Fund is currently pursuing registration in Taiwan to qualify for trading in LBCs that are listed on the TSE. If the Fund qualifies for trading in LBCs, such trading would be included within the Fund's 65% investment policy. See "The Fund's Investment Objectives and Policies." The Fund's purchase of LBCs will result in the duplication of management fees and certain other expenses.

          On February 29, 1996, the Taiwan government's cabinet approved a stock market liberalization measure allowing foreign individual investors to participate in the Taiwanese domestic stock market, effective March 8, 1996.
The maximum investment by all foreign investors in any listed firm would be increased to 20% of the firm's total listed shares from the existing 15%.


          Over time, the restrictions on investment in Taiwan may ease further to permit greater and more flexible investment in securities listed on the TSE. Certain market and market capitalization risks related to investments in the TSE are described in "Special Risk Considerations." See Appendix B for more information about economic performance results of Taiwan and the historical performance of the TSE.


SINGAPORE


          Singapore became an island colony of Great Britain in the early 1800s and achieved independence in 1960. Its population of 3 million is comprised of 77.5% Chinese, 14.2% Malay and 8.3% Indian and other groups. With foreign exchange reserves of $70.7 billion (December 1997), Singapore has the highest level of foreign exchange reserves per capita in the world. As the regional trading center for the South East Asian region, Singapore has enjoyed a period of strong growth over the last five years, averaging 8.6% annual compound growth in gross domestic product (GDP), with the result that GDP per capita is estimated to have exceeded $30,897 at the end of 1997, classifying Singapore as an "advanced developing nation" under the OECD classification scheme.


          Singapore has used its large foreign exchange reserves to invest in various regional projects, including a number in China, where its $2 billion in pledged investment in 1995 made it the fifth largest foreign investor. Its Suzhou industrial township near Shanghai has already attracted $1.4 billion of investment.


          SECURITIES MARKETS. Formal trading of investment securities began in the late nineteenth century and the Singapore Stockbrokers' Association was incorporated in 1930. The Stock Exchange of Singapore (SES) was incorporated in 1973. The SES is now the seventh largest stock market in Asia, after Japan, Hong Kong, Malaysia, Thailand, Korea and Taiwan, with a market capitalization at January 31, 1996, of S$226.3 billion, an increase of approximately 10% from the previous year. From January 1, 1995 to December 31, 1995, there were 20 new listings of companies on the SES. Average monthly turnover on the SES for 1995 was S$83,866 million, compared with S$123,520 million in 1994. As of December 31, 1995, 248 companies were listed on the SES (212 Singaporean and 36 foreign), and a total of 495 securities. Another 46 were listed on the second market, known as the Stock Exchange of Singapore Dealing and Automated Quotations Board (SESDAQ), which had a market capitalization of S$4.18 billion at December 31, 1995.

          There is also the Central Limit Order Board International (CLOB), an electronic over-the-counter order matching system which was established after the separation of the Singapore and Kuala Lumpur Stock Exchanges on January 2, 1990, primarily to enable Malaysian shares to continue to be traded freely in Singapore. As of December 31, 1995, there were 10 Hong Kong, 112 Malaysian and 7 other international stocks traded on CLOB.

          Foreign investors in Singapore are restricted by ministerial limitations from owning more than 49% of any strategic Singaporean company, or more than 40% of any Singaporean bank. This has led to a two tier share holding structure, with domestic and foreign registered shares, trading at different prices, with a premium for foreign registered shares. There are no restrictions on investment and remittances and no foreign exchange controls, although 27% corporate tax is deducted from the gross dividends payable.

          HISTORY. Singapore was a British colony until it obtained internal self-government in 1959. In 1963, it joined the federation of Malaya, Sabah and Sarawak to form Malaysia. It became a fully independent and sovereign state on August 9, 1965 when it separated from Malaysia.

          The post World War II history of Singapore until independence in 1965 was marked by a growing anticolonial movement, struggles between the communists and non-communists within this movement to shape the future of the island's merger with Malaysia, and the political and communal problems which were associated with it and the confrontation with Indonesia (1963-66).

          The non-communists in the People's Action Party (PAP), led by Lee Kuan Yew, were able to prevail over the communists and their supporters by 1963, and the government was able to focus on the tasks of economic and social development and nation-building.

          Singapore's racially mixed population reflects its key strategic location in the Straits of Johore, which provided the base flow of traffic for Singapore's initial shipping and entrepot businesses. Today's modem service-based and high-technology economy can be traced back to the vision of Lee Kuan Yew, who as Prime Minister (1959-91) and Senior Minister (1991 onwards) implemented a process of encouraging inbound investment and upgrading the skills base of the population, which has resulted in Singapore achieving "advanced developing nation" status. See Appendix B for more information about economic performance results of Singapore and the historical performance of the SES.


                             SPECIAL RISK CONSIDERATIONS

          THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH INVESTING PRIMARILY IN GREATER CHINA INVESTMENTS AS WELL AS THE SPECULATIVE RISKS ASSOCIATED WITH INVESTMENTS DENOMINATED IN FOREIGN CURRENCIES. The Fund's net asset value will fluctuate as the market value of its portfolio positions and its net currency exposure changes. In addition, certain of the Fund's potential investment and management techniques entail special risks. These techniques include Hedging and Other Strategic Transactions and other investments which are described below in "Special Investment Techniques" and "Additional Information on Portfolio Instruments" and "Hedging and Other Strategic Transactions" in the Statement of Additional Information. There is no assurance that the Fund will achieve any of its investment objectives.

          1.   CURRENCY FLUCTUATION


          Since the Fund will invest a substantial portion of its assets in the securities of foreign issuers which are denominated in foreign currencies or the currency of a single foreign country, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. More than 50% of the Fund's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. A decline in the value of a particular foreign currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holding of securities denominated in such currency and may cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by many factors including the supply and demand for particular currencies, central bank efforts to support currencies, the movement of interest rates and other economic and financial conditions affecting the world economy.

          Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they purchase and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell the same currency to the same dealer.


          2.   FOREIGN SECURITIES



          The Fund will invest in securities of foreign issuers. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or changes in economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, and for funds holding foreign securities, the custodial fees are generally higher than for funds holding domestic securities, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, currency blockage, lack of uniform accounting and auditing standards, less publicly available information about the foreign issuer and potential difficulties in enforcing contractual obligations and judgments. Transactions in foreign securities markets (including Greater China Region markets) are subject to settlement and delivery risks and delays that are greater than those in U.S. markets. The failure by a counterparty in a foreign securities market (including Greater China Region markets) to pay for or deliver securities purchased or sold by the Fund in a timely manner may result in financial loss to the Fund. See "People's Republic of China--Securities Markets," "Hong Kong--Securities Markets," "Taiwan--Securities Markets" and "Singapore--Securities Markets" under the previous section entitled "The Fund's Investments in the Greater China Region."



          3.   SECURITIES MARKETS IN THE GREATER CHINA REGION ARE VOLATILE


          Since the Fund will invest at least 65% of its total assets in Greater China Investments, its investment performance will be especially affected by events affecting companies that issue Greater China Investments. The value and liquidity of Greater China Investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Greater China Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the Greater China Region varies widely. In general, fewer securities are available for trading and the trading volume on stock exchanges in the Greater China Region are lighter than for stock exchanges in the U.S. and the market capitalization of individual issuers and the market as a whole is smaller. Moreover, foreigners investing in Greater China Region securities markets, such as the Fund, may be subject to investment restrictions that restrict the availability of securities to foreigners in such markets, which can lead to higher investment costs for foreigners.

          China is comparatively underdeveloped when compared to other countries in the Greater China Region. Greater China Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Fund's investments, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

          The securities markets in the Greater China Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in the Greater China Region securities markets may represent a disproportionately large percentage of market capitalization and trading value compared to United States securities markets. The limited liquidity of securities markets in the Greater China Region may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid Greater China Regions securities markets, the Fund's ability to participate fully in such price increases may be limited because the Fund cannot invest more than 15% of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets may cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, Greater China Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

          The Chinese, Hong Kong, Taiwan and Singapore stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of national applicability. The existing national code of regulations is new, and provisional only. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are also new, as are their respective securities exchanges. The regulatory roles of the China Securities Regulatory Commission and the two municipal governments are not well-established. Given the still-developing nature of China's securities markets, changes in regulatory policy can materially affect securities prices. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.


          If the Fund commenced operations at this time, the Fund would not be able to acquire possession of securities listed on stock exchanges in China directly because it is not possible to arrange for physical custody of such securities with the Fund's custodian outside China.



          For more information about securities markets in the Greater China Region, including the limitations imposed upon foreign investors such as the Fund, see "Greater China Region Securities Markets and Foreign Investment Limitations" in the Statement of Additional Information.



          4. THE GREATER CHINA REGION IS EXPERIENCING IMPORTANT ECONOMIC AND POLITICAL EVOLUTION


          The Fund will invest in Greater China Region countries with emerging economies and securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.


          ECONOMIES OF COUNTRIES IN THE GREATER CHINA REGION MAY DIFFER FAVORABLY OR UNFAVORABLY FROM THE U.S. ECONOMY IN SUCH RESPECTS AS RATE OF GROWTH OF GROSS NATIONAL PRODUCT, RATE OF INFLATION, CAPITAL REINVESTMENT, RESOURCE SELF-SUFFICIENCY AND BALANCE OF PAYMENTS POSITION. As export-driven economies, the economies of countries in the Greater China Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress have reconsidered annually, would adversely affect the trade and economic development of China and Hong Kong. In addition, Hong Kong, Taiwan and Singapore have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

          5.   CHINA'S LEGAL SYSTEM IS NOT WELL DEVELOPED


          Governmental actions in China can have a significant effect on the economic conditions in the Greater China Region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law principles as the limited liability status of Chinese issuers and their authority to issue shares remain open to question.

          Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher-than-usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Fund, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Fund. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

          The Communist Party in China has in the past refused to recognize private property rights and has nationalized or expropriated the assets of private companies. However, during the 1990's the Chinese government has increasingly encouraged private ownership of property and has recognized foreign ownership of certain property located in China. In addition, although China does not currently place limitations on repatriation of profits or currency with respect to the acquisition or sale of "B" shares listed on its stock exchanges (subject to the payment of any relevant taxes), any such limitations on repatriation may result in a downward market trend in China that could adversely effect the Fund's portfolio.


          6.   FOREIGN INVESTMENT RESTRICTIONS


          Securities markets in the Greater China Region are smaller and offer fewer investment alternatives than the equity securities markets in Europe and the United States. Certain countries in the Greater China Region prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.


          Taiwan restricts foreign ownership of the shares of publicly-listed companies to 30% and also limits the total amount that may be invested in Taiwanese securities to $5 million for individuals and $20 million for corporate entities unless, the foreign investment institutions have conducted business for at least 3 years and have under their management at least $300 million in assets prior to being eligible to acquire ownership of TSE-traded shares. See "The Fund's Investments in the Greater China Region--Taiwan--Foreign Investment Restrictions." Taiwan has limited repatriation of profits by private companies. For example, ROC companies are allowed to repatriate up to $3 billion raised abroad from issues of GDRs and overseas corporate bonds. Moreover, the national policies of Taiwan may restrict investment opportunities in issuers or industries deemed sensitive to national interests.


          Taiwan requires governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.


          7. NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION



          Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities which the Fund will hold will not be registered with the Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists.



          8.   FOREIGN TAXES



          The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are Made: Tax Information" and "Additional Information Concerning Taxes" in the Statement of Additional Information.



          9.   PORTFOLIO TURNOVER



          The Fund will not trade in securities with the intention of generating short-term profits, but may effect portfolio transactions without regard to the length of time a security is held if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in general market, economic or political conditions. Accordingly, the Fund may engage in short-term trading under such circumstances. Under normal market conditions, the annual portfolio turnover rate is expected to be under 100%. (An annual turnover rate of 100% occurs, for example, when all of such securities held by the Fund are replaced in a period of one year.) A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses than a lower rate, which expenses must be borne directly by the Fund, and indirectly by the Fund and its shareholders. However, short-term trading may cause the portfolio turnover rate to exceed the 100% target. High portfolio turnover also may result in the realization of substantial net short-term capital gains. To the extent net capital gains are realized, any distributions derived from such gains on securities held for less than one year are taxable at ordinary income rates for federal income tax purposes. See " How Distributions are Made: Tax Information."



          10.  CERTAIN INVESTMENT POLICIES


          The Fund has adopted certain fundamental investment restrictions and policies which are explained in "The Fund's Investment Objective and Policies" and "Investment Limitations" in the Statement of Additional Information which, as described more fully in those sections, may not be changed unless authorized by a shareholder vote and as permitted by law. These investment restrictions may prevent the Fund from broadening its portfolio to include other types of investments in the Greater China Region that may generate greater total returns. Among these fundamental restrictions, the Fund may not: (1) borrow money except from banks or through reverse repurchase agreements and in an amount not exceeding 10% of its total assets; or (2) invest more than 25% of its total assets in the securities of any one issuer, other than U.S. Government securities or, acquire more than 10% of the outstanding voting securities of any one issuer. Except with respect to the Fund's borrowing limitation, investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Fund will invest less than 25% of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Fund is permitted to invest 50% or more of its total assets in (i) the securities of issuers located in the People's Republic of China, Hong Kong, Taiwan or Singapore and (ii) assets denominated in the currency of any one country.


          Except for the nonfundamental investment restrictions and policies identified above and in the Statement of Additional Information, the investment objectives and policies of the Fund are fundamental and accordingly may not be changed by the Board of Directors of the Fund without obtaining the majority approval of the shareholders of the Fund. See "Management of the Fund" for further information. If any such changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. As a matter of fundamental policy, the Fund will not (i) borrow for leverage purposes or purchase any securities if, at the time of such purchase, permitted borrowing exceed 10% of the value of the Fund's total assets, as the case may be, (ii) invest more than 15% of its net assets in unmarketable securities, over-the-counter options (and the segregated assets required to cover such options are illiquid while such options are owned by the Fund), repurchase agreements maturing in more than seven days and other illiquid securities, or
(iii) enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible speculative positions in futures contracts or options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. See "Special Investment Techniques" for more information about futures contracts and options.



                      SPECIAL RISKS OF CERTAIN FUND INVESTMENTS


          LENDING OF FUND SECURITIES. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans will be against collateral consisting of cash or securities which is equal at all times to at least 100% of the value of the securities loaned. The Fund may make loans which are short-term (nine months or less) or long-term. During the existence of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, on all or a portion of the interest on investment of the collateral, if any. However, the Fund may at the same time pay a transaction fee to such borrowers. Opportunities to engage in the lending of equity securities listed in Greater China Region securities markets are restricted. For example, Hong Kong permits such lending subject to a 14 day limit on the lending period. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Fund's total assets.


          ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. See "The Fund's Investment Objectives and Policies." Generally, the Fund's Board of Directors has the ultimate responsibility for determining whether specific securities (including, without limitation, Rule 144A securities as described below) are liquid or illiquid.
The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Board's guidelines take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trading in the security; (2) the number of dealers who make quotes for the security; (3) the number of dealers who have undertaken to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.


          As one of many potential types of illiquid investments, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Investing in Rule 144A securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. If a particular investment in Rule 144A securities is not determined to have a readily available trading market, such investment will be included within the 15% limitation on investment in illiquid securities. The maximum percentage of Fund assets that may be invested in liquid Rule 144A securities (i.e., those not included within the 15% limitation) at any time is 20%.

          The sale of restricted securities generally requires more time and may result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.


          HEDGING AND OTHER STRATEGIC TRANSACTIONS. Within the Greater China Region as well as domestic and other foreign markets, the Fund may be authorized to use a variety of Hedging and Other Strategic Transactions as described in "Special Investment Techniques" below and "Additional Information on Portfolio Instruments and Techniques-Hedging and Other Strategic Transactions" in the Statement of Additional Information. These investment strategies are used by the Fund to hedge various market risks (such as currency exchange rates, interest rates, and broad or specific market movements) to seek to reduce the volatility of the Fund's portfolio or to seek to increase the Fund's income. No more than 35% of the Fund's net assets (taking into account the Fund's net position in a specific investment) may be used in connection with these types of transactions.


          Subject to the limitations described above, the Fund may purchase and sell (or write) Hedging and Other Strategic Transactions in its attempts to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, or to protect the Fund's unrealized gains in the value of its securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time, and such use will based on many variables, including market conditions. Such transactions are subject to political, economic and legal risks similar to those applicable to investment in foreign securities described under "Foreign Securities" above.


          The ability of the Fund to use Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, and the accuracy of such predictions cannot be assured. The skills needed to accurately predict such market movements are different from those needed to select the Fund's securities. Moreover, the use of options and futures by the Fund may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Other risks associated with Hedging and Other Strategic Transactions are described in "Additional Information on Portfolio Instruments and Techniques-Hedging and Other Strategic Transactions" in the Statement of Additional Information.


          Hedging and Other Strategic Transactions have special risks associated with them which are different from the risks associated with investments in securities, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used.

          Currency hedging transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered without value, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

          The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In general, these transactions involve: (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes; (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged; (3) market risk that an incorrect prediction of securities prices or exchange rates may cause the Fund to perform less well than if such positions had not been entered into; and (4) skills different from those needed to select Fund securities. The Fund's use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

          Futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

          Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

          RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In China, the use of Hedging and Other Strategic Transactions is in the early stages of development and these transactions are not well regulated, exposing investors to greater risk of loss than other types of securities investments in China. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.


          See "Additional Information on Portfolio Instruments and Techniques" in the Statement of Additional Information for a discussion of risks associated with other investments of the Fund.


                            SPECIAL INVESTMENT TECHNIQUES


     IN ADDITION TO ITS INVESTMENTS IN EQUITY SECURITIES, THE FUND INTENDS TO USE ACTIVE MANAGEMENT TECHNIQUES IN SELECTING OTHER FORMS OF INVESTMENTS. The Fund will be authorized to use a variety of investment strategies within the U.S. and the Greater China Region for hedging and other purposes, including income generation. These investment strategies include the writing and the purchase and sale of options on securities and indices, futures contracts and options on futures, warrants, forward foreign currency exchange contracts, short sales, options on currency, and currency swaps (collectively, these transactions are referred to herein as "Hedging and Other Strategic Transactions"). The Fund may invest up to 35% of its total assets in Hedging and Other Strategic Transactions and no more than 35% of the Fund's total assets will be at risk with respect to such transactions. This limit is not a fundamental policy of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. When Hedging and Other Strategic Transactions are conducted outside the U.S., these transactions will operate in a similar manner as in U.S. securities markets but with greater risk. See "Special Risk Considerations-Risks of Hedging and Other Strategic Transactions Outside the United States." For general information about risks associated with Hedging and Other Strategic Transactions, see "Special Risk Considerations-Special Risks of Certain Fund Investments" above and "Additional Information on Portfolio Instruments and Techniques-Hedging and Other Strategic Transactions" in the Statement of Additional Information.


          CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. The Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the Adviser.

          Generally, the Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other nonspeculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

          The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging (i.e. using a hedging vehicle relating to a currency whose fluctuations are tied closely to the currency to be hedged).


          Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Special Risk Considerations-Special Risks of Certain Fund Investments." If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Special Investment Techniques-Use of Segregated and Other Special Accounts." See "Additional Information on Portfolio Instruments and Techniques-Hedging and Other Strategic Transactions" in the Statement of Additional Information for information about other types of currency transactions that the Fund may engage in.


          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase up to 10% of its net assets in securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the value of the security prior to delivery. Purchasing a security on a when-issued or delayed delivery basis may involve the risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

          OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may purchase and sell options that are traded on United States and foreign markets. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities until such time as the staff of the Securities and Exchange Commission changes its current position on such treatment.

          The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In the event of unanticipated changes in securities prices, the Fund may recognize a loss of the premium on an option it has purchased to the extent that the option cannot be profitably exercised before its expiration. The successful use of options for hedging purposes depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. The Fund pays brokerage commissions or spreads in connection with its options transactions. The writing of options could significantly increase the Fund's portfolio turnover rate.

          There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

          GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts." The maximum percentage of Fund assets that may be invested in futures and/or options at any time is 10%.

          A put option gives the purchaser of the Option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" type put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

          Exchange-listed options are typically issued by a regulated intermediary. Exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency. In the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

          The Fund's inability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest on certain options; (2) restrictions on transactions imposed by the exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

          The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

          If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges, and on securities indices, currencies and futures contracts. All call options sold by the Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

          The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

          The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio), securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

          GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

          The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for BONA FIDE hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

          The Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contract and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

          COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective,

          SHORT SALES "AGAINST THE BOX". The Fund may from time to time sell securities short "against the box." If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities if the conversion or exchange occurs without the payment of any additional consideration) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation.

          SHORT SALES. The Fund may enter into short sales with respect to stocks underlying its security holdings. For example, if the Adviser anticipates a decline in the price of the stock underlying a security that the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline in value.


          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of up to 10% of the Fund's net asset value in cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Fund will place up to 10% of the Fund's net asset value in a segregated account with its custodian, or designated subcustodian, an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time that they were sold short, and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with such short sale (not including the proceeds of the short sale). The maximum percentage of the Fund's net assets that will be, when added together, (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (2) allocated to segregated accounts in connection with short sales will be 20% of the Fund's net assets.



          Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (1) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will equal 100% of the current market value of the securities sold short, and (2) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time that they were sold short. A lesser amount of assets may be set aside by the Fund if it owns certain types of instruments, such as a call option, on the securities sold short that would effectively cover the short sale.


          Short sales by the Fund involve certain special risk consideration from purchase of a security because losses from short sales may be unlimited, whereas losses from purchases are limited to the total amount invested.

          USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. The use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the entire amount the Fund has at risk must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A put option on a security written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

          In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt or equity securities or other acceptable assets. The Fund will only enter into swaps on a gross basis, unless the swap contract provides otherwise. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess.

          Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

          The Fund will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining the qualification of the Fund as a regulated investment company for Federal income tax purposes.

          WARRANTS OR RIGHTS. Warrants or rights may be acquired be the Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Unless they become detached and traded, warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of the 35% restriction on the Fund's investments in Hedging and Other Strategic Transactions.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                              LIMITING INVESTMENT RISKS

          To further protect investors, the Fund has adopted the following investment limitations:

          1. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          2. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

          3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.


          The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares.
If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) and the restrictions on illiquid investments described in (3) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


                                      MANAGEMENT

          The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
     CVO Greater China Partners, L.P. (the "Adviser") provides day-to-day management of the Fund's portfolio and renders investment advisory services to the Fund pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement"). Subject to such policies as the Fund's Board of Directors may determine, the Adviser makes investment decisions for the Fund. The Fund does not have an operating history, and the Adviser has not had any prior experience advising an investment company. The Advisory Agreement provides that as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of 1.25% of the average daily net assets of the Fund.

          The Adviser is a Delaware limited partnership formed in September 1994 to serve as the investment adviser to the Fund. The Adviser's key investment team consists of experienced investment professionals based in San Francisco. The Adviser's principal business is the rendering of discretionary investment management services to the Fund. The Adviser's principal business address is 520 Madison Avenue, New York, NY 10022.

          CONTROL OF THE ADVISER. The Adviser is controlled by its two general partners: OFFITBANK Greater China, Inc., a New York corporation established in August 1994 as a wholly-owned subsidiary of OFFITBANK, a New York State chartered trust company ("OFFITBANK"), and ChinaVest Public Equities, LLC, a California limited liability corporation established in January 1995 as a wholly-owned subsidiary of ChinaVest Financial Services, Ltd., a Cayman Islands corporation ("ChinaVest Ltd.").


          Under its charter, OFFITBANK may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. OFFITBANK's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. OFFITBANK specializes in global fixed income asset management and offers its clients a complete range of fixed income investments in capital markets throughout the world. OFFITBANK currently manages approximately $10 billion in assets and serves as investment adviser to fifteen registered investment companies (or portfolios thereof). The principal business address of OFFITBANK is 520 Madison Avenue, New York, New York 10022.


          The ChinaVest investment management group based in Hong Kong (the "ChinaVest Group") was organized in 1985. The ChinaVest Group has ten years of experience in managing private equity investments and shares certain common control persons with ChinaVest Public Equities, LLC. The ChinaVest Group currently manages approximately $300 million in assets. The ChinaVest Group and ChinaVest Public Equities, LLC have no previous experience as investment adviser to a registered investment company. The ChinaVest Group is represented by ChinaVest, Inc., whose principal business address is 160 Sansome Street, 18th Floor, San Francisco, California 94104.



          See "Management of the Fund" in the Statement of Additional Information for more information about the directors and officers of the general partners of the Adviser.


PORTFOLIO MANAGERS
     The Fund's portfolio managers are Gavin B. Graham and John C. Wong, who have held such responsibilities since March 1, 1996. From 1993 to 1995 Mr. Graham was the Senior Investment Officer for Citibank Global Asset Management
(Asia) Ltd. in Hong Kong. Prior to that, from 1991 to 1993, he was the Investment Director and a shareholder of Connaught Investments Ltd., also based in Hong Kong. From 1994 to 1996, Mr. Wong was with Crosby Securities marketing and selling Asian securities to North American institutions. From 1992 to 1994 Mr. Wong was with Lehman Brothers in its mortgage-backed securities department. Both Mr. Graham and Mr. Wong are principals of the Adviser.



ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
     PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate daily net assets of the Company as compensation for its services as administrator. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.


FUND EXPENSES
     In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, custody, transfer agency, legal, audit and accounting, Directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.

                                ABOUT YOUR INVESTMENT


     Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


          Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Fund shares.


REDEMPTION OF SHARES
     An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.


          The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.


EXCHANGE PRIVILEGE
     A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                          HOW THE COMPANY VALUES ITS SHARES

          The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

          Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                     HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION


DISTRIBUTIONS
     The Fund will declare and distribute dividends from net investment income as well as its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.



TAX MATTERS
     The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") , so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.



     Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.



     The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.



THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.


                              SHAREHOLDER COMMUNICATIONS

          It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

          Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                               PERFORMANCE INFORMATION

          From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


          The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.


          Performance information presented for the Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the

Fund's performance and would reduce an investor's return under the annuity contract or life policy.

          THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.


                         COUNSEL AND INDEPENDENT ACCOUNTANTS



          Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                  APPENDIX A
                                       RATINGS


     The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.



COMMERCIAL PAPER RATINGS



          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:



          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.



          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:



          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



          "Not Prime" - Issuers do not fall within any of the Prime rating categories.



          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:



          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.



          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.



          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS



          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:



          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.



          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.



          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.




     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:



          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.



          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.



          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.




          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:



          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.



          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.



          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                                                                      APPENDIX B
--------------------------------------------------------------------------------
              ADDITIONAL INFORMATION AND RISK FACTORS WITH RESPECT TO
                           GREATER CHINA REGION COUNTRIES


     The following information describes certain economic and political developments related to the operation of the securities markets in the People's Republic of China ("China"), Hong Kong, Taiwan, and Singapore has been extracted from various government and private publications. The Fund and the Fund's Board of Directors make no representation as to the accuracy of the information, nor has the Fund or the Fund's Board of Directors attempted to verify any of it.


                             PEOPLE'S REPUBLIC OF CHINA

DEMOGRAPHICS AND GOVERNMENT

     China's population, estimated at 1.2 billion, is the highest of any country in the world and represents one-fifth of the human race. The most populated sections of China are located in the north eastern half of the country where flatter terrain and proximity to the coast and major river basins provide more abundant resources for the cultivation of the land. The country is divided in 23 provinces, three municipalities (Beijing, Shanghai and Tianjin) and five autonomous regions. The capital and political center of China is Beijing. Shanghai is the largest city and is also the main commercial and financial hub.

     The Chinese state originated as far back as the second millennium B.C. Although initially quasi-feudal in nature, gradually a highly centralized, bureaucratic system evolved, which came to characterize the Chinese political structure and which still influences the nature and style of administration today. In the traditional Chinese polity, the emperor was the font of authority and sovereignty. A succession of indigenous and invader dynasties reigned until 1911 when the last dynasty collapsed. A period of political instability and civil war ensued as the Kuomintang (Nationalist Party) first attempted to wrest control over the country from regional warlords, then battled the emerging Chinese Communist Party. Although this conflict eased in the face of Japanese invasion in the 1930s, the Chinese Community Party was better able to move into the vacuum created by Japan's surrender in 1945. Over the next four years the Communists defeated the Kuomintang forces, who subsequently fled to Taiwan. The Communist Party established the People's Republic of China in 1949.

     For much of the next three decades the Communist government tended to veer back and forth from rather pragmatic state socialist plans of the Russian style to grandiose crash programs, such as the "Great Leap Forward," which not only fell far short of its goal of jump-starting the economy into modernity but cost millions of lives in the resulting famine. In 1966 the "Cultural Revolution" began as a limited campaign within the party leadership but soon mushroomed out of control, at times disrupting the economy and occasionally breaking into virtual civil war. Quite apart from the economic damage and human suffering, the Cultural Revolution undermined the prestige and, therefore, the authority of the Communist Party, which has had an impact on the formulation and authority of policy ever since.


     Two years after the official end of the Cultural Revolution in 1976, the surviving members of the Party establishment led by Deng Xiaoping, launched the country on the path to economic reform. Although the resulting economic transition has not always been even or free of social dislocations--as evidenced by the student demonstrations in 1986 and 1989--reform has begun to deliver rising living standards and a better quality of life to large parts of the country. Despite the forceful suppression of political dissent in 1989 at Tiananmen Square, the government has not backed away from continued economic reform, but instead has steadily expanded the horizon to include the establishment of securities markets, privatization of state enterprises, reform of the banking sector and a progressive opening of the economy to foreign investment.


     In the 15th Communist Party Congress ("CPC") in October 1997, China's new leaders led by Jiang Zemin pledged to maintain economic reforms launched by Deng Xiaoping, who died in February 1997. The banking sector, where currently approximately 20% of its assets are non-performing is a key sector, which the new leaders have already started to introduce reform measures. In January 1998, the governor of the People's Bank of China ("PBOC"), announced a series of measures to improve the country's banking sector. This included closing many of its provincial branches and setting up regional headquarters to enhance its authority and supervision. These measures were aimed to make the PBOC more like the Federal Reserve Bank in the United States, which would make it more independent from the municipal and provincial government. In addition, banks were also made more accountable for the loans they made, which was designed to improve their loan portfolio and ultimately reduce the percentage of bad loans Chinese banks have in their loan books.


     China currently has diplomatic ties with approximately 140 nations. It is a charter member of the United Nations and is seeking admission to the World Trade Organization.

THE CHINESE ECONOMY

     China established a centrally planned economy in 1949. In 1978 the government implemented an economic reform program to create a more mixed economy by opening it to limited foreign investment. Currently these economic reforms allow managers of enterprises in China more autonomy in carrying on business, including the planning of production, marketing, use of funds and employment of staff.

     The current economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing from 76% of GNP in 1980 to approximately 50% in 1991, continues to constitute the largest share of the economy. In recent years, however, the economy has been significantly restructured through the abolition of the commune system in rural areas and the relaxing of government authority in the day-to-day operations in both agricultural and industrial enterprises. Although there has been a progressive lifting of price controls, the government still sets the prices for a number of essential goods which it controls and distributes; but any goods produced by suppliers of government-controlled goods above the quotas that are set by the state may be sold at floating prices, negotiated prices or free prices. As the government assumes more of a regulatory and supervisory role and less of a direct management role, market forces have been allowed to operate. This has resulted in increased productivity and rising incomes.

     Over the past decade, China has achieved annual growth in real gross national product (GNP) averaging 9%. GNP in 1991 had increased to over 2.5 times the GNP in 1980. However, as is to be expected in such a high growth environment, there have been wide swings in the annual growth rates, with major booms in 1984 and 1988, for example; and "growth recessions" in 1981 and 1989. In 1988, the Chinese Government instituted an austerity program which slowed the Chinese economy in the following year. However, growth rates increased after 1989, achieving 5.2% in 1990 and 7% in 1991, as compared to only 3.9% in 1989.

     China's economic policy is set out in two overlapping plans, the 20-Year Plan (1981-2000) and the current Five-Year Economic Plan (1996-2000). China's first Five-Year Economic Plan was set forth in 1953 to stimulate economic growth and development. Currently, China is in its third year of its eighth Five-Year Economic Plan.

     The 20-Year Plan calls for an average 7% growth in GNP over the entire 20-year period; the initial decade was to be a period of reorganization, with the second decade one of rapid economic progress. The 7% mark was exceeded in the initial decade, with growth rates averaging 9.4%. The second decade growth, thus far, is in step with the desired growth of the 20-Year Plan. The previous Five-Year Economic Plan called for 6% annual growth, starting in 1991; this however, was surpassed with 10.5% growth being achieved between 1991 and 1995.

The following table sets forth selected data regarding the Chinese economy.


                              MAJOR ECONOMIC INDICATORS


                                                            1990      1991     1992      1993     1994      1995     1996      1997
                                                           -----     -----    -----     -----    -----     -----    -----      ----
  Gross Domestic Product (% annual real growth)              3.9       8.0     13.6      13.4     11.8      10.5      9.7       8.8

  Per Capita GDP (U.S. $)                                  289.0     312.0    372.0     460.0    435.0     576.0    666.0       768
  Industrial Production (% annual growth)                    6.0      14.2     27.5      21.1     17.6      13.4     13.1      11.7
  Inflation (retail price index, % annual growth)            2.1       3.0      5.4      13.2     21.7      14.8      6.1       0.7

  Money Supply (M1, % annual growth)                        28.9      27.6     30.3      21.6     26.8      16.8     18.9      22.0
   Government  Budget  Surplus/Deficit (U.S. $ billion)     (2.7)     (3.9)    (4.7)     (5.1)    (6.7)     (7.0)    (6.6)     (6.4)
  Exports (U.S. $ billion)                                  62.1      71.9     85.1      92.0    121.0     148.8    151.1     182.7
      (% annual growth)                                     17.9      15.8     18.3       8.0     31.9      22.9      1.5        21
  Imports (U.S. $ billion)                                  53.3      68.8     80.6     104.0    115.6     132.1    138.8     142.3
      (% annual growth)                                     (9.8)    191.5     26.4      29.0     11.3      14.2      5.1       2.5
  Trade Balance (U.S. $ billion)                             8.6       8.1      4.4     (12.2)     5.3      16.7     12.2      40.4
  Exchange Rate (average RMB/U.S. $)                        5.22      5.43     5.75      5.76     8.62      8.35     8.31      8.33


---------------
* Translated at the respective exchange rate for each year shown in the table.


Sources: China Statistical Yearbook, State Statistical Bureau of the People's Republic of China, Baring Securities, ABN AMRO, Asia Securities.


FINANCIAL REGULATION

     The Ministry of Finance is responsible for overseeing state finances and the collection of revenue and taxation. The banking system is managed by China's central bank, the People's Bank of China ("PBOC"). The PBOC, like the Ministry of Finance, is a state administrative body under the leadership of the State Council. Its primary functions include the formulation of national financial regulations and policies; the issuance of currency and regulation of its circulation; the coordination and implementation of credit plans; overseeing the establishment and operation of financial institutions and financial markets, including stock exchanges; administration of China's foreign exchange and gold reserves and adjustment of exchange rates against foreign currencies; and administration of China's securities markets.

FOREIGN TRADE


     As a result of the economic reforms commenced in 1978, China's foreign trade has grown considerably in value, range of products and number of trading partners. A major goal of China's trade policy is to increase the percentage of manufactured goods in the country's total exports. Gradual progress has been made in recent years with the aid of the imported foreign technology. China's trade balance has fluctuated over the last five years. In 1997 China's foreign trade yielded a foreign trade surplus of US $40.4 billion, with exports of US $182.7 billion in 1997 representing an increase of 21% over 1996. Exports were US $151 billion in 1996, an increase of 1.5% over 1995. Imports reached US $142.3 billion by the end of 1997, representing a 2.5% increase over 1996. For 1996, imports stood at US $138.8 billion, an increase of 5.1% over the 1995 figure.


     Total trade for 1997 was approximately US $325 billion representing an 12.1% increase over 1996. In 1996 total trade stood at US $289.9 billion up 3.2% over 1995. From 1990 through 1992 and 1994 to 1995, China experienced trade surpluses. In contrast, the country experienced trade deficits of $7.8 billion and $6.6 billion, respectively, in 1988 and 1989.


     Hong Kong is the leading destination for Chinese exports, accounting for over 40% of total export volume. Hong Kong is also a major re-export center for Chinese goods. Other large export markets for China include Japan, the United States, and Germany. Over the past few years, China's imports have continued to expand and diversify. Hong Kong, Japan and the United States are China's top three suppliers. Other major suppliers include Germany and Italy.

EXCHANGE RATE AND FOREIGN EXCHANGE CONTROL

     There is centralized control and unified management of foreign exchange in China. The State Administration of Exchange Control (the "SAEC") is responsible for matters relating to foreign exchange administration, while the Bank of China (the "BOC") is in charge of foreign exchange operations. Cooperating closely with the BOC, the SAEC fixes the official daily exchange rate of RMB against major foreign currencies.

     There is only one type of monetary instrument in China today, the RMB. In the past, a second type of instrument, called a Foreign Exchange Certificate ("FE") was also used, but has been withdrawn from circulation by the government. The RMB is the official currency in China and is currently not convertible into foreign exchange unless converted with express written authorization from the SAEC.

     While foreign investment enterprises are able to remit from China any profits earned in foreign exchange, RMB earnings within China cannot be freely converted into foreign exchange except at the foreign exchange adjustment ("swap") centers established by the SAEC. In order to provide some relief from the controls imposed by the earlier foreign exchange legislation, the State Council promulgated on January 15, 1986 the "Regulations Concerning the Balance of Foreign Exchange Income and Expenditure of Chinese-Foreign Equity Joint Ventures," which provide for a number of mechanisms to allow foreign investment enterprises to balance their foreign exchange income and expenditure. These mechanisms include the sale of joint venture products within China for foreign exchange, the export of products purchased with RMB from Chinese enterprises to generate foreign exchange, short-term loans and the swapping of RMB for foreign exchange with other foreign investment enterprises and Chinese enterprises, among others.

     The exchange rate fluctuates from time to time and from swap center to swap center depending on supply and demand. The RMB has been devalued progressively in recent years, depreciating by almost 70% against the U.S. dollar between 1981 and 1990. During the 1990s, this general trend of depreciation has continued.

SECURITIES MARKETS


     Prior to 1949, China had established rudimentary forms of securities exchanges in Beijing, Shanghai and Tianjin. When the Chinese communist party assumed power in 1949, China's securities markets were closed and all securities were abolished. The Beijing, Shanghai and Tianjin securities exchanges reopened briefly in 1950 and 1949, respectively, but were closed again in 1952. Securities markets were nonexistent in China until the early 1980s when they reemerged in various cities following initiation of China's economic reform program in 1978. There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. A number of organized securities markets exist in other cities in China, but these are primarily over-the-counter markets. Initially, shares on both exchanges were made available only to Chinese investors and were traded only in RMB, thus avoiding the issues of repatriation of profits and the remittance of foreign currency that would arise with the participation of foreign investors in the market. Recently, however, these issues have been addressed in legislation concerning a special class of shares, commonly referred to as "B" shares, which are denominated in RMB and are offered exclusively for investment by foreign investors and such other investors as the authorities may approve. The first issues of "B" shares were listed and traded on the SHSE on February 21, 1992, and on the SZSE on February 28, 1992.

REGULATION AND OPERATION OF THE CHINESE SECURITIES MARKETS

     Prior to the establishment of the SHSE and SZSE, trading of securities in China was conducted in over-the-counter ("OTC") markets in a number of major cities, including Shanghai, Chongqing, Wuhan, Guangzhou and Shenyang. The OTC markets have no fixed location for trading; transactions are negotiated by telephone or similar means. The SHSE and SZSE confine trading of listed shares to the two exchanges, while unlisted stocks continue to be traded in the OTC markets. In addition to the two exchanges and the OTC markets, a nationwide computer system for trading of treasury bills and bonds, the Securities Trading Automated Quotations System ("STAQ"), commenced operations on December 5, 1990 and currently links 54 licensed trading corporations in 16 cities.

     Currently, trading of treasury bills constitutes the majority of the activity in the Chinese securities markets, while trading of equity securities constitutes only a small portion of the trading activity. The OTC markets trade only treasury bills and equity securities that are not listed on the SHSE or the SZSE. The SHSE and the SZSE trade both treasury bills and shares of listed companies. Shares are divided into four types based on the type of entity holding them: (1) State shares held by designated State entities on behalf of the State; (2) shares held by Chinese corporations; (3) shares held by Chinese individuals; and (4) shares held by foreign investors. The first three categories are generally referred to as "A" shares. The fourth category is referred to as "B" shares. State shares cannot be sold or transferred without the approval of the State asset administrative departments. "A" shares are quoted and traded in RMB, while "B" shares are quoted in RMB but traded in foreign currencies (currently Hong Kong dollars and U.S. dollars).

     China has not yet promulgated a national securities law. Although the State Council has promulgated interim Regulations for Administration of Enterprise Bonds, these regulations apply only to bonds issued by State-owned enterprises. At the local level, however, many cities and provinces have promulgated securities rules and regulations.


     The PBOC, China's central bank, is authorized to regulate stocks, bonds and other negotiable instruments and administer China's financial markets, and it exercises this authority through its local branches. The State Commission for Restructuring the Economic System has, in practice, assumed the principal role of formulating policies for the development of the securities markets. In addition, the Stock Exchange Executive Council, a nongovernmental organization, plays an important advisory role in the formulation of a regulatory framework for the national securities markets. During the 1990s, this general trend of depreciation has continued although in late 1996 and 1997, the RMB actually appreciated against the US dollar.


CORPORATE LAW IN CHINA

     There is no national legislative framework in China providing for regulations governing joint stock companies. However, there have been in force in Shenzhen since February 1992 the Provisional Rules for Joint Stock Companies in Shenzhen (the "Shenzhen Provisional Rules"). The Shenzhen Provisional Rules include provisions governing the formation of Shenzhen joint stock companies, issuance of shares and debentures, ownership and dealings in shares, reduction of capital, shareholders' rights and obligations, meetings and resolutions, directors, financial accounting, distribution and liquidation. More recently, the Provisional Regulations for Shanghai Municipality Joint Stock Limited Companies came into force on June 1, 1992, covering broadly the same areas as the Shenzhen Provisional Rules.

SHENZHEN STOCK EXCHANGE


     The SZSE was established in April 1991, and officially opened in July 1991. As of December 31, 1997, 399 companies had shares listed on the SZSE, of which 354 also had "B" shares listed. Prices of "A" shares were subject to a price fluctuation limit, but all such limits have been removed except for the Shenzhen Champaign Company. The Shenzhen authorities have established a regulatory fund, funded from proceeds of new issues of "A" shares, to buy and sell shares on the open market in an attempt to minimize fluctuations of the prices of "A" shares. In the issuance of "A" shares by the first company to which this regulatory fund was introduced, an amount equal to 5% of the aggregate "A" share premium was required to be paid into the fund. It is expected that a similar percentage will be required for future new issues.

     MARKET INDEX. The performance of the "B" shares on SZSE is measured by the Shenzhen Stock Exchange B Index. The Index stood at 111.87 on December 31, 1992, and at 141.44 on December 31, 1993. Since December 31, 1993 the Index has declined to 98.97 on December 31, 1997 before rising to 145.48 on December 31, 1996 and subsequently fell again to 98.97 on December 31, 1997. This fluctuation reflects the volatility of the market accentuated by the credit tightening policy in China and its subsequent relaxation and the illiquidity of the market.


     MEMBERSHIP. The SZSE operates on a membership system. Membership is restricted to securities institutions approved by PBOC. As of February 29, 1996, there were 554 members admitted to SZSE and on December 31, 1994 there were 550 members, consisting of banks, finance companies, securities companies, insurance companies and trust and investment companies. All are either Shenzhen local companies or Shenzhen branches of national companies. Securities institutions in Shenzhen may join the Joint Meeting of Shenzhen Securities Institutions, whether or not they are members of the SZSE. This self-governing organization was formed in August of 1990 to facilitate communication among securities institutions and to strengthen self-discipline among members.

     REGULATION. The SZSE is regulated by the PBOC, Shenzhen Special Economic Zone Branch and the local government in Shenzhen. The Shenzhen Municipal People's Government promulgated the Provisional Measures of Shenzhen Municipality for Administration of the Issue and Trading of Shares (the "SZSE Measures"), which became effective on June 15, 1991 and govern the establishment of the SZSE and the issuance and trading of shares in Shenzhen. The issuance and trading of "B" shares in Shenzhen are governed by the Provisional Measures of Shenzhen Municipality for Administration of Special Renminbi-denominated Shares, which became effective on December 16, 1991. These measures are supplemented by a set of Detailed Implementing Rules which also became effective on December 16, 1991. In addition, Provisional Rules of Shenzhen Municipality for Registration of Special Renminbi-denominated Shares were promulgated by the Shenzhen Securities Registrars Co., Ltd. on January 29, 1992, and Operating Rules of the Shenzhen Securities Exchange for Trading and Clearing of "B" shares were promulgated by the SZSE on January 31 1992. These rules provide detailed regulations relating to the issuance, trading, settlement and registration of "B" shares.

     NEW ISSUES AND LISTING CRITERIA. Shares of local Shenzhen companies may either be listed on the SZSE or traded on the OTC markets. In accordance with the SZSE Measures and the Shenzhen Provisional Rules, an issuer must meet the following requirements when making a public share issue: (i) it must have obtained prior approval from the relevant authorities to be and have been established as or converted into a joint stock company; (ii) its production and operations must comply with Shenzhen's industrial policies; (iii) it must have a good financial and business record and net assets of at least RMB 10 million;
(iv) for the year prior to applying for authorization to issue shares, the value of its net tangible assets must have accounted to no less than 25% of its gross tangible assets; (v) its promoters must subscribe for at least RMB 5 million worth of shares, representing no less than 35% of its total share capital; (vi) the number of shares to be issued to the public, i.e., investors other than specially designated individuals, must be equal to at least 25% of its total share capital; (vii) it must have a minimum of 800 shareholders following the issue; (viii) within three years prior to the proposed issue neither the company nor its promoters may have any record of illegal activities or activities counter to the public interest; and (ix) the shares subscribed by the employees of the company cannot exceed 10% of the shares issued to the public and such shares are not assignable for a period of one year, thereafter, assignment of such shares may not exceed 10% of the shareholder's holding during any half year period.

     All public share issues must be handled by securities distributors. Issues of over RMB 30 million must be distributed by a syndicate made up of at least three members. Issues of over RMB 50 million must be distributed by a syndicate made up of at least five members.

     In order to qualify for listing on the SZSE, companies must meet additional requirements which are more stringent than those for public share issues. Such additional requirements include: (i) the total par value of shares of common stock actually issued must be more than RMB 20 million; (ii) there must have been a minimum return on capital of more than 10% in the year preceding listing and more than 8% over the two years prior to the year preceding the listing;
(iii) the number of registered shareholders must exceed 1,000, and the total number of shares held by shareholders holding less than 0.5% of the company's shares must account for more than 25% of the total paid-up share capital; (iv) the company must have a continuous record of making profits and must have a business record of more than three years; and (v) for the year prior to applying for listing, the value of the net tangible assets must have accounted for more than 38% of its gross tangible assets and there must be no accumulated losses.

     Application for a public share issue must be made to the PBOC, Shenzhen Special Economic Zone Branch. Application for listing on the SZSE must be made to the PBOC, Shenzhen Special Economic Zone Branch and the SZSE. A company's prospectus for initial share issue must be published in a newspaper or other publication approved by the PBOC, Shenzhen Special Economic Zone Branch, ten days prior to the scheduled issuance date, which must include: (i) the name and domicile of the company; (ii) the scope of the company's production and business; (iii) resumes of the promoters or directors and the managers; (iv) the reason for and purpose of the share issue; (v) the total amount, class(es) and number of shares to be issued, and the par value and selling price of each share; (vi) the method of issue; (vii) the investors to whom the issue is marketed; (viii) the name(s) of the securities distributor(s), the total value of the shares to be distributed and the method of distribution; (ix) details of the company's history and conditions for future development, its main business and financial situation, and the total amount and composition of its assets and liabilities; and (x) a certified profit forecast.


     A company applying for a further issue of shares must satisfy the relevant authorities that the following conditions have been met: (i) its business record since the time of the last issue must have been good, and its utilization of capital must be above average in its line of business; (ii) not less than one year must have elapsed since its last share issue; (iii) the amount of shares it is applying to issue must not exceed the amount of its existing shares; (iv) its application of the proceeds of the issue must conform to the industrial Policies of Shenzhen; and (v) the issue will be beneficial to the healthy development of the Shenzhen securities markets. Applications for approval to issue shares for the purpose of attracting foreign investment are not bound by (ii) and (iii).



     For a discussion of recent developments in the securities markets in China, see "The Fund's Investments in the Greater China Region--People's Republic of China--Securities Markets" in the Prospectus.



     NEW ISSUES CRITERIA FOR "B" SHARES IN SHENZHEN. A company wishing to issue "B" shares in Shenzhen must comply with the following requirements: (i) it must fulfill the issue requirements specified in the SZSE Measures, (ii) it must obtain written consent from the relevant department of the State to utilize foreign investment or to transform into a foreign investment enterprise, and its use of proceeds from the "B" share issue must conform to the laws and regulations of the State concerning the administration of foreign investment;
(iii) it must have a stable, adequate source of foreign exchange revenue (sufficient to pay out the "B" share dividends and bonuses for each year); (iv) the percentage of "B" shares (including promoters' share holdings) to the total shares of the company must not exceed the upper limit set by the PBOC, Shenzhen Special Economic Zone Branch; and (v) the company must have a business record of three years or more, or have received special permission from the PBOC, Shenzhen Special Economic Zone Branch. (Companies in high technology industries or other special industries are not bound by this restriction.)



     Subscription for "B" shares is carried out through authorized securities institutions within Shenzhen Municipality. These institutions may arrange for the participation of overseas securities institutions approved by the PBOC, Shenzhen Special Economic Zone Branch. The holding by any foreign investor of "B" shares of a joint stock company accounting for more than 5% of such company's total shares must be reported to the PBOC, Shenzhen Special Economic Zone Branch. Domestic securities institutions are not allowed to trade "B" shares for their own accounts unless approved BY the PBOC, Shenzhen Special Economic Zone Branch.


     The issuance of "B" shares through a syndicate underwriting on behalf of the issuer must be managed by at least one authorized domestic securities institution. The issue price of "B" shares may not be lower than the issue price of "A" shares of the same company. During the distribution period, distributors must sell the shares at the same pre-determined price.

     An issuer may request private placement of its "B" shares with institutions outside China with which it has close business connections, provided that such institutions are approved by the PBOC, Shenzhen Special Economic Zone Branch and the number of shares privately placed with them does not exceed 15% of the total number of "B" shares in such issue.

     REPORTING REQUIREMENTS. Within 60 days following the end of each half of the fiscal year, an issuer is required to submit an interim financial report, reviewed and approved by an accounting firm, or its annual financial report, audited by an accounting firm, to the PBOC, Shenzhen Special Economic Zone Branch and to publish the same in a newspaper or other publication approved by the PBOC, Shenzhen Special Economic Zone Branch. Such financial reports must also be submitted to the SZSE if the issuer's securities are already listed on the SZSE.

     INSIDER TRADING RESTRICTIONS. All persons are prohibited from using insider information when engaging in the purchase or sale of securities.

SHANGHAI SECURITIES EXCHANGE


     The SHSE was established on November 26, 1990 and officially opened on December 19, 1990. Trading began on the SHSE during the later part of 1991. Prior to the establishment of SHSE, an active OTC market in local stocks and bonds existed in Shanghai.


     MARKET INDEX. The performance of the "B" shares on the SHSE is measured by the Shanghai Stock Exchange B Index. This Index stood at 66.22 on December 31, 1992, and at 103.15 on December 31, 1993, before falling to 47.69 on December 31, 1995. It then rose to 67.03 on December 31, 1996 and subsequently fell again to 55.88 on December 31, 1997. This fall reflects the volatility of the market accentuated by the credit tightening policy in China and its relaxation and the illiquidity of the market.


     MEMBERSHIP. The SHSE operates on a membership system. Membership is restricted to securities institutions approved by the PBOC. As of December 31, 1997, there were 422 members admitted to the SHSE, 50 of which are foreign institutions. The SHSE members are comprised of securities companies, insurance companies, trust and investment companies and open credit cooperatives. Members of the SHSE must join the Securities Trade Association, which is a self-governing trade organization whose articles of association specify such matters as the purpose, nature, conditions for membership, rights and obligations of members and accounting of the Association. The SHSE members may be classified as (1) members who trade for others' accounts; (2) members who trade for their own accounts only; or (3) members who trade both for their clients and for their own accounts. No member may buy or sell any listed securities outside the SHSE without permission.

     REGULATION. The SHSE is regulated by the local branch of the PBOC and the local government in Shanghai. The Shanghai Municipal People's Government adopted the Measures of Shanghai Municipality for Administration of the Trading of Securities (the "SHSE Measures"), which came into effect on December 1, 1990 and govern the establishment of the SHSE and the issuance and trading of securities in Shanghai. In November of 1991, special regulations contained in the Measures of Shanghai Municipality for the Administration of Special Renminbi-denominated Shares and their Detailed Implementing Rules were promulgated by the PBOC and the Shanghai Municipal People's Government relating to the issue of "B" shares in Shanghai. Special rules for the trading and settlement of "B" shares were also enacted in February 1992.

     NEW ISSUES AND LISTED CRITERIA. To issue new securities, an issuer must file an application with the PBOC, Shanghai Branch, along with the issuer's articles of association, a prospectus to be used in offering the securities which meets the requirements of the SHSE Measures and other related documents. Issues of shares, or bonds of a value of RMB 10 million or more, must be distributed by a securities institution, unless otherwise provided by the State or placed privately. Issues with a total distribution value of RMB 30 million or more must be jointly distributed by a distribution syndicate formed and led by a securities company. Distribution of securities includes the underwriting of securities and the placement of securities by an agent.

     Under the SHSE Measures, an issuer which intends to issue its shares must submit: (i) the consent from the relevant authorities as to the establishment or restructuring of the enterprise as a joint stock company; (ii) in the case of a newly-established joint stock company, an investment certificate evidencing that its organizers have subscribed for not less than 30% of the total amount of shares; (iii) in the case of State-owned enterprise being restructured as a joint stock company, a confirmation of asset valuation issued by the Administration for State Assets with a report on the conclusions from the asset valuation issued by the relevant asset valuation agency, or, in the case of a non-State-owned enterprise being restructured as a joint stock company, a report on the conclusions from the asset valuation issued by an accounting firm and a registered accountant of that firm; (iv) in the case of an existing joint stock company issuing shares in order to increase its capital, financial statements of continuous profits during at least the preceding two years and the preceding quarter of the current year, certified by an accounting firm and a certified accountant of that firm, and a shareholders' resolution authorizing the issue; and (v) an application for share issue to the PBOC, Shanghai Branch, along with its articles of association, the prospectus to be used for the share issue, a distribution contract entered into with a securities distributor and, if the shares are to be issued to raise funds for fixed asset investment, the approval document(s) from the relevant administrative department(s). In addition, where the issuer also intends to list shares on the SHSE, it must submit (i) an application for the listing of and permission to deal in securities; (ii) a report on the listing of the securities; (iii) consent from at least one securities house to assist in the trading of the securities; and (iv) financial statements of continuous profits for at least two years, certified by an accounting firm and a registered accountant of that firm.


     For a discussion of recent developments in the securities markets in China, see "The Fund's Investments in the Greater China Region--People's Republic of China--Securities Markets" in the Prospectus.



     NEW ISSUES AND LISTING CRITERIA FOR "B" SHARES ON THE SHSE. A company wishing to issue "B" shares to be listed on the SHSE must comply with the following requirements: (i) it must be an approved joint stock company which has been registered with the relevant State authority or whose establishment has been approved and has met all the listing requirements set forth in the SHSE Measures; (ii) the proceeds from the issuance of the "B" shares must be used in accordance with State policies and regulations on the administration of foreign investment; (iii) it must have a stable, adequate source of foreign exchange revenue (i.e., sufficient to pay out the "B" share dividends); and (iv) the percentage of "B" shares among the total shares of a former state-owned enterprise reorganized as a joint stock company must not exceed the upper limit set by the PBOC, Shanghai Branch.


     Subscription for "B" shares is carried out through approved securities institutions. Approved domestic securities institutions may arrange for participation by foreign securities institutions approved by the PBOC, Shanghai Branch. Approval by the Shanghai Branch of the PBOC is required for the subscription by a single investor for "B" shares which exceed 5% of the total issued share capital of a company. In addition, "B" share trading must be carried out by approved securities institutions and be processed through a domestic securities house which is in the business of dealing in "B" shares. Every investor dealing in "B" shares must open a "B" share securities account with the SHSE. Domestic securities dealing organizations may open such "B" share securities accounts on behalf of individuals and institutional investors outside of China. Domestic securities institutions may not engage in "B" share business for their own account.

     The issuance of "B" shares in Shanghai may be through a public offering or a private placement. A public offering must be conducted on behalf of the issuer by an approved securities institution. The issuance of "B" shares through a distribution syndicate must be managed by a domestic securities institution. The prospectus for an issue of "B" shares must be published in a newspaper or other publication approved by and on dates designated by the PBOC, Shanghai Branch.

     REPORTING REQUIREMENTS. Once securities are approved for listing on the SHSE, the issuer must publish the report on the listing of the securities and certified financial statements showing continuous profits for at least two years preceding the listing. Issuers of listed securities are required to submit interim financial reports to the PBOC, Shanghai Branch in the middle of each fiscal year. Issuers of securities traded on the OTC markets or the SHSE are required to submit certified financial reports at the end of each fiscal year. Such reports are required to be submitted within 45 days after the end of the relevant period.

     Within 15 days after the occurrence of any of the following situations, an issuer of securities must submit a status report to the PBOC, Shanghai Branch, and the SHSE if the securities of such issuer are listed on the SHSE: (i) the conclusion with another party of a contract or agreement that will have a material effect on the assets or liabilities of the enterprise or the rights and interests of its shareholders; (ii) a major change in the business items or forms of business of the enterprise; (iii) the making of a decision on a major or relatively long-term investment; (iv) the incurring of major debts or losses;
(v) major losses of the assets of the enterprise; (vi) a major change in the production or business environment; (vii) a change in the members of the board of directors or senior management personnel; (viii) a change in the share holdings of shareholders who hold 5% or more of the total amount of shares or a change in the share holdings in the company of the members of the board of directors or senior management personnel;
(ix) involvement in a major lawsuit; (x) the making of such major policy decisions as on merger, consolidation, etc.; and (xi) commencement of liquidation or bankruptcy reorganization.

     The trading and registration of transfer of registered shares will be suspended 10 days before each announced date for payment of dividends or bonuses or the issuance of new shares. Under the SHSE Measures, if the transfer registration procedures are not completed within the specified time limits, the dividends, bonuses and newly issued shares will be issued to the persons in whose name the securities were registered at the time of such distribution or issuance.

     INSIDER TRADING RESTRICTIONS. Certain persons involved in the issuance of shares, such as relevant personnel of the PBOC, Shanghai Branch, who are involved in securities administration, management personnel of the SHSE, personnel of a securities house who are directly connected with the issue and trading of shares and other insiders connected with the issue and trading of shares are prohibited from trading, directly or indirectly, for their own account.

TRADING AND REGULATION OF SHARES


     TRADING OF "B" SHARES ON THE SZSE. Trading on the SZSE is conducted in blocks of 2,000 shares. Trading in "B" shares may only be conducted between non-Chinese investors. Investors outside China must trade "B" Shares through approved foreign brokers who in turn instruct approved Shenzhen brokers who actually effect trades on the SZSE. All trades must be transacted on the trading floor; no off-market transactions are allowed. Trading on the SZSE is carried out through a computerized automatic matching system which effects each transaction based on price and time priority. Investors subscribing for or buying "B" shares are required to produce their individual or corporate identification documents, while individual investors must also pay a deposit equal to 60% of the market price of the shares to be bought.

     Commissions for transactions in B shares are fixed at 0.6% of the purchase price. A stamp duty of 0.3% of the purchase price is also payable. In addition, the SZSE imposes a transaction levy of 01% of the actual transaction amount. A share transfer registration fee of 0.3% of the face value of the "B" shares transferred is also payable by the buyer to the Official registrar of the "B" shares. Certain other fees may also be payable to the clearing and settlement bank and foreign brokers for their services.

     Any single investor holding "B" shares amounting to more than 5% of the total share capital of an issuer must rep on such holding to the PBOC, Shenzhen Special Economic Zone Branch. Short selling of "B" shares is prohibited. Newly purchased "B" shares may not be sold before the settlement and registration procedures for their purchase are completed.

     TRADING OF "B" SHARES ON THE SHSE. In Shanghai, "B" shares are traded in blocks having a total face value of RMB 1,000. "B" shares may only be traded between non-Chinese investors. Investors outside of China must trade "B" shares through approved foreign brokers who instruct approved Shanghai brokers who then actually effect trades on the SHSE. All trades must be transacted on the trading floor; no off-market transactions are allowed.

     Brokerage commissions for "B" share transactions are fixed at 0.6% of the total amount of the transaction, with reduced rates of 0.5%, for transactions with a value of RMB 500,000 and 0.4% with a value exceeding RMB 5,000,000. A stamp duty of 0.3% of the amount of the transaction is also charged. The SHSE also levies a transaction fee on securities dealers equal to 0.03% of the amount of the transaction. A transfer fee of 0.1% of the face value of the shares transferred is also payable by the investor. Certain other fees may also be payable to the banks appointed to coordinate primary and secondary clearing and settlement and to foreign brokers for their services. Fees are calculated in renminbi and payable in U.S. dollars.

     Any single investor (individual or institutional) purchasing "B" shares of an amount exceeding 5% of the issuer's total share capital must obtain approval for such purchase from the PBOC. Newly purchased "B" shares cannot be sold before the transfer procedures for their purchase are completed.

     Trading in "B" shares is executed using an automatic book-entry transfer system. Orders are matched automatically by computer by price and time priority. Market and trading information is transmitted through telecommunication links by an international information agency from the SHSE to overseas countries on a real time basis.


     CLEARING AND SETTLEMENT OF "B" SHARES. In both Shenzhen and Shanghai, clearing and settlement of "B" share transactions are effected on the third day after the trade date. All clearing and settlement of "B" shares are effected in a scrip less manner, through a book-entry clearinghouse system. No such certificates are issued to investors. Cash settlement is effected on a broker to broker, transaction by transaction basis.


     All "B" share prices and all dividends, bonuses and other income on "B" shares are calculated in RMB but paid in foreign currency (Hong Kong dollars or U.S. dollars). RMB amounts are converted to Hong Kong dollars or U.S.A. dollars at the weekly weighted average conversion rate as quoted by the Shanghai Foreign Exchange Transaction Center or the Shenzhen Foreign Exchange Adjustment Center (with the exception of share sale prices in Shenzhen which are converted at the prior working day's Conversion rate).

                                     HONG KONG

     Hong Kong became an island colony of Great Britain in 1841. Since that time, Hong Kong remains China's largest trade partner and its leading foreign investor. In 1995, the value of trade between Hong Kong and China exceeded HK$1,239 billion, representing a 15% increase over 1994. In 1994, visible trade between Hong Kong and China exceeded HK$1,077 billion, representing a 15% increase over 1993.

     The structure of Hong Kong's economy has changed significantly over the last two decades as the services sector outpaced manufacturing. Large numbers of Hong Kong based companies have set up factories in the southern province of China, where it is estimated that Hong Kong companies employ up to 3 million resident Chinese workers.

CHINA'S INVESTMENTS IN HONG KONG

     There has been considerable growth in Chinese investment in Hong Kong in the last five years. Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. Most of Hong Kong's manufacturing investment has been in Guangdong Province, and more than 3 million workers are now estimated to be employed in the Province by Hong Kong companies. 1994 figures reflect the extent to which Southeast China, and Guangdong Province in particular, is ahead of the rest of the country in economic performance. Its industrial output grew by over 32% during 1994; exports increased by more than 73% during 1994 following a 46% growth in 1993. In 1994 Guangdong Province accounted for some 39% of total exports and for more than 9.4% of GDP although having only 5.5% of the population.


     In an effort to accommodate the colony's infrastructure to the sustained 15% annual trade growth with southern China, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, initially estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1998 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1998 to 50 million in 2011. In September 1991, Hong Kong and China concluded the Sino-British Memorandum of Understanding, providing a framework for the PADS project. The project is currently scheduled to be completed by 1998.


FOREIGN INVESTMENT RESTRICTIONS

     There are no regulations governing foreign investment in Hong Kong. There are no exchange control regulations and investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.

HONG KONG SECURITIES MARKETS

     Formal trading of investment securities was established in Hong Kong in 1891 when the Association of Stockbrokers in Hong Kong was formed. It was renamed the Hong Kong Stock Exchange in 1914. In 1969, the Far East Exchange was formed, followed by the Kam Ngan Stock Exchange in 1971 and the Kowloon Stock Exchange in 1972. These four exchanges merged to form The Stock Exchange of Hong Kong Ltd. ("Hong Kong Stock Exchange" or "HKSE"), which commenced trading on April 2, 1986.


     The HKSE is now the second largest stock market in Asia, behind only that of Japan. As of December 31, 1997, 658 companies and over 1,533 securities (including warrants and other derivative instruments) were listed on the HKSE. Market capitalization as of the same date was approximately HK$3,203 billion, an decrease of approximately 7.85% from the previous year. Average daily turnover on the HKSE for 1997 was HK$15.5 billion compared with HK$5.6 billion for 1996.


     In addition to an active stock market, Hong Kong has an active foreign exchange market, an interbank money market, a large gold bullion market and a futures exchange. Hong Kong is also one of the major Asian centers to venture capital businesses, many of such businesses having their Asian head office in Hong Kong.

     The table below sets out selected data on the Hong Kong Stock Exchange to each year since 1986, including the value to securities traded during each year, and the number of companies and securities listed and the total market capitalization as of December 31 of each year.


                             SELECTED DATA ON THE HKSE

  YEAR            (H.K. $         (U.S. $          LISTED          LISTED           (H.K. $            (U.S. $
  ----             MILLION)        MILLION)       COMPANIES       SECURITIES         MILLION)          MILLION)
                   -------         --------       ---------       ----------         -------           --------
                    VALUE OF SECURITIES TRADED                     DECEMBER 31 MARKET CAPITALIZATION
                    --------------------------                     ---------------------------------
  1986             123,128          15,786             253               335         419,281             53,754
  1987             371,406          47,616             276               412         419,612             53,796
  1988             199,481          25,574             304               479         580,378             74,446
  1989             299,147          38,352             298               479         605,010             77,565
  1990             288,715          37,015             299               520         650,410             83,386
  1991             334,104          42,834             357               597       1,052,012            134,873
  1992             700,577          90,569             413               749       1,332,184            172,221
  1993           1,222,675         156,753             477               891       2,975,379            381,459
  1994           1,137,414         145,822             529             1,006       2,085,182            267,331
  1995             826,801         106,000             542             1,033       2,348,310            301,065
  1996           1,400,000         180,645             585             1,000       3,476,000        449,000,000
  1997           3,875,000         500,000             658             1,533       3,203,000        414,000,000


----------------
Source: HKSE.

     MARKET PERFORMANCE. The Hang Seng Index is the most widely followed indicator of stock price performance in Hong Kong. The Hang Seng Index is an arithmetic index based on the securities of 33 companies, weighted by their respective market capitalizations, and is thus strongly influenced by large capitalization stocks.

     The following table sets out high, low and end of year close for the Hang Seng Index for each year since 1986.




                                  HANG SENG INDEX

      YEAR                      HIGH          LOW       YEAR-END      % CHANGE
      ----                      -----         ---       ---------    FROM PRIOR
                                                                     PERIOD-END
                                                                     ----------
      1986                      2,568.3       1,559.4   2,568.3           --
      1987                      3,949.7       1,894.7   2,302.8         (10.3)
      1988                      2,772.5       2,223.0   2,687.4          16.7
      1989                      3,309.6       2,093.6   2,836.5           5.5
      1990                      3,559.9       2,736.6   3,024.6           6.6
      1991                      4,297.3       2,984.0   4,297.3          42.1
      1992                      6,447.1       4,301.8   5,512.4          28.3
      1993                     11,888.4       5,437.0  11,888.4         115.7
      1994                     12,201.1       7,702.8   8,191.0         (31.1)
      1995                     10,173.4       6,967.9  10,173.4          23.0
      1996                     13,531.0      10,204.9  13,451.5          33.5
      1997                     16,673.3       9,059.9  10,722.8         (20.3)


---------------
 Source: HKSE.


     The Hong Kong stock market can be volatile and is sensitive both to developments in China and to the strength of other world markets. As an example, in 1989, the Hang Seng Index rose to 3,310 in May from its previous year-end level of 2,687, but fell to 2,094 in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed in subsequent months, but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock market, and at the year end closed at a level of 2,837. The Hang Seng Index rose to as high as 16,673 on August 7, 1997 following the handover of Hong Kong to China, but sank to as low as 8,121 on January 12, 1998 as the Southeast Asian and Korean economic and financial crisis shook confidence throughout the region.


     TRADING. Trading on the HKSE is conducted through a computerized system to convey bid and asked prices for securities. Trades are then effected on a matched trade basis directly between buyers and sellers. All securities are traded in board lots. The HKSE utilizes the Central Clearing Automated Settlement System for 90% of the settlement of its executed trades. The remaining 10% of trade settlement is settled by the delivery of physical stock certificates. For most companies a board lot is 1,000 shares, although board lots can vary in size from 100 to 5,000 shares. Odd lots are traded separately, usually at a small discount to the board lot prices. Share certificates in board lots, together with transfer deed, must be delivered on the day following the transaction. Payment is due against delivery. As of June 1995, a brokerage commission of not less than 0.25% (with a minimum of H.K. $50) is standard, and trades are subject to a transaction levy of 0.013% payable equally to the HKSE and the Hong Kong Securities and Futures Commission (the "SFC") and a special levy of 0.03%. The Hong Kong government charges (i) an ad valorum stamp duty of H.K. $1.50 per HK $1,000 value of transaction, and (ii) a transfer deed stamp duty of HK$5, payable by the seller on each new transfer deed issued in connection with securities sold. A transfer fee of HK$2 per board lot of shares is payable by the purchaser of securities for each new certificate issued. Finally, effective July 1, 1994, a trade tariff of HK$0.50 is levied on each HKSE transaction.


     REGULATION AND SUPERVISION. The SFC was established by the Hong Kong government in May 1989 as an autonomous statutory body outside the civil service which provides a general regulatory framework for the securities and futures industries. The SFC administers certain elements of Hong Kong securities law including those ordinances governing the protection of investors, disclosure of interests and insider dealing.


     The governing authority of the Hong Kong Stock Exchange is its Council, which is comprised of 30 members. The Council is responsible for formulating policies and oversees the operations of the HKSE through standing committees. Eighteen Council members are representatives of the brokerage firms in Hong Kong, nine are representatives of investment and merchant banking firms and two are appointed by the Hong Kong government. The chief executive officer of the HKSE serves on the Council on an ex-officio basis.

     The HKSE promulgates its own rules governing share trading and disclosure of information to shareholders and investors. Companies listed on the HKSE enter into a listing agreement with the exchange which includes provisions requiring that listed companies send interim and annual accounts to shareholders. In addition, the Hong Kong Code on Takeovers and Mergers (used by the SFC) provides guidelines for companies and their advisers contemplating, or becoming involved in, takeovers and mergers.

                                       TAIWAN

DEMOGRAPHICS AND GOVERNMENT.

     Taiwan is located approximately 90 miles east of the People's Republic of China (for purposes of this section only, the "PRC"), 340 miles northeast of Hong Kong. The island encompasses an area of approximately 13,900 square miles with a total population estimated at 20.9 million as of December 31, 1993. With an average of approximately 1,498 people per square mile, Taiwan is among the most densely populated countries in the world. The largest cities are Taipei, in the north, with over 2.7 million people, and Kaohsiung, in the south, with over
1.37 million people. Mandarin is the official language.

     The Republic of China ("ROC") was established in 1912 by the Kuomintang (Nationalist Party) (the "KMT") in mainland China and remained there until 1949 when General Chiang Kai-Shek, the elected president at that time, moved the ROC administration to Taiwan. Since that time, the ROC has maintained that it is the sole legitimate government of all of mainland China, Taiwan and Mongolia, while the PRC has also asserted the same claim.


     The KMT is currently headed by Lee Teng-Hui, who was elected President and Chairman in 1988. He was re-elected in March 1990 and again in March 1996 for another term as President. Taiwan maintains formal diplomatic relations with 30 countries. Taiwan is not a member of the United Nations and various other international organizations, but is a member of the Asian Development Bank. Taiwan has applied to rejoin the General Agreement of Tariffs and Trade ("GATT"), from which it withdrew in 1950. Taiwan joined the Asia-Pacific Economic Cooperation group ("APEC") in November 1991. In August 1993, disaffected members of the KMT created a new political party called the Chinese New Party which seeks to return Taiwan to full membership in the international community. Opposing political parties whose platforms are consistent with the ROC constitution are officially recognized in Taiwan.


     The United States Congress passed the Taiwan Relations Act in 1979 to establish a new framework for U.S./Taiwan relations and since that time the U.S. remains Taiwan's largest trading partner. Taiwan enjoyed a cumulative trade surplus of US $7.9 billion and US $6.3 billion with the U.S. in 1993 and 1994, respectively.


     ECONOMIC DEVELOPMENT. Taiwan's economic growth has been strong from 1984 to 1994, never falling below 5% during that period. In the 1990's, GNP growth rates were 7.2%, 6.2%, 6.0%, 5.9%, 5.7% and 6.17% in 1991, 1992, 1993, 1994,
1995, and 1996 and 1997 respectively. Domestic demand has increased in recent years, although Taiwan's exports also continue to grow, reaching 10.3% in 1993 and 8.6% in 1994.

     The following table provides details of the overall economic performance of Taiwan from 1987 to 1995.




                                                                        TSE
                                             TRADE                     MARKET
                             GDP            SURPLUS            TSE     CAPITAL
             EXCHANGE RATE  GROWTH           (US $          YEAR-END    (US $
                AV. US $     (%)      CPI    BILL.)  P/E     CLOSING    BILL.)
             -------------  ------    ---   -------  ---    --------   -------
  1987           31.85      12.7      0.5    18.7    28.7     2,339     48.45
  1988           28.57       7.8      1.3    11.0    68.9     5,119     120.1
  1989           26.41       8.2      4.4    14.0    92.0     9,624     240.0
  1990           26.39       5.4      4.1    12.5    33.0     4,530     112.4
  1991           25.50       7.6      3.6    13.3    28.0     4,601     123.7
  1992           25.20       6.8      4.5     9.5    30.1     3,377     100.1
  1993           26.50       6.3      2.9     7.9    39.7     6,071     194.1
  1994           26.45       6.5      4.1    11.9    33.5     7,125     247.0
  1995           26.44       6.1      3.7    11.0    19.5     5,159     192.0
  1996           27.49       5.71    3.07    3.57   28.27     6933     266.35
  1997           32.55       6.72     0.9    7.64   27.04     8187     300.98


     The major sources of Gross Domestic Product ("GDP") have been manufacturing, commerce, finance, insurance, real estate and business services and government services, which together accounted for roughly 76% of GDP in 1994. During the past decade, the most significant trends in the composition of GDP have been (1) the decline in the agricultural and construction sectors as percentages of the total economy, and (2) the growth until 1989 in the relative importance of manufacturing and services.


     The New Taiwan Dollar ("NT") is the official currency in Taiwan. Taiwan's favorable trade balance and increased foreign exchange reserves since 1984 have caused appreciation of the NT. In 1987, the NT appreciated approximately 24.4% against the U.S. Dollar, and further appreciated by 8.1% between 1988 and 1994. Taiwan's exports to the U.S. have continued at high levels during this period, in part because the appreciation of the NT has been at relatively lower levels than the appreciation of the Japanese yen against the U.S. Dollar.


     Unemployment in Taiwan remained low in the 1990's, with average rates below 2% in the early 1990's, before rising to almost 3% in 1996.

     In 1994, the Taiwan government began exerting all efforts toward the development of the "Ten Emerging industries": telecommunications, information, consumer electronics, semiconductors, precision machinery and automation, aerospace, advanced materials, fine chemicals and pharmaceutical, health care, and pollution control. The production value of these 10 industries in projected to rise from US $27.3 billion in 1992 to US $94.2 billion in 2000. These 10 industries accounted for 15.5% of all industrial production in 1992 and are projected to reach 29.4% in 2000.


     In 1995, the Taiwan government offered a blueprint for Asia-Pacific Regional Operations Center. Development plans have been set for six specific operations centers, including manufacturing center, sea transportation center, air transportation center, financial center, telecommunications center and media center. The key areas of macroeconomics adjustments to reach these goals include: (1) liberalizing trade and investment to lower tariffs, remove non-tariff trade barriers, and open up the service industry; (2) reducing entry and exit restrictions on personnel to allow foreign professionals and specialists to engage in short-term stay and work in Taiwan; (3) easing restrictions on capital movement to liberalize foreign exchange control in stages; and (4) establishing a modern legal environment for the information society. This includes allowing free circulation of information and the use of government information, protecting intellectual property rights, and preventing computer crimes.


TAIWAN'S INVESTMENTS IN MAINLAND CHINA AND HONG KONG

     Indirect trade between Taiwan and mainland China has increased significantly during the 1990s, despite Taiwan's policy of no official contact with the PRC. In 1991, trade between Taiwan and PRC (primarily through

Hong Kong) increased 44% from the previous year, to US $14.4 billion. In 1992, there was a 19.4% increase over the 1991 figure, and in 1993, trade increased 14.8% to approximately US $20.2 billion. In 1994, trade increased 15.2% over the 1993 figure. In 1991, Taiwan established new procedures pursuant to which Taiwan investors may register proposed investments in the mainland with the Ministry of Economic Affairs, thereby making such Taiwan investments legally recognized in China.

TAIWAN SECURITIES MARKETS

     The TSE, Taiwan's only stock exchange, is a corporation owned 61% by private banks and enterprises and 39% by government-operated banks and enterprises. Selection of the TSE's top management is influenced by Taiwan Securities and Exchange Commission ("Taiwan SEC"), which also monitors the TSE's operations. The TSE commenced operations in 1962 with 18 listed companies. At December 31, 1993, the aggregate market value of listed equity securities was approximately US $223.2 billion with 313 listed companies. Debt securities are traded in the TSE but remain small in terms of trading volume. Currently, there are no foreign companies listed on the TSE.

     Under current regulations applicable to foreign investment funds, the Fund is not permitted to invest directly in any securities listed on the TSE. The Fund intends to invest in Taiwan corporations by obtaining ownership interests in global depository receipts and listed beneficiary certificates representing shares in such corporations.


     NEW SECURITIES INSTRUMENTS. The instruments traded on the Taiwan securities market have primarily been limited to common stock and bonds. However, recent legislative revisions and the present attitude of the Taiwan SEC regarding liberalization of the securities regulations have encouraged some innovation. For example, in February 1988, a TSE-listed company issued bonds exchangeable into shares of another TSE-listed company in which it owned common shares. This was the first offering of a convertible security by a company listed on the TSE. The same company has made an offering of preferred shares which are convertible into common shares. The Taiwan SEC is revising the relevant laws to expedite the process for converting Eurodollar bonds into common shares of the issuer in the future. More than twenty TSE-listed companies have issued domestic convertible bonds and the government is now considering revising the relevant laws to expedite the process for converting Eurodollar bonds into shares of the issuer. Another example of innovation is the use of Global Depository Receipts ("GDRs") in raising capital. (For a general discussion of GDRs, see "The Fund's Investment Objectives and Policies--Depository Receipts" in the Prospectus.) The Taiwan SEC has also agreed to permit the listing on the TSE of depositary receipts which would represent shares of foreign issuers. Nine TSE-listed companies had issued GDRs before 1994. In addition, the Taiwan SEC established a domestic futures market in 1994, but the trading volume is relatively small now.



     LISTED BENEFICIARY CERTIFICATES. Listed Beneficiary Certificates ("LBCs") are certificates which represent the shares of closed-end funds which, subject to Taiwan SEC and TSE approval, may be listed on the TSE. LBC are issued only by 15 securities investment trust companies in Taiwan for purposes of investing in securities listed on the TSE. Two new securities investment trust companies had been approved by the Taiwan SEC in 1995, and two other new securities investment trust companies are applying for approval by the Taiwan SEC now. LBCs are traded on the TSE in the same manner as other TSE-listed securities.



     OVER-THE-COUNTER MARKET. The Taiwan SEC helped to establish an over-the-counter market in Taiwan in September 1982. The Fund does not intend to invest in this market.



MECHANICS OF TRADING ON THE TSE



     PRICE AND VOLUME LIMITS. In order to reduce market volatility, the TSE has placed limits on large volume transactions and on the range of daily price movements. Complex restrictions are imposed on transactions which include 500 trading lots or more. These restrictions are not expected to have a substantial impact on the Fund. Currently, fluctuations in price are restricted to 7% above and below the previous day's closing price in the case of stocks and 5% in the case of bonds. Over the last few years, the restriction on stock price movements has fluctuated, moving from 5% to 3% following the 1987 market crash, then back to 5% and finally, in September 1989, from 5% to the current level of 7%. Authorities have mentioned that the limits on stock price movements may be further relaxed or abolished entirely.

     Delivery and settlement are handled by the computerized TSE Clearing Department. Sales of stock by brokers and traders are offset by purchases of the same issue on the same day so that only net balances of stock are delivered and only net balances of cash are computed and paid. The TSE has introduced a certificate depositary system, operated by Taiwan Central Depositary Co., Ltd., which was established in November 1989.

     COMMISSIONS AND TRANSACTION TAX. On July 1, 1990, brokerage commissions for stocks were reduced by 0.0075% to 0.1425%. The TSE takes 5% of the commissions earned by brokerage firms on stock transactions. Commissions on bond transactions remain at 0.1%. A securities transaction tax of 0.3% of the transaction price for stocks an 0.1% for bonds and LBCs is levied on the seller.

REGULATORY ENVIRONMENT

     In 1983, the first fund permitting foreigners to invest in Taiwan securities was approved. In 1986, approval was granted to three additional foreign funds which raised a total of approximately US $75 million.

     A major amendment (the "Amendment") of the Securities and Exchange Law was enacted in January 1988 and resulted in significant changes to practices in the securities industry. The Amendment was part of a government effort to make securities supervision in Taiwan similar to that of advanced financial markets and to modernize the securities markets to meet the growing need of investors.

     The securities transactions tax was lowered on February 1, 1993 and securities transactions are now taxed at a rate of 0.3% for stocks and 0.1% for bonds and listed mutual fund shares, in both cases payable by the seller. The Ministry of Finance announced in December 1993 that it was considering the possibility of reimposing the capital gains tax but has not changed its position as of August 31, 1995. Any reimposition is subject to legislative approval and it cannot be predicted when or whether the Legislature will grant such approval.


     On December 28, 1990, the Executive Yuan of Taiwan approved guidelines drafted by the Taiwan SEC which allow direct investment in Taiwan securities by certain qualified foreign institutional investors, subject to certain restrictions. For a discussion of these guidelines, see "The Fund's Investments in the Greater China Region--Taiwan--Foreign Investment Restrictions." At August 31, 1995, QFII had bought over NT$100 billion of Taiwan SEC listed securities.


     In April 1992, the Taiwan SEC promulgated regulations permitting Taiwan listed companies, upon approval by the Taiwan SEC, to sponsor the issue and sale to foreigners of depositary receipts evidencing shares of such companies. The approval by the Taiwan SEC will be granted in respect of a fixed number of depositary receipts which, except in connection with stock dividends and distributions and the exercise of pre-emptive rights by existing depositary receipt holders in the event of capital increases for cash, may not be increased without separate Taiwan SEC approval. The Taiwan SEC has also agreed to permit the listing on the TSE of Taiwan depositary receipts which would represent shares of foreign issuers.

 FINANCIAL REPORTING

     Since 1983, the Taiwan SEC, which administers the financial reporting system, and the TSE have taken steps to improve the quality of financial reporting and of internal financial controls in Taiwan-based companies.

     The Securities and Exchange Law imposes criminal liability on accountants who are knowingly involved in the preparation of fraudulent financial reports. The Taiwan SEC promulgated regulations in July 1983 requiring that financial reports of listed companies be audited by accounting firms consisting of at least three certified public accountants and be signed by at least two certified public accountants, and establishing standards for audit and budget systems of listed companies.

     The Amendment, in an effort to improve further financial reporting standards, established a new financial reporting system for corporate issuers. Under this system, issuers are subject to more extensive disclosure requirements than they have been in the past. For example, companies listed on the TSE are required to submit audited semi-annual and annual financial reports and first and third quarter financial reports that have significant impact on the financial condition of the issuer.

                                     SINGAPORE

     Singapore had a population of only a few hundred Malays in 1819 when Sir Thomas Stamford Raffles obtained a grant of land from the local Malay chief to establish a new port. In 1826, Singapore was joined with Penang and Malacca to form the Straits Settlements, which were ruled as a part of British India until 1867, when they became a separate colony. The city grew in importance and prosperity and was chosen as the main stronghold of British power in the Far East in 1922. A large naval base was built on the north side of the island, partly to protect Malaya. However, the Japanese invasion of Malaya in 1941 came overland and the surrender of Singapore to the Japanese in February, 1942 was one of the greatest defeats of allied arms during the Second World War. Singapore was occupied by the Japanese until August, 1945.

     Singapore became an island colony of Great Britain in the early 1800s and achieved independence in 1960. Its population of 3 million is comprised of 77.5% Chinese, 14.2% Malay and 8.3% Indian and other groups. With foreign exchange reserves of $66.8 billion (September 1995), Singapore has the highest level of foreign exchange reserves per capita in the world. As the regional trading center for the South East Asian region, Singapore has enjoyed a period of strong growth over the last five years, averaging 8.6% annual compound growth in gross domestic product (GDP), with the result that GDP per capita is estimated to have exceeded $27,000 at the end of 1995, classifying Singapore as an "advanced developing nation" under the OECD classification scheme.

     Singapore has used its large foreign exchange reserves to invest in various regional projects, including a number in China, where its $2 billion in pledged investment in 1995 made it the fifth largest foreign investor. Its Suzhou industrial township near Shanghai has already attracted $1.4 billion of investment.

SECURITIES MARKETS


     Formal trading of investment securities began in the late nineteenth century and the Singapore Stockbroker's Association was incorporated in 1930. The Stock Exchange of Singapore (SES) was incorporated in 1973. The SES is now the fourth largest stock market in Asia, after Japan, Hong Kong, Malaysia, Thailand, Korea and Taiwan, with a market capitalization at December 1997 of S$329 billion. Average monthly turnover on the SES for 1997 was S$7,213 million. As of December 31, 1997, 294 companies were listed on the SES. Another 62 were listed on the second market, known as the Stock Exchange of Singapore Dealing and Automated Quotations Board (SESDAQ), which had a market capitalization of S$3.17 billion at December 1997.



     There is also the Central Limit Order Board International (CLOB), an electronic over-the-counter order matching system which was established after the separation of the Singapore and Kuala Lumpur Stock Exchanges on 2nd January, 1990, primarily to enable Malaysian shares to continue to be traded freely in Singapore. As of December 31, 1997, there were 910 Hong Kong, 112 Malaysian and 7 other international stocks traded on CLOB.


FOREIGN INVESTMENT RESTRICTIONS

     Foreign investors in Singapore are restricted by ministerial limitations from owning more than 49% of any strategic Singaporean company, or more than 40% of any Singaporean bank. This has led to a two tier share holding structure, with domestic and foreign registered shares, trading at different prices, with a premium for foreign registered shares. There are no restrictions on investment and remittances and no foreign exchange controls, although 27% corporate tax is deducted from the gross dividends payable.

SINGAPORE SECURITIES MARKET

     Formal trading of investment securities began in the late nineteenth century and the Singapore Stockbrokers' Association was incorporated in 1930. The Stock Exchange of Singapore (SES) was incorporated on the 24th May,

1973. The SES is now the fourth largest stock market in Asia, after Japan, Hong Kong and Taiwan, with a market capitalization at December 31 1997 of S$329 billion. There were 20 new listings of companies on the main board and 15 new companies listed on SESDAQ in 1997.


     The table below sets out selected data on the Singapore Stock Exchange in each year since 1990, including the average monthly value and volume of securities traded during each year, and the number of companies listed and the total market capitalization as of December 31st each year.



                                  SELECT STATISTICS

                                          1990        1991        1992       1993        1994        1995       1996        1997
                                          ----        ----        ----       ----        ----        ----       ----        -----
 NO. OF COMPANIES LISTED . . . . . .        172         183         188        205         238         248        264         294
 Market Capitalization (S$bn). . . .       59.8        77.7        80.3      213.4       195.5       209.4     209.13         329
 Turnover Volume  (m). . . . . . . .     18,487      15,557      13,904     66,398      45,540      33,919     68,244      47,136
 Value (S$m) . . . . . . . . . . . .     36,756      30,549      29,444    127,797     123,520      83,866     61,699     110,448

 SESDAQ Market Cap (S$m) . . . . . .      409.2       528.8     1,032.4    3,833.0     3,228.3     4,178.9    4,290.0        3166
 SES Turnover Volume (m) . . . . . .      116.9       167.9       526.1    2,304.7     1,704.0     5,323.3    1,942.5       4,870



MARKET PERFORMANCE

     The Straits Times Index (STI) is the most widely followed indicator of stock price performance in Singapore. The STI is an arithmetic index based on 30 companies, weighted by their respective market capitalizations, and is thus strongly influenced by large capitalization stocks.


     The movements of the STI and other indices over the last eight years (as of December 31 each year) are as follows:



                                 MARKET PERFORMANCE

                             1990          1991         1992          1993         1994         1995          1996         1997
                             ----          ----         ----          ----         ----         ----          ----         ----
   STI Index
    High                   1,607.12      1,565.58     1,545.92      2,426.85     2,471.90     2,287.58      2,493.71     2,271.88
    Low                    1,101.77      1,149.08     1,310.95      1,531.11     2,036.80     1,903.80      2,038.84      1497.03
    Close                  1,154.48      1,490.70     1,524.40      2,425.68     2,239.56     2,266.54      2,216.79      1529.84
  OCBC 30                    362.48        464.37       452.56        638.53       552.07       585.17        584.62       493.78
  DBS 50                     434.40        432.22       420.26        623.22       534.25       560.98        555.09       467.44
  SESDAQ Index                69.36         61.74        53.17        154.15        80.30       100.26         92.35        62.95



TRADING

     Trading on the SES is conducted through a computerized book based system to convey bid and offer prices for securities affected by changes in book entries in securities accounts that shareholders maintain with the Central Depositary Pte Ltd., the SES' automated electronic central depositary. Trades are then effected on a matched basis between buyers and sellers. Payment is against delivery, and must be settled within 5 business days of the transaction. Brokerage commission is on a sliding scale, starting at 1.00% for bargains of less than $250,000, and falling gradually to 0.30% for those above S$1,500,000. Brokerage on the CLOB International is negotiable subject to a minimum of 0.5%. In addition, trades are subject to a transaction levy of 0.5% payable to the SES, subject to a maximum of S$100. Finally, the Singaporean government charges a stamp duty of .05% of the transaction price, and there is a Goods and Services Tax (GST) of 3% on brokerage and clearing fees.

     The SES is regulated by the Securities Industry Act of 1986 and supervised through a set of rules and regulations enforced by the 9-member Stock Exchange Committee.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
THE OFFITBANK VARIABLE INSURANCE FUND, INC.                        JULY 29, 1998


--------------------------------------------------------------------------------

                        OFFITBANK VIF-GLOBAL CONVERTIBLE FUND

--------------------------------------------------------------------------------

OFFITBANK VIF-Global Convertible Fund (the "Fund") is one of ten separate non-diversified investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. The Fund's investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities.




THE FUND MAY INVEST ALL OR A PORTION OF ITS ASSETS IN HIGH YIELD, HIGH RISK CORPORATE DEBT SECURITIES AND SOVEREIGN DEBT OBLIGATIONS WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Fund's investment objective will be achieved.
OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages approximately $10 billion in assets principally invested in global fixed income securities. The address of the Company is 400 Bellevue Parkway, Wilmington, Delaware 19809. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.
SHARES OF THE FUND ARE SOLD ONLY TO CERTAIN LIFE INSURANCE COMPANIES (COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.
This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. This Prospectus, the Statement of Additional Information, material incorporated by reference and other information regarding the Fund is available at the Commission's Website (http://www.sec.gov).



INVESTORS ARE ADVISED THAT (i) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (ii) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                WHAT YOU NEED TO KNOW
                                ---------------------


Highlights. . . . . . . . . . . . . . . . 2      How the Company Values Its Shares . . . . . . . . .20
The Company . . . . . . . . . . . . . . . 3      How Distributions are Made: Tax Information . . . .21
Investment Objective and Policies . . . . 3      Shareholder Communications. . . . . . . . . . . . .21
Investment Policies and Techniques. . . . 4      Performance Information . . . . . . . . . . . . . .22
Special Risk Considerations . . . . . . . 9      Counsel and Independent Accountants . . . . . . . .22
Limiting Investment Risks . . . . . . . .19      Appendix A  . . . . . . . . . . . . . . . . . . . A-1
Management. . . . . . . . . . . . . . . .19
About Your Investment . . . . . . . . . .20

                                     HIGHLIGHTS

INTRODUCTION
OFFITBANK VIF-Global Convertible Fund (the "Fund") is one of ten separate investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") an open-end, management investment company. The Fund's investment objective is to seek high current income with capital appreciation as a secondary objective.



FUND MANAGEMENT
OFFITBANK, a New York State chartered trust company serves as the Fund's
Adviser.



SHARES OF THE FUND
Shares of the Fund are sold only to certain life insurance companies (collectively, "Participating Companies") and their separate accounts (collectively, the "Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") to be offered by the Participating Companies. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract and Policy owners ("Contract Owners" or "Policy Owners," as appropriate). Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies.



Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request.



An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above.



A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset value. See "About Your Investment."



RISK FACTORS
Investment in the Fund is subject to certain risks, as set forth in detail under "Special Risk Considerations." The Fund invests at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. See "Investment Objective and Policies" and "Special Risk Considerations."

                                     THE COMPANY


The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the "Distributor"), the principal underwriter for the Company. The Fund is a no-load, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.


Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                          INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund may utilize many of the same investment techniques and invest in similar securities as other investment portfolios of the Company. Investors should note, however, that the Fund will invest its assets in accordance with its investment objective and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding its ability to invest in comparable instruments.


The investment objective of the Fund is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. The Fund's investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities.


In evaluating proposed investments the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. In analyzing convertible securities, the Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.

The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. See "Special Risk Considerations - Convertible Securities" below for additional information concerning traditional convertible securities and synthetic convertible securities eligible for purchase by the Fund.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Although the Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, it is expected that a majority of its assets will be invested in securities denominated in U.S. dollars, currencies of Pacific Basin countries and currencies of Western European countries and convertible into equity securities of United States, Pacific Basin or Western European corporations. To the extent the Fund acquires synthetic convertible securities, it is expected that the debt securities or preferred stock will principally be denominated in U.S. dollars, Pacific Basin currencies or Western European currencies and the warrants or options will principally be exercisable to purchase equity securities of U.S., Pacific Basin or Western European issuers.


Under normal circumstances, the Fund may invest up to 20% of its total assets in other types of securities including equity securities and nonconvertible debt securities of U.S. and non-U.S. issuers.



The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Special Risk Considerations - High Yield Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("D&P").


The Fund will generally be managed in a style similar to OFFITBANK Global Convertible Fund. This other OFFITBANK fund may, however, employ different investment practices and may invest in securities different from those in which the Fund, as its counterpart, invests, and, as such, may not have an identical portfolio or experience identical investment results.

                          INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."

STRUCTURED PRODUCTS. The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES. The Fund may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


BRADY BONDS. The Fund may invest in "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $160 billion (face amount) of Brady Bonds have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.


The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.


HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations-Hedging and Other Strategic Transactions."


LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets. See "Illiquid Securities" below.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities, consistent with its investment objective and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments - Mortgage-Related Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES. The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

SHORT SALES. The Fund may make short sales of securities "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

FUTURE DEVELOPMENTS. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES. The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

PORTFOLIO TURNOVER. The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be
sold without regard to the length of time held.   It is not anticipated that,
under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                             SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees, based on, among other things, (1) interest rate movements, (2) changes in the actual and perceived creditworthiness of the issuers of such securities, (3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances and (6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

NON-DIVERSIFIED FUND
The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

CONVERTIBLE SECURITIES
GENERAL. Under normal market circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and synthetic convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since the Fund will invest a substantial portion of its assets in the U.S. market and the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by the Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations. Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, I.E., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or

NASDAQ listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.


A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "Hedging and Other Strategic Transactions" below for a discussion of call options and stock index call options.


A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed-income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

FOREIGN SECURITIES
The Fund may be invested in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may make, and investment techniques in which they may engage, involve risks, including those set forth below.


SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the Fund will invest may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (1) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies and terrorist activities; (4) hostile relations with neighboring countries; and
(5) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.


Individual foreign economies in general may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchases by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries (such as Mexico) invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

CURRENCY FLUCTUATIONS. Because the Fund may invest a portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in emerging markets in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission (the "Commission") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities
markets.   Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" below.


FOREIGN TAXES. The Fund's investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. For more information about tax risks related to the Fund, see "How Distributions are Made: Tax Information" below and "Additional Information Concerning Taxes" in the Statement of Additional Information.


HIGH YIELD SECURITIES
GENERAL. The Fund may invest all or a portion of its total assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.
Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities" above.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and
foreign currencies, and related options transactions.   The Fund also may enter
into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.


A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objective and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Portfolio Instruments and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.


IN GENERAL. Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.


The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.


RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by:

(1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub- custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.


Over-the-counter ("OTC") options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.


In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.
Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, do not properly process and calculate date-related information. The Fund's service providers are taking the measures necessary to provide reasonable assurance to the Fund that their systems will be able to process year 2000 data. However, there can be no assurance that these measures will be adequate to avoid a service disruption or any adverse impact on the Fund or its shareholders.

                              LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

          1. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          2. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

          3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares.
If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                      MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .90% of the Fund's average daily net assets.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages approximately $10 billion in assets and serves as investment adviser to twenty-one other registered investment companies (or portfolios thereof). The principal address of the Adviser is 520 Madison Avenue, New York, New York 10022.

PORTFOLIO MANAGER. Dr. Wallace Mathai-Davis will serve as the portfolio manager
for the Fund.    Dr. Mathai-Davis is a Managing Director of the Adviser and has
been associated with the Adviser since 1986.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN
PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp., serves as the Company's administrator. PFPC also provides transfer agency and dividend disbursing services to the Company. The Bank of New York serves as Custodian of the assets of the Fund. PFPC is entitled to an annual fee calculated daily and paid monthly which will not exceed .125% of aggregate average daily net assets of the Company as compensation for its services as administrator. The principal address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.

FUND EXPENSES
In addition to the fees described above with respect to the Investment Advisory Agreement, the Fund will be responsible for expenses relating to administration, transfer agency, custody, legal, audit and accounting, directors fees and other miscellaneous expenses pursuant to written agreements with such service providers or otherwise. Such expenses are subject to waiver by the relevant service provider or reimbursement by the Adviser or Administrator.

                                ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business.
The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                          HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                     HOW DISTRIBUTIONS ARE MADE:  TAX INFORMATION

DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income annually and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS
The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the Accounts.

Shares of the Fund must be purchased through Policies or Contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a Policy or Contract. The Fund is managed without regard to tax ramifications. Withdrawals from Contracts or Policies may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative, administrative or judicial action. As the foregoing discussion is for general information only, a prospective investor should also review the more detailed discussion of federal income tax considerations that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE ACCOUNT OR POLICY PROSPECTUS.

                              SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                               PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, KIPLINGER'S, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

THE FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                         COUNSEL AND INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. PricewaterhouseCoopers LLP serves as the independent accountants to the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                                      APPENDIX A
                                       RATINGS

The following is a description of certain ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.

COMMERCIAL PAPER RATINGS

          A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of D&P for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.

                              400 Bellevue Parkway
                           Wilmington, Delaware  19809
                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 29, 1998

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of ten portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are DJG Value Equity Fund (the "Value Equity Fund"), OFFITBANK VIF-U.S. Government Securities Fund ("U.S. Government Fund") , OFFITBANK VIF-U.S. Small Cap Fund ("U.S. Small Cap Fund"), OFFITBANK VIF-High Yield Fund ("High Yield Fund"), OFFITBANK VIF-Emerging Markets Fund ("Emerging Markets Fund"), OFFITBANK VIF-Global Convertible Fund ("Global Convertible Fund"), OFFITBANK VIF-Total Return Fund ("Total Return Fund"), OFFITBANK VIF-Latin America Equity Fund (the "Latin America Equity Fund"), OFFITBANK VIF-CVO Greater China Fund (the "Greater China Fund") and OFFITBANK VIF-Mortgage Securities Fund (the "Mortgage Securities Fund").

This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of the following portfolios only: Value Equity Fund, U.S. Government Fund, U.S. Small Cap Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund, Global Convertible Fund, Total Return Fund, Latin America Equity Fund and Mortgage Securities Fund are advised by OFFITBANK. OFFITBANK has retained Rockefeller & Co., Inc. ("Rockefeller & Co.") as Sub-Adviser to the U.S. Small Cap Fund. The Value Equity Fund is advised by David J. Greene & Company, LLC ("DJ Greene"). The Greater China Fund is advised by CVO Greater China Partners, L.P. As used herein, the term "Adviser" shall mean, with respect to each Fund, the entity responsible for portfolio management.

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering each Fund. Any reference to the "Prospectus" in this Statement of Additional Information is a reference to the Prospectus or Prospectuses offering a Fund or Funds to which this Statement pertains. In each instance, the specific Prospectus or Prospectuses referred to are referenced by the surrounding text, which identifies a specific Fund or Funds.

This Statement of Additional Information is NOT a prospectus and is only authorized for distribution when preceded or accompanied by an effective Prospectus. Copies of each Prospectus may be obtained by an investor without charge by writing or calling the Company at the address and telephone number set forth above.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
   AND TECHNIQUES. . . . . . . . . . . . . . . . . . . . . . . . . .     3
ADDITIONAL RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . .  17
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . .  20
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . .  21
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . .  30
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .  32
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . .  32
PERFORMANCE CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . .  32
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . .  34
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .  35
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .  36
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  39
--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                                   TECHNIQUES

Information concerning each Fund's investment objective is set forth in each fund's Prospectus under the heading "Investment Objectives and Policies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK, DJ Greene, or Rockefeller & Co., as the case may be, based on guidelines established by the Company's Board of Directors, present minimal credit risks. The relevant Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, each Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, if and to the extent authorized to do so, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

CREDIT SUPPORT. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

MORTGAGE-BACKED SECURITIES

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). If and to the extent authorized to do so, each Fund may invest in CMOs. CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.
In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). If and to the extent authorized to do so, each Fund may invest in SMBS. SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, each Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, if and to the extent authorized to do so, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Each Fund may make loans which are short-term (nine months or less) or long-term. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has the right to call each loan and obtain the securities on five business days' notice. To the extent applicable, each Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

As stated in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by each Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by each Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

With the exception of the U.S. Small Cap Fund, the Funds will not purchase securities which the relevant Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of each Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to each Fund's investments, the effect may be to reduce the income received by each Fund on such investments.

CONVERTIBLE SECURITIES

GENERAL. Under normal market circumstances, each Fund may invest in convertible securities (the U.S. Small Cap Fund will limit its investment to up to 10% of its total assets in such securities and the U.S. Government Fund may invest only in convertible securities rated AAA). Set forth below is additional information concerning convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since each Fund's investments are expected to be primarily in the U.S. market or the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by each Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. Each Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

As described in the Prospectus under "Special Risk Considerations - Hedging and Other Strategic Transactions," each Fund may enter into transactions in options, futures, and forward contracts on a variety of instruments and indexes, in order to hedge various market risks and/or in the case of Funds other than the U.S. Small Cap Fund, to manage the effective maturity or duration of debt instruments held by a Fund. In addition, the Value Equity Fund may enter into transactions to seek to increase a Fund's income or gain. The U.S. Government Fund currently intends to pursue such transactions only to hedge its exposure to foreign currencies versus the U.S. dollar. The discussion below supplements the discussion in each Fund's Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid. If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the

OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, each Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, each Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, each Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". Each Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

Except as provided in its Prospectus, each Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

If and to the extent authorized to do so, a Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described in the Prospectus under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

If and to the extent authorized to do so, each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

If and to the extent authorized to do so, each Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars. Each Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

A Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, each Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                         ADDITIONAL RISK CONSIDERATIONS

POLITICAL AND ECONOMIC RISKS

Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

FOREIGN INVESTMENT RESTRICTIONS

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as each of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of such Fund's assets, though the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

NON-U.S. WITHHOLDING TAXES

If and to the extent a Fund is authorized to invest in securities of foreign issuers, the Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes".

ILLIQUID SECURITIES

If and to the extent authorized to do so, each Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The relevant Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trading in the security; (2) the number of dealers who make quotes for the security; (3) the number of dealers who have undertaken to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The relevant Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.

                             INVESTMENT LIMITATIONS

In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

     (1) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     (2) make loans, except that a Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and (d) enter into repurchase agreements with respect to portfolio securities;

     (3) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (4) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (5) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

     (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

     (7) sell securities short (except for short positions in a futures contract or forward contract);

     (8) invest for the purpose of exercising control over management of any company;

     (9) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (10) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (11) invest in stock or bond futures and/or options on futures unless not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

     (12) invest in puts, calls straddles or spreads, except as described in
          (11) above.

With respect to the U.S. Government Fund, the U.S. Government Fund has adopted the following fundamental investment restriction: the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Note that each of the Funds is also subject to this fundamental restriction as described under "Limiting Investment Risks" in each such Funds' Prospectus.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Investment restrictions (1) through (5) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as described under "General Information-Capital Stock". Restrictions (7) through (12) are nonfundamental policies of each Fund, and may be changed by a vote of the Company's Board of Directors.

                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

The principal occupations of the directors and executive officers of the Company for the past five years are listed below.


NAME, ADDRESS AND AGE       POSITION(S)          PRINCIPAL
---------------------       HELD WITH            OCCUPATION(S)
                            THE COMPANY          PAST 5 YEARS
                            -----------          ------------
Morris W. Offit, 61*        Chairman of the      President and Director,
OFFITBANK                   Board, President     OFFITBANK (1983 - present);
520 Madison Avenue          and Director         Chairman of the Board,
New York, NY  10022                              President and Director of The
                                                 OFFITBANK Investment Fund,
                                                 Inc.; Chairman of the Board,
                                                 President and Director of CVO
                                                 Greater China Fund, Inc.

Edward J. Landau, 70        Director             Member, Lowenthal, Landau
Lowenthal, Landau,                               Fischer & Bring, P.C. (1960 -
Fischer & Bring, P.C.                            present); Director, Revlon
250 Park Avenue                                  Group Inc. (cosmetics), Revlon
New York, NY 10177                               Consumer Products Inc.
                                                 (cosmetics), Pittsburgh
                                                 Annealing Box (metal
                                                 fabricating) and Clad Metals
                                                 Inc. (cookware).

The Very Reverend           Director             Retired, formerly Dean of
James Parks Morton, 58                           Cathedral of St. John the
Cathedral of St. John                            Divine (1972 - 1996)
the Divine
1047 Madison Avenue
New York, NY  10025

Wallace Mathai-Davis, 53    Secretary and        Managing Director, OFFITBANK
OFFITBANK                   Treasurer            (1986 - present).  Secretary
520 Madison Avenue                               and Treasurer of The OFFITBANK
New York, NY  10022                              Investment Fund, Inc.

Stephen Brent Wells, 53     Assistant            Managing Director, OFFITBANK
OFFITBANK                   Treasurer            (1994 - present); General
520 Madison Avenue                               Counsel, Gabelli Funds, Inc.
New York, NY  10022                              (1993 - 1994); General Counsel
                                                 and President, Funds Group,
                                                 Goldman Sachs Asset Management
                                                 (1989 - 1993)

Vincent M. Rella, 45        Assistant            Managing Director, OFFITBANK
OFFITBANK                   Treasurer            (1997 to present); Controller,
520 Madison Avenue                               OFFITBANK
New York, NY  10022                              (1986 - present)


                                       22

Stephen M. Wynne, 43        Assistant       Chairman of PFPC Trustee &
PFPC Inc.                   Treasurer       Custodial Services Ltd. (since
400 Bellevue Parkway                        1995); Executive Vice President
Wilmington, DE 19809                        and Chief Accounting Officer
                                            (since 1993) and Senior Vice
                                            President and Chief Accounting
                                            Officer (from 1991 to 1993) of
                                            PFPC Inc.; Executive Vice
                                            President (from 1993 to 1995) of
                                            PFPC International.

David D. Marky, 32          Assistant       Vice President and Director of
PFPC Inc.                   Treasurer       Accounting (since 1996) of PFPC
103 Bellevue Parkway                        Inc.; Assistant Vice President
Wilmington, DE  19809                       and Accounting Conversion Manager
                                            (since 1992) of PFPC Inc.

Gary M. Gardner, 47         Assistant       Chief Counsel (since 1994) of
PFPC Inc.                   Secretary       PFPC Inc.; Associate General
400 Bellevue Parkway                        Counsel (from 1992 to 1994) of
Wilmington, DE 19809                        The Boston Company, Inc.


David C. Lebisky, 26        Assistant       Regulatory Administrator (since
PFPC Inc.                   Secretary       1996) of PFPC Inc.;  Legal
400 Bellevue Parkway                        Assistant(1994 to 1996) with the
Wilmington, DE  19809                       law firm of Drinker Biddle &
                                            Reath; BA Candidate (1990 to
                                            1994) LaSalle University.

-------------------
*"Interested person" as defined in the 1940 Act.

The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                         ESTIMATED DIRECTOR COMPENSATION
                            (FOR CALENDAR YEAR 1998)

                                                                      TOTAL
                                   PENSION OR                     COMPENSATION
                                   RETIREMENT                         FROM
                    AGGREGATE       BENEFITS        ESTIMATED    REGISTRANT AND
                  COMPENSATION     ACCRUED AS        ANNUAL       FUND COMPLEX*
                      FROM        PART OF FUND    BENEFITS UPON      PAID TO
 NAME OF PERSON    REGISTRANT       EXPENSES       RETIREMENT       DIRECTORS
 --------------    ----------       --------       ----------       ---------
 Morris W. Offit       $0              0               N/A              $0

 Edward J. Landau      $5,500          0               N/A              $28,500

 The Very Reverend     $5,500          0               N/A              $28,500
 James Parks Morton

* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.

INVESTMENT ADVISER

U.S. SMALL CAP FUND, U.S. GOVERNMENT FUND, HIGH YIELD FUND, EMERGING MARKETS FUND AND GLOBAL CONVERTIBLE FUND

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser") for the U.S. Small Cap Fund, U.S. Government Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, except in the case of the U.S. Small Cap Fund, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of 1.00% of U.S. Small Cap Fund's average daily net assets, 0.40% of U.S. Government Fund's average daily net assets 0.85% of the first

$200,000,000 and 0.75% on amounts in excess thereof of VIF-High Yield Fund's average daily net assets, 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of VIF-Emerging Markets Fund's average daily net assets and 0.90% of VIF-Global Convertible Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived. For the fiscal year ended March 31, 1998, the Adviser earned fees of $239,489 and waived fees of $77,746 for the High Yield Fund, and earned and waived fees of $49,468 and $10,796 for the Emerging Markets and Small Cap Funds, respectively. For the period ended March 31, 1997, the Adviser earned and waived fees of $76,943 and $13,449 for the High Yield and Emerging Markets Funds, respectively.

The Advisory Agreement was approved by the Company's Board of Directors for an initial two year period and, unless sooner terminated, the Advisory Agreement will continue in effect as to a particular Fund for consecutive one year terms thereafter, provided such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information-Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

VALUE EQUITY FUND

David J. Greene & Company, LLC ("DJ Greene") is responsible for managing the investment portfolio of the Value Equity Fund. DJ Greene is a registered investment adviser under the 1940 Act and a member of the New York Stock Exchange. The advisory agreement (the "DJ Greene Agreement") between DJ Greene and the Company provides that DJ Greene shall manage the investment operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the DJ Greene Agreement, DJ Greene manages the Company's Value Equity Fund, directs purchases and sales of the portfolio securities for the Value Equity Fund and reports regularly thereon to the Company's officers and directors. The Company bears all other costs of its operations.

DJ Greene is an investment adviser and broker-dealer registered with the SEC and the NASD. The Firm is located at 599 Lexington Avenue, New York, N.Y. 10022.
As of June 30, 1998, DJ Greene had investment management authority with respect to approximately $2 billion of assets for pension, profit sharing, endowment and individual accounts. DJ Greene consists of fifteen principals and a staff of twenty-three professional and support persons, all of whom devote their full
time to the business.   DJ Greene specializes in equity management with a value
style orientation.

For its services under the Advisory Agreement, DJ Greene receives an advisory fee. The fee is payable monthly at an annual rate of .80% of the Value Equity Fund's average daily net assets. DJ Greene may waive all or part of its fee from time to time in order to increase the Value Equity Fund's net investment income available for distribution to shareholders. The Value Equity Fund will not be required to reimburse DJ Greene for any advisory fees waived. For the fiscal year ended March 31, 1998, DJ Greene earned and waived fees of $10,934.

The DJ Greene Agreement was approved by the Company's Board of Directors for an initial two year period. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Company from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information" - Capital Stock") of the outstanding shares of the Value Equity Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes case in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or DJ Greene on 60 days' written notice and will terminate immediately in the event of its assignment.

SUB-ADVISER - U.S. SMALL CAP FUND

Rockefeller & Co., Inc. subject to the review and overall supervision of the Adviser, is responsible for managing the investment portfolio of the U.S. Small
Cap Fund.   Rockefeller & Co. is a registered investment adviser under the
Investment Advisers Act of 1940. Its earliest predecessor was established in the 19th century for the benefit of John D. Rockefeller and his family. Today, Rockefeller & Co. is a private investment advisory and management firm that serves the needs of the Rockefeller family and those of a small number of other persons and institutions. As of June 30, 1998, Rockefeller & Co. managed approximately $4.3 billion in assets. Rockefeller & Co., with offices at 30 Rockefeller Plaza, New York, New York 10112, is a wholly-owned subsidiary of Rockefeller Financial Services, Inc., all of the voting shares of which are owned by the Rockefeller Family Trust. The Rockefeller Family Trust was established in 1979, primarily for the benefit of the grandchildren of John D. Rockefeller, Jr. and their descendants. The grantors of the trust property are the senior members of the Rockefeller Family. In 1980, Rockefeller & Co. was registered as an investment adviser and commenced providing management services to non-Rockefeller Family clients. Rockefeller & Co. provides comprehensive investment management services in the global equity and fixed-income markets.
It allocates capital to asset classes with superior investment return potential, commensurate with the overall financial objectives and risk tolerances of its clients. Each asset class employed is managed by a specialized investment unit with dedicated investment and research professionals suited to its particular asset class or geographic region. Rockefeller & Co. is located in New York City.

Rockefeller & Co. has been retained to provide sub-advisory services to the U.S. Small Cap Fund pursuant to an agreement between Rockefeller & Co. and OFFITBANK (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, OFFITBANK has delegated to Rockefeller & Co. the authority and responsibility to make and execute portfolio investment decisions for the U.S. Small Cap Fund within the framework of the U.S. Small Cap Fund's investment objectives, policies and restrictions, and subject to review by OFFITBANK and the Board of Directors of the Company. The Sub-Advisory Agreement provides that OFFITBANK, and not the U.S. Small Cap Fund will pay to Rockefeller & Co. monthly compensation based on the average daily net assets of the U.S. Small Cap Fund at the annual rate of 1.00%. For the fiscal year ended March 31, 1998, OFFITBANK earned and waived fees of $10,976 with respect to the U.S. Small Cap Fund. Accordingly, Rockefeller & Co. received no fees for the fiscal year ended March 31, 1998.

The Sub-Advisory Agreement, dated September 3, 1996, was approved by the Fund's Directors on July 17, 1996. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the Fund or Rockefeller & Co. at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the 1940 Act or upon termination of the Advisory Agreement. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect for an initial two year period, and from year to year thereafter only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Fund, provided, that in either event, such continuance is also approved by the vote of the majority of the Directors who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser, DJ Greene or Rockefeller & Co. were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares.

The Distribution Agreement will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the Agreement ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Distribution Agreement, the Directors must determine that the Agreement is in the best interest of the shareholders of the Fund. There is no fee payable under the Distribution Agreement.

ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES

PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK, DJ Greene, Rockefeller & Co. or by The Chase Manhattan Bank, N.A. ("Chase") or The Bank of New York ("BONY") in their capacity as custodians of the Company. PFPC has no role in determining the investment polices of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to approximately .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

From January 1, 1997 to June 1, 1998, BISYS Fund Service Limited Partnership ("BISYS") served as the Company's administrator. Prior to January 1, 1997, Furman Selz LLC ("Furman Selz") served as the Company's administrator. Pursuant to an administration agreement with the Company, for the fiscal year ended March 31, 1998, BISYS was entitled to fees of $42,263 and waived fees of $23,302 for the High Yield Fund and earned and waived fees of $8,245, $2,050 and $1,619 for the Emerging Markets, Value Equity and U.S. Small Cap Funds, respectively. Pursuant to a fund accounting agreement with the Company, for the fiscal year ended March 31, 1998, BISYS also earned fees of $32,308, $30,000, $30,154 and $30,685 for the High Yield, Emerging Markets, Value Equity and U.S. Small Cap Funds, respectively. From January 1, 1997 to March 31, 1997, BISYS earned administrative services fees and fund accounting fees, amounting to $6,868 and $7,500, respectively, for the High Yield Fund and $1,236 and $7,500, respectively, for the Emerging Markets Fund. During the same period, BISYS waived the administrative service fees for each Fund. Pursuant to an administration agreement with the Company, for the period from April 1, 1996 to December 31, 1996, Furman Selz earned and waived fees of $6,710 for the High Yield Fund and for the period from August 26, 1996 to December 31, 1996, earned and waived fees of $1,005 for the Emerging Markets Fund. For its accounting services, Furman Selz earned fees of $22,500 with respect to the High Yield Fund for the period April 1, 1996 to December 31, 1996 and $7,500 with respect to the Emerging Markets Fund for the period August 26, 1996 to December 31, 1996.

PFPC also serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, PFPC has agreed, among other things, to: (1) process shareholder purchase and redemption orders; (2) issue periodic statements to shareholders; (3) process transfers, exchanges and dividend payments; and (4) maintain all shareholder records for each account in the Company. From January 1, 1997 to June 1, 1998, BISYS Fund Services Limited Partnership ("BISYS") served as the Company's transfer agent. Prior to January 1, 1997 Furman Selz served as the Company's transfer agent.

BONY serves as the Company's custodian, with respect to all Funds, other than the Emerging Markets Fund, pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement.

BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

Chase serves as the Company's custodian, with respect to the Emerging Markets Fund only, pursuant to a custodian agreement (the "Chase Custodian Agreement") with the Company. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. Under the Chase Custodian Agreement, Chase has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and
(5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase is authorized under the Chase Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that Chase remains responsible for the performance of all of its duties under the Chase Custodian Agreement.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of each of the Funds to the organizations retained to provide services for each of the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders or total return.

Except as otherwise noted, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, except as stated below, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. DJ Greene is primarily responsible for the portfolio decisions and the placing of the portfolio transaction for the Value Equity Fund. Rockefeller & Co., however, under the supervision of the Adviser, is primarily responsible for the portfolio decisions and the placing of the portfolio transactions for the U.S. Small Cap Fund.

With respect to the U.S. Government Fund High Yield Fund, Emerging Markets Fund, Global Convertible Fund and Total Return Fund, portfolio securities normally will be purchased or sold from or to dealers at a net price, which may include dealer spreads and underwriting commissions. With respect to the U.S. Small Cap Fund, Value Equity Fund, purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser, DJ Greene and Rockefeller & Co. each generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser, DJ Greene or Rockefeller & Co., as the case may be. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser, DJ Greene and Rockefeller & Co. may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

Portfolio turnover may vary from year to year as well as within a year. The turnover rate for the High Yield Fund for the period April 1, 1996 (commencement of operations) through March 31, 1997 was 4%. The turnover rate for the Emerging Markets Fund for the period August 28, 1996 (commencement of operations) through March 31, 1997 was 96%. For the fiscal year ended March 31, 1998 the turnover rates for the High Yield, Emerging Markets, Value Equity and U.S. Small Cap Funds were 32%, 53%, 33% and 51%, respectively.

                               PURCHASE OF SHARES

The Company reserves the right, in its sole discretion, to suspend the offering of shares of each of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

                              REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(3) for such other periods as the SEC may permit.


Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

                            PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of each of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                 n
          P (1+T)  = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:


          Aggregate Total Return = [( ERV ) - 1]
                                      ---
                                       P


In addition to total return, a Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:


                              6
          Yield = 2 [ (a-b +1)  - 1]
                       ---
                       cd

Where:    a = dividends and interest earned during the period.

              b =   expenses accrued for the period (net of reimbursements).

              c =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends.

              d =   the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The total return of the High Yield Fund for the fiscal year ended March 31, 1998 and for the period from April 1, 1996 (inception) to March 31, 1997 was 14.84% and 11.90%, respectively. The total return of the Emerging Markets Fund for the fiscal year ended March 31, 1998 and for the period from August 28, 1996 (inception) to March 31, 1997 was 11.26% and 8.29%, respectively. The total return of the Value Equity and U.S. Small Cap Funds for the period from April 11, 1997 (inception) to March 31, 1998 was 49.40% and 41.40%, respectively.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES and U.S.A. TODAY.

Performance information presented for each of the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Fund's Prospectuses and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if a Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from a Fund are not currently taxable when left to accumulate within a variable annuity contact or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectuses used in connection with the issuance of the particular contract or policy.

                        DETERMINATION OF NET ASSET VALUE

The Company values the shares of each Fund daily on each day the New York Stock Exchange (the "NYSE") is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Reverend Martin Luther King, Jr.'s Day, President's Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company determines net asset value as of the close of the NYSE. However, equity options held by a Fund are priced as of the close of trading at 4:10 p.m, and futures on U.S. government securities and index options held by a Fund are priced as of their close of trading at 4:15 p.m.

Each Fund determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Directors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sales price on or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market. All other securities and assets are valued at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Company's Board of Directors.

If any securities held by a Fund are restricted as to resale, their fair value will be determined in good faith by, or under procedures established by, the Company's Board of Directors. The Directors periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

To the extent a Fund invests in foreign securities, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events which affect the values of such securities (and, with respect to foreign securities, the value of the currency in which the security is denominated) may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by, or under procedures established by, the Company's Board of Directors. Similarly, market movements can occur with respect to foreign securities on days on which an investor does not have access to the Fund.

                               GENERAL INFORMATION

CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent accountants for the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to each of the Funds.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

As of June 30, 1998, the Trustees and officers of the Company in the aggregate owned less than 1% of the outstanding shares of any of the Portfolios. Also, as of that date, the shareholders listed below owned of record more than five percent of the following Portfolios:

                                                 Shares of           % of
                Shareholder                   Portfolio Owned   Portfolio Owned
                -----------                   ---------------   ---------------
 EMERGING MARKETS FUND:
 CM Life                                          532,309             86%
 c/o Continuum
 301 West 11th Street
 Kansas City, MO  64105-1634

 Security Equity Life Insurance Company           86,918              14%
 84 Business Park Drive
 Armonk, NY  10504-1711

 HIGH YIELD FUND:
 CM Life                                         2,896,017            72%
 c/o Continuum
 301 West 11th Street
 Kansas City, MO  64105-1634

 Security Equity Life Insurance Company          1,124,295            28%
 84 Business Park Drive
 Armonk, NY  10504-1711

 DJG VALUE EQUITY FUND:
 Security Equity Life Insurance Company           144,118            100%
 84 Business Park Drive
 Armonk, NY  10504-1711

 U.S. SMALL CAP FUND:
 Security Equity Life Insurance Company           107,980            100%*
 84 Business Park Drive
 Armonk, NY  10504-1711

----------------

*  May be deemed to "control" the Fund as that term is defined under the 1940
Act.

                              FINANCIAL STATEMENTS

The audited financial statements for the Company and the notes thereto for the fiscal year ended March 31, 1998 are incorporated herein by reference to the Company's Annual Report to Shareholders dated March 31, 1998. The March 31, 1998 financial statements are incorporated herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting. Additional copies of the Annual Report may be obtained at no charge by telephoning the Company at the telephone number appearing on the front page of this Statement of Additional Information.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.


                                 400 Bellevue Parkway
                             Wilmington, Delaware  19809
                                    (800) 618-9510


                         STATEMENT OF ADDITIONAL INFORMATION


                                    July 29, 1998


The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of ten portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, OFFITBANK - DJG Value Equity Fund, OFFITBANK VIF-U.S. Government Securities Fund, OFFITBANK VIF-U.S. Small Cap Fund, OFFITBANK VIF-Global Convertible Fund Income Fund, OFFITBANK VIF-Total Return Fund, OFFITBANK VIF-Latin America Equity Fund, OFFITBANK VIF-CVO Greater China Fund, and OFFITBANK VIF-Mortgage Securities Fund. This Statement of Additional Information sets forth information about the Company applicable to the following portfolios only: OFFITBANK VIF-Latin America Equity Fund, OFFITBANK VIF-CVO Greater China Fund, and OFFITBANK VIF-Mortgage Securities Fund (individually, a "Fund", and collectively, the "Funds").

This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Company's Prospectus dated July 29, 1998 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Company at the address and telephone number set forth above.

                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
    AND TECHNIQUES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
ADDITIONAL RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . 16
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
PERFORMANCE CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 27
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . . 29
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . 32
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                                      TECHNIQUES

The OFFITBANK VIF-Latin America Equity Fund's primary investment objective is capital appreciation. A secondary investment objective of the Fund is current income. The Fund will seek to achieve its objective by investing primarily in equity securities of Latin American issuers.

The OFFITBANK VIF-Mortgage Securities Fund's primary investment objective is to maximize total return from a combination of current income and capital appreciation. The Fund will seek to achieve its objective by investing at least 80% of the value of its assets in investment grade or comparable mortgage-related securities issued by the U.S. Government, its agencies and instrumentalities, by private entities in the U.S., and by foreign governments and governmental and private entities.

The OFFITBANK VIF-CVO Greater China Fund's investment objective is to achieve capital appreciation and income generation. The Fund will seek to achieve its objective by investing primarily in publicly-traded equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China, Hong Kong, Taiwan and Singapore (collectively, the "Greater China Region").

There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in each Fund's Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in the Prospectus.

REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. A Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the investment adviser of the Fund (the "Adviser") based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser to each Fund will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, a Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into reverse repurchase agreements as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

DOLLAR ROLL TRANSACTIONS

If and to the extent authorized to do so, in order to enhance portfolio returns and manage prepayment risks, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

CREDIT SUPPORT. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

MORTGAGE-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that represent participations in, or are secured by and payable from, loans secured by real property.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.
In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor. Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an

American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, such Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS

If and to the extent authorized to do so, warrants or rights may be acquired by each Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, the Mortgage Securities Fund and the Latin America Equity Fund may make secured loans of portfolio securities amounting to not more than 30% of each Fund's total assets. The CVO Greater China Fund may make secured loans of portfolio securities amounting to not more than 1/3 of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. Opportunities to engage in the lending of equity securities listed in Greater China Region securities markets are restricted. For example, Hong Kong permits such lending subject to a 14 day limit on the lending period. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, a Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Subject to the investment limitations described in the Prospectus, bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by the Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

A Fund will not purchase securities which the Adviser to the Fund believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

BORROWING

Each Fund is authorized to borrow money from banks for temporary or emergency purposes, denominated in any currency in an amount up to 10% of its total assets (including the amount borrowed).

HEDGING AND OTHER STRATEGIC TRANSACTIONS

As described in the Prospectus under "Special Risk Considerations - Hedging and Other Strategic Transactions," each Fund may enter into transactions in options, futures, and forward contracts on a variety of instruments and indexes, in order to hedge various market risks, to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain. The discussion below supplements the discussion in the Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, each Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, each Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

A Fund will not enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, each Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

Except as provided in the Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described in the Prospectus.

COMBINED TRANSACTIONS

If and to the extent authorized to do so, each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

If and to the extent authorized to do so, each Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Provided the contract so permits, the Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. No Fund will enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

Each Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, each Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                            ADDITIONAL RISK CONSIDERATIONS

POLITICAL AND ECONOMIC RISKS

Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

FOREIGN INVESTMENT RESTRICTIONS

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition. some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of any Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of such Fund's assets, though the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

NON-U.S. WITHHOLDING TAXES

A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes".

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. See "Special Risks of Certain Fund Investments" in the Prospectus. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser to each Fund will monitor the liquidity of securities in that Fund's portfolio and report periodically on such decisions to the Board of Directors.

                                INVESTMENT LIMITATIONS

In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

          (1) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

          (2) make loans, except that the Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and (d) enter into repurchase agreements with respect to portfolio securities;

          (3) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (4) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (5) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization;

          (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; the Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

          (7) sell securities short (except for short positions in a futures contract or forward contract or short positions in stocks owned by the Fund);

          (8) invest for the purpose of exercising control over management of any company;

          (9) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

          (10) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

          (11) invest in stock or bond futures and/or options on futures unless not more than 5% of the Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

          (12) invest in puts, calls straddles or spreads, except as described in (11) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Investment restrictions (1) through (5) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "General Information-Capital Stock". Restrictions (7) through (12) are nonfundamental policies of the Fund, and may be changed by a vote of the Company's Board of Directors.

                               MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

The principal occupations of the directors and executive officers of the Company for the past five years are listed below.


                           POSITION(s)             PRINCIPAL
                           HELD WITH               OCCUPATION(s)
NAME, ADDRESS AND AGE      THE COMPANY             PAST 5 YEARS
---------------------      -----------             ------------
Morris W. Offit, 61*       Chairman of the         President and Director,
OFFITBANK                  Board, President and    OFFITBANK (1983 -
520 Madison Avenue         Director                present).  Chairman of
New York, NY  10022                                the Board, President and
                                                   Director of The OFFITBANK
                                                   Investment Fund, Inc.

Edward J. Landau, 70       Director                Member, Lowenthal, Landau
Lowenthal, Landau,                                 Fischer & Bring, P.C.
Fischer & Bring, P.C.                              (1960 - present);
250 Park Avenue                                    Director, Revlon Group
New York, NY 10177                                 Inc. (cosmetics), Revlon
                                                   Consumer Products Inc.
                                                   (cosmetics), Pittsburgh
                                                   Annealing Box (metal
                                                   fabricating) and Clad
                                                   Metals Inc. (cookware).

The Very Reverend          Director                Retired, formerly Dean of
James Parks Morton, 58                             Cathedral of St. John the
Cathedral of St. John                              Divine (1972 - 1996)
the Divine
1047 Madison Avenue
New York, NY  10025

Wallace Mathai-Davis, 53   Secretary and           Managing Director, OFFITBANK
OFFITBANK                  Treasurer               (1986 -present). Secretary
520 Madison Avenue                                 and Treasurer of The
New York, NY  10022                                OFFITBANK Investment Fund,
                                                   Inc.

Stephen Brent Wells, 53    Assistant Treasurer     Managing Director,
OFFITBANK                                          OFFITBANK (1994 -
520 Madison Avenue                                 present); General
New York, NY  10022                                Counsel, Gabelli Funds,
                                                   Inc. (1993 - 1994);
                                                   General Counsel and
                                                   President, Funds Group,
                                                   Goldman Sachs Asset
                                                   Management (1989 - 1993)

                                          20

Vincent M. Rella, 45       Assistant Treasurer     Managing Director,
OFFITBANK                                          OFFITBANK (1997 to
520 Madison Avenue                                 present); Controller,
New York, NY  10022                                OFFITBANK
                                                   (1986 - present)

Stephen M. Wynne, 43       Assistant Treasurer     Chairman of PFPC Trustee
PFPC Inc.                                          & Custodial Services Ltd.
400 Bellevue Parkway                               (since 1995); Executive
Wilmington, DE  19809                              Vice President and Chief
                                                   Accounting Officer (since
                                                   1993) and Senior Vice
                                                   President and Chief
                                                   Accounting Officer (from
                                                   1991 to 1993) of PFPC
                                                   Inc.; Executive Vice
                                                   President (from 1993 to
                                                   1995) of PFPC
                                                   International.

David D. Marky, 32         Assistant Treasurer     Vice President and
PFPC Inc.                                          Director of Accounting
103 Bellevue Parkway                               g(since 1996) of PFPC
Wilmington, DE  19809                              Inc., Assistant Vice
                                                   President and Accounting
                                                   Conversion Manager (since
                                                   1992) of PFPC Inc.


Gary M. Gardner, 47        Assistant Secretary     Chief Counsel (since
PFPC Inc.                                          1994) of PFPC Inc.;
400 Bellevue Parkway                               Associate General Counsel
Wilmington, DE  19809                              (from 1992 to 1994) of
                                                   The Boston Company, Inc.

David C. Lebisky, 26       Assistant Secretary     Regulatory Administrator
PFPC Inc.                                          (since 1996) of PFPC
400 Bellevue Parkway                               Inc.; Legal Assistant
Wilmington, DE  19809                              (1994 to 1996) with the
                                                   law firm of Drinker
                                                   Biddle & Reath; BA
                                                   Candidate (1990 to 1994)
                                                   Lasalle University.

---------------------
*    "Interested person" as defined in the 1940 Act.

The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                           ESTIMATED DIRECTOR COMPENSATION
                               (FOR CALENDAR YEAR 1998)

                                                                                            TOTAL
                                                  PENSION OR                            COMPENSATION
                                                  RETIREMENT                           FROM REGISTRANT
                                AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL        AND FUND
                               COMPENSATION     AS PART OF FUND     BENEFITS UPON     COMPLEX* PAID TO
NAME OF PERSON               FROM REGISTRANT       EXPENSES          RETIREMENT           DIRECTORS
--------------               ---------------   ----------------   ----------------    ----------------
Morris W. Offit                   $0                  0                   N/A              $0

Edward J. Landau                  $5,500              0                   N/A              $28,500

The Very Reverend James           $5,500              0                   N/A              $28,500
Parks Morton

* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.

INVESTMENT ADVISER

CVO Greater China Partners, L.P. serves as investment adviser to the OFFITBANK VIF-CVO Greater China Fund. OFFITBANK serves as investment adviser to the OFFITBANK VIF-Latin America Equity Fund and the OFFITBANK VIF-Mortgage Securities Fund. As the term is hereinafter used, "Adviser" shall refer to the investment adviser to each Fund, respectively.

OFFITBANK

OFFITBANK, a New York State chartered trust company, acts as investment adviser to OFFITBANK VIF-Latin America Equity Fund and OFFITBANK VIF-Mortgage Securities Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Funds provides that the Adviser shall manage the operations of the Funds, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Funds' investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of .90% of each Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived.

The Advisory Agreement was approved by the Company's Board of Directors for an initial two year period and, unless sooner terminated, will continue in effect with respect to a particular Fund for consecutive one year terms thereafter, provided such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information-Capital Stock") of the outstanding shares of the Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

CVO GREATER CHINA PARTNERS, L.P.

CVO Greater China Partners, L.P. provides day-to-day management of the OFFITBANK VIF- CVO Greater China Fund's portfolio and renders investment advisory services to the Fund pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement"). Subject to such policies as the Fund's Board of Directors may determine, the Adviser makes investment decisions for the Fund. The Advisory Agreement provides that as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser is a Delaware limited partnership formed in September 1994. The Adviser's key investment team consists of experienced investment professionals based in San Francisco. The Adviser's principal business is the rendering of discretionary investment management services to the Fund. The Adviser's principal business address is 520 Madison Avenue, New York, NY 10022.

CONTROL OF THE ADVISER.  The Adviser is controlled by its two general partners:
OFFITBANK Greater China, Inc., a New York corporation established in August 1994 as a wholly-owned subsidiary of OFFITBANK, a New York State chartered trust company ("OFFITBANK"), and ChinaVest Public Equities, LLC, a California limited liability corporation established in January 1995 as a wholly-owned subsidiary of ChinaVest Financial Services, Ltd., a Cayman Islands corporation ("ChinaVest Ltd.").

The ChinaVest investment management group based in Hong Kong (the "ChinaVest Group") was organized in 1985. The ChinaVest Group has ten years of experience in managing private equity investments and shares certain common control persons with ChinaVest Public Equities, LLC. The ChinaVest Group currently manages approximately $300 million in assets. The ChinaVest Group is represented by ChinaVest, Inc., whose principal business address is 160 Sansome Street, 18th Floor, San Francisco, California 94104.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department.
OFFITBANK is prohibited by
its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser were prohibited from performing the services described in any Prospectus with respect to any Fund, it is expected that the Company's Board of Directors would recommend to such Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR

OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc., with its principal office at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares.

The Distribution Agreement will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the Agreement ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Distribution Agreement, the Directors must determine that the Agreement is in the best interest of the shareholders of the Fund.

ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES

PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK, CVO Greater China Partners, L.P. or by The Bank of New York ("BONY") in its capacity as custodian of the Company. PFPC has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to approximate .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.

In addition to the services provided by PFPC to the Fund as Administrator, PFPC also provides transfer agency and dividend disbursing services to the Fund pursuant to a separate agreement.

BONY serves as the Company's custodian pursuant to a custodian agreement (the "Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning each Fund's operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian is entitled to receive such compensation from each Fund as may be agreed upon from time to time.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by each Fund to the organizations retained to provide services for the Fund may be waived from time to time in order to increase the Fund's net investment income available for distribution to shareholders.

Except as otherwise noted, OFFITBANK and PFPC pay all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution; advisory and administration fees;

charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.

                                PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                                  PURCHASE OF SHARES


The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

                                 REDEMPTION OF SHARES

The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of the Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

                               PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

            n
     P (1+T)  = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period
A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

     Aggregate Total Return = [( ERV ) - 1]
                                 ---
                                  P

In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                         6
     Yield = 2 [ (a-b +1)  - 1]
                  ---
                  cd

Where:    a =  dividends and interest earned during the period.

          b =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES and U.S.A. TODAY.

Performance information presented for a Fund should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Fund's performance and would reduce an investor's return under the annuity contract or life policy.

                       ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Funds' Prospectuses and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if a Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from a Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Fund will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of the particular contract or policy.

FOREIGN TAX CREDITS

Dividends, interest and gains received by a Fund from foreign sources may give rise to withholding and other taxes imposed by foreign countries. If a Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may make an election for U.S. Federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as taxes on income under U.S. income tax principles, as paid by its shareholders. In the absence of such an election, the Fund would deduct such foreign taxes in computing the amount of its distributable income.

ADDITIONAL TAX INFORMATION APPLICABLE TO OFFITBANK VIF-CVO GREATER CHINA FUND

TAXES IMPOSED BY CHINA

INCOME TAXES. Under the Income Tax Law of the People's Republic of China Concerning Foreign Investment Enterprises and Foreign Enterprises, which took effect on July 1, 1991, the Fund's income from dividends and profit distributions of companies in China will be subject to a 20% income tax. Pursuant to regulations issued by the State Council in 1984, the income tax rate is reduced to 10% on income received from sources in Shanghai, Shenzhen, Zhuhai, Xiamen, Shantou and the 14 special coastal port cities. Accordingly, if the "B" shares listed on the Shanghai or Shenzhen stock exchanges are issued by companies established in Shanghai, Shenzhen, Zhuhai, Xiamen, Shantou or the 14 special coastal port cities, the income tax levied on income earned by overseas investors (who have not set up offices in China) from such sources will be reduced to 10%. Effective August 1, 1993, dividends from "B" shares of companies are temporarily exempt from income tax.

Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any "B" shares are temporarily not subject to any income tax in China based on tax regulations issued in August 1993.

TRANSFER TAXES AND FEES. The acquisition or sale by the Fund of "B" shares in a Chinese company listed on the Shenzhen Stock Exchange is subject to a 0.3% stamp tax and up to a 0.7% broker's commission on both the buyer and seller. The 0.7% broker's commission will be reduced to 0.5% and 0.4%, respectively, if the transaction value exceeds RMB 500," and RMB 5,000,000, respectively. For the Shenzhen Stock Exchange, a purchaser of "B" shares is also subject to a transfer registration fee levied at 0.3% of the transaction amount of the "B" shares traded. For the Shanghai Stock Exchange, a transaction fee of 0.1% of the actual transaction amount is levied. Clearing fees are handled in accordance with the relevant regulations of the clearing bank based upon the actual amount cleared. As of August 1, 1994, bank clearance charges were approximately US$42 in Shanghai, and ranged from HK$185 to HK$625 in Shenzhen.

TAXES IMPOSED BY HONG KONG

TAXATION OF THE FUND. The Fund will be subject to Hong Kong profits tax if (i) it carries on business in Hong Kong, and (ii) its profits are derived from a Hong Kong source. Profits or capital gains derived from the sale of share or other securities of, or dividends received from, companies listed on stock exchanges outside Hong Kong are not subject to Hong Kong profits tax.

Transfers of shares of Hong Kong companies require the payment of a stamp duty of 0.3% on the amount of the transfer, comprised of a 0.15% stamp duty on the purchaser and a 0.15% stamp duty on the seller.

TAXATION OF SHAREHOLDERS. There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, for certain investors (principally share traders, financial institutions and insurance companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the rate of 16.5% for corporations and 15% for individuals as of August 1, 1994.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice.

TAXES IMPOSED BY TAIWAN

Under the Income Tax Law of Taiwan, dividend and interest income received by the Fund from sources within Taiwan will be subject to income withholding tax. The rate of withholding tax applicable to interest payments to a non-Taiwan resident recipient is 20%. The rates of withholding tax applicable to dividend payments to a non-Taiwan individual and a non-Taiwan corporate entity are 35% and 25%, respectively. However, the rate of withholding tax applicable to dividend payments to a qualified foreign institutional investor approved by the TSEC or a non-resident investor approved by the Investment Commission of the Ministry of Economic Affairs is 20%. Stock dividends are subject to an income tax which is payable on receipt or. in certain cases, on disposal of the stock dividends. Securities received as stock dividends will be treated for the purposes of the capital gains income tax described below in the same way as other securities held. Transactions in securities are not currently subject to any capital gains tax, but there can be no assurance that a capital gains tax will not be imposed in the future or that the Fund will continue to be exempt from such tax.

Profits on sales of Fund shares effected by non-resident foreigners wholly outside Taiwan will not be subject to Taiwan income tax. However, on any sale of stock effected in Taiwan, a securities transaction tax is payable by the seller of such stock at the rate of 0.3% of the transaction stock price.

TAXES IMPOSED BY SINGAPORE

The corporate income tax rate in Singapore is currently 26%. Under the Income Tax Law of Singapore, dividends received by the Fund from sources in Singapore are not subject to withholding tax, but interest received by the Fund will be subject to a 15% withholding tax.

There is no tax on capital gains. Where there is a series of transactions, the tax authorities may take the view that a business is being carried on and may attempt to assess the gains as trading profits of the corporation. However, the government of Singapore has incentives for securities companies, trust companies and fund managers, which include tax exemptions or concessionary tax rates of 10% for qualifying income.

                           DETERMINATION OF NET ASSET VALUE

The Company values the shares of the Funds daily on each day the New York Stock Exchange (the "NYSE") is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Reverend Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company determines net asset value as of the close of the NYSE. However, equity options held by a Fund are priced as of the close of trading at 4:10 p.m, and futures on U.S. government securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.

Each Fund determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Directors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sales price on or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market. All other securities and assets are valued at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Company's Board of Directors.

If any securities held by a Fund are restricted as to resale, their fair value will be determined in good faith by, or under procedures established by, the Company's Board of Directors. The Directors periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Each Fund may invest in foreign securities, and as a result, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events which affect the values of such securities (and, with respect to foreign securities, the value of the currency in which the security is denominated) may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by, or under procedures established by, the Company's Board of Directors. Similarly, market movements can occur with respect to foreign securities on days on which an investor does not have access to the Fund.

                                 GENERAL INFORMATION

CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of any Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of each Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not belonging to the Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent accountants for the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to the Funds.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.


                                400 Bellevue Parkway
                            Wilmington, Delaware  19809
                                   (800) 618-9510

                         STATEMENT OF ADDITIONAL INFORMATION


                                    July 29, 1998


The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of ten portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, DJG Value Equity Fund, OFFITBANK VIF-U.S. Government Securities Fund, OFFITBANK VIF-U.S. Small Cap Fund, OFFITBANK VIF-Global Convertible Fund Income Fund, OFFITBANK VIF-Total Return Fund, OFFTIBANK VIF-Latin America Equity Fund, OFFITBANK VIF-CVO Greater China Fund and OFFITBANK VIF - Mortgage Securities Fund. This Statement of Additional Information sets forth information about the Company applicable to the following portfolio only: OFFITBANK VIF-Total Return Fund ( the "Total Return Fund").


This Statement of Additional Information is NOT a prospectus and is only authorized for distribution when preceded or accompanied by the Company's Prospectus dated July 29, 1998 (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or calling the Company at the address and telephone number set forth above.

--------------------------------------------------------------------------------


                                  TABLE OF CONTENTS



                                                                           PAGE
                                                                           ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
    AND TECHNIQUES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
ADDITIONAL RISK CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . .  16
INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .  18
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . .  20
PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .  25
PURCHASE OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
REDEMPTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
PERFORMANCE CALCULATIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  27
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . .  29
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . .  30
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                                      TECHNIQUES


The Total Return Fund's investment objective is to maximize total return from a combination of capital appreciation and current income. The Total Return Fund will seek to achieve its objective by investing primarily in a diversified portfolio of fixed-income securities of varying maturities and by giving OFFITBANK, the Fund's investment adviser (the "Adviser"), broad discretion to deploy the Total Return Fund's assets among certain segments of the fixed-income market that the Adviser believes will best contribute to the achievement of the Total Return Fund's objective. The Total Return Fund may invest directly in the markets and securities described is this prospectus, or indirectly through investing in the other investment portfolios of the OFFITBANK Investment Fund, Inc. and the Company, including the OFFITBANK U.S. Government Securities Fund (the "U.S. Government Securities Fund"), the OFFITBANK Mortgage Securities Fund (the "Mortgage Securities Fund"), the OFFITBANK VIF-High Yield Fund (the "High Yield Fund") and the OFFITBANK VIF-Emerging Markets Fund (the "Emerging Markets Fund" and collectively with the Total Return Fund, U.S. Government Securities Fund, Mortgage Securities Fund and High Yield Fund, the "Funds" and each individually, a "Fund").


There can be no assurance that the Total Return Fund will achieve its objective. The principal features of the Total Return Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in the Prospectus.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK (the "Adviser") based on guidelines established by the Company's Board of Directors, present minimal credit risks. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever the Funds enter into reverse repurchase agreements as described in the Prospectus, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, a Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


CREDIT SUPPORT. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (1) liquidity protection; and (2) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.


MORTGAGE-BACKED SECURITIES

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.
In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a

CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS


The Funds, except the U.S. Government Securities and Mortgage Securities Funds, may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS


Warrants or rights may be acquired by Funds, except the U.S. Government Securities and Mortgage Securities Funds, in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.


LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, a Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. To the extent applicable, the Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

Each Fund will invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, the Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.


Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (1) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), (2) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks) or (3) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.


Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

As stated in the Prospectus, bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by a Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by a Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

The Funds will not purchase securities which the Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Funds' investments, the effect may be to reduce the income received by the Funds on such investments.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

As described in the Prospectus under "Special Risk Considerations - Hedging and Other Strategic Transactions," each Fund may enter into transactions in options, futures, and forward contracts on a variety of instruments and indexes, in order to hedge various market risks, to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain. The discussion below supplements the discussion in the Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

Except as provided in this Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described in the Prospectus under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

A Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.


The liquidity of swap agreements will be determined by the Adviser based on various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.


Each Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                            ADDITIONAL RISK CONSIDERATIONS

POLITICAL AND ECONOMIC RISKS

Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

ILLIQUID SECURITIES


A Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.



With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trading in the security; (2) the number of dealers who make quotes for the security; (3) the number of dealers who have undertaken to make a market in the security; (4) the number of other potential purchasers; and
(5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.


FOREIGN INVESTMENT RESTRICTIONS

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition. some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of such Fund's assets, though the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

NON-U.S. WITHHOLDING TAXES


The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes thereby reducing the Fund's net investment income. See "Additional Information Concerning Taxes."


                                INVESTMENT LIMITATIONS

In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

     (1) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;


     (2) make loans, except that a Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances); (b) invest in loans and participations in accordance with its investment objectives and policies; (c) make loans of portfolio securities; and (d) enter into repurchase agreements with respect to portfolio securities;


     (3) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (4) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (5) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

     (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

     (7) sell securities short (except for short positions in a futures contract or forward contract);

     (8) invest for the purpose of exercising control over management of any company;

     (9) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

    (10) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;


    (11) invest in stock or bond futures and/or options on futures unless not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and


    (12)  invest in puts, calls straddles or spreads, except as described in
          (11) above.

If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.


Investment restrictions (1) through (5) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of the Funds which may be changed only when permitted by law and approved by the holders of a majority of a Fund's outstanding voting securities, as described under "General Information-Capital Stock". Restrictions (7) through (12) are nonfundamental policies of the Funds, and may be changed by a vote of the Company's Board of Directors.

                               MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The principal occupations of the directors and executive officers of the Company for the past five years are listed below.



                            POSITION(s)          PRINCIPAL
                            HELD WITH            OCCUPATION(s)
NAME, ADDRESS AND AGE       THE COMPANY          PAST 5 YEARS
---------------------       -----------          -------------

Morris W. Offit, 61*        Chairman of the      President and Director,
OFFITBANK                   Board, President     OFFITBANK (1983 - present).
520 Madison Avenue          and Director         Chairman of the Board,
New York, NY  10022                              President and Director of The
                                                 OFFITBANK Investment Fund,
                                                 Inc.

Edward J. Landau, 70        Director             Member, Lowenthal, Landau
Lowenthal, Landau,                               Fischer & Bring, P.C. (1960 -
Fischer & Bring, P.C.                            present); Director, Revlon
250 Park Avenue                                  Group Inc. (cosmetics), Revlon
New York, NY 10177                               Consumer Products Inc.
                                                 (cosmetics), Pittsburgh
                                                 Annealing Box (metal
                                                 fabricating) and Clad Metals
                                                 Inc. (cookware).

The Very Reverend           Director             Retired, formerly Dean of
James Parks Morton, 58                           Cathedral of St. John the
Cathedral of St. John                            Divine (1972 - 1996).
the Divine
1047 Madison Avenue
New York, NY  10025

Wallace Mathai-Davis, 53    Secretary and        Managing Director, OFFITBANK
OFFITBANK                   Treasurer            (1986 - present).  Secretary
520 Madison Avenue                               and Treasurer of The OFFITBANK
New York, NY  10022                              Investment Fund, Inc.



_________________
*    "Interested person" as defined in the 1940 Act.

Stephen Brent Wells, 53    Assistant Treasurer   Managing Director, OFFITBANK
OFFITBANK                                        (1994 - present); General
520 Madison Avenue                               Counsel, Gabelli Funds, Inc.
New York, NY  10022                              (1993 - 1994); General Counsel
                                                 and President, Funds Group,
                                                 Goldman Sachs Asset Management
                                                 (1989 - 1993)


Vincent M. Rella, 45       Assistant Treasurer   Managing Director, OFFITBANK
OFFITBANK                                        (1997 to present); Controller,
520 Madison Avenue                               OFFITBANK
New York, NY  10022                              (1986 - present)


 Stephen M. Wynne, 43      Assistant Treasurer   Chairman of PFPC Trustee &
 PFPC Inc.                                       Custodial Services Ltd. (since
 400 Bellevue Parkway                            1995); Executive Vice
 Wilmington, DE 19809                            President and Chief Accounting
                                                 Officer (since 1993) and
                                                 Senior Vice President and
                                                 Chief Accounting Officer (from
                                                 1991 to 1993) of PFPC Inc.;
                                                 Executive Vice President (from
                                                 1993 to 1995) of PFPC
                                                 International.


 David D. Marky, 32        Assistant Treasurer   Vice President and Director of
 PFPC Inc.                                       Accounting (since 1996) of
 103 Bellevue Parkway                            PFPC Inc.; Assistant Vice
 Wilmington, DE  19809                           President and Accounting
                                                 Conversion Manager (since 1992)
                                                 of PFPC Inc.


 Gary M. Gardner, 47       Assistant Secretary   Chief Counsel (since 1994) of
 PFPC Inc.                                       PFPC Inc.; Associate General
 400 Bellevue Parkway                            Counsel (from 1992 to 1994) of
 Wilmington, DE 19809                            The Boston Company, Inc.


 David C. Lebisky, 26      Assistant Secretary   Regulatory Administrator
 PFPC Inc.                                       (since 1996) of PFPC Inc.;
 400 Bellevue Parkway                            Legal Assistant (1994 to 1996)
 Wilmington, DE 19809                            with the law firm of Drinker
                                                 Biddle & Reath; BA Candidate
                                                 (1990 to 1994) LaSalle
                                                 University.

The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.



The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.




                        ESTIMATED DIRECTOR COMPENSATION
                           (FOR CALENDAR YEAR 1998)





                                                                      TOTAL
                                     PENSION OR                   COMPENSATION
                                     RETIREMENT                       FROM
                      AGGREGATE       BENEFITS      ESTIMATED    REGISTRANT AND
                    COMPENSATION     ACCRUED AS      ANNUAL       FUND COMPLEX*
                        FROM        PART OF FUND  BENEFITS UPON      PAID TO
 NAME OF PERSON      REGISTRANT       EXPENSES     RETIREMENT       DIRECTORS
 --------------      ----------     -----------   -------------     ---------
 Morris W. Offit       $0               $0            N/A               $0

 Edward J. Landau      $5,500           $0            N/A               $28,500

 The Very Reverend     $5,500           $0            N/A               $28,500
 James Parks Morton


* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.

INVESTMENT ADVISER

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser"). The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policy established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive an advisory fee from the Total Return Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. The advisory fee paid by the Total

Return Fund is only with respect to that portion of the Fund's assets invested directly in stocks, bonds, and other instruments. The Adviser will waive its fee with respect to the portion of the Total Return Fund's assets invested in the underlying funds. To the extent that the Total Return Fund invests in the underlying funds, the Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying funds and the investment returns of the Total Return Fund will be net of the expenses of the underlying funds.


The investment advisory agreements for the underlying funds provide that, as compensation for services, the Adviser is entitled to receive from each underlying fund a monthly fee at the following annual rates based upon the average daily net assets of the underlying fund: 0.85% for the first $200,000,000 of assets and 0.75% for amounts in excess thereof in the case of the High Yield Fund, 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund, and 0.35% of the average daily net assets of the U.S. Government Securities and Mortgage Securities Funds. The investment advisory fee for each underlying fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.



The Advisory Agreement was approved by the Company's Board of Directors for an initial two year period and unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Company from year to year thereafter, provided such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information-Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.


REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR


OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of Provident Distributors, Inc. with its principal office Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares.


The Distribution Agreement will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the Agreement ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Distribution Agreement, the Directors must determine that the Agreement is in the best interest of the shareholders of each Fund.


ADMINISTRATION, TRANSFER AGENCY AND CUSTODY SERVICES



PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., performs administrative and fund accounting services for the Company, and is responsible for certain clerical, record keeping and bookkeeping services, except those performed by OFFITBANK or by The Bank of New York ("BONY") in its capacity as custodian of the Fund. PFPC has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Funds. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Company's registration statement with the Commission, preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state's qualification. For the administrative and fund accounting services

PFPC provides to the Company, PFPC is paid an annual fee calculated daily and paid monthly which is expected to approximate .125% of net assets. From time to time, the Administrator may waive all or a portion of its fees.



In addition to the services provided by PFPC to the Fund as Administrator, PFPC also provides transfer agency and dividend disbursing services to the Fund pursuant to a separate agreement.



BONY serves as the Company's custodian, with respect to all Funds, other than the Emerging Markets Fund, pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to: (1) maintain a segregated account or accounts in the name of each Fund; (2) hold and disburse portfolio securities on account of each Fund; (3) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (4) respond to correspondence relating to its duties; and (5) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.


OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.



Except as otherwise noted, OFFITBANK and PFPC bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.


                                PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Company's Board of Directors, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures expected to be adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                                  PURCHASE OF SHARES


The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds and reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.


                                 REDEMPTION OF SHARES


The Company may suspend redemption privileges or postpone the date of payment
(1) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(3) for such other periods as the SEC may permit.


Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

                               PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                 n
          P (1+T) = ERV

Where:    P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:


               Aggregate Total Return = [( ERV ) - 1]
                                           ---
                                             P


In addition to total return, a Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:


                                    6
               Yield = 2 [ ( a-b +1) - 1]
                             ---
                              cd



Where:    a =  dividends and interest earned during the period.
               b =  expenses accrued for the period (net of reimbursements).
               c =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
               d =  the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, MORNINGSTAR, MUTUAL FUND VALUES, THE WALL STREET JOURNAL, THE NEW YORK TIMES and U.S.A. TODAY.

Performance information presented for the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

                       ADDITIONAL INFORMATION CONCERNING TAXES


The following is only a summary of certain additional tax considerations that are not described in the Prospectus and generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.



The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if the Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it also will not be subject to the 4% federal excise tax otherwise applicable to the RIC on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from any Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy.



Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will be treated as adequately diversified under the Code and Regulations.



For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectuses used in connection with the issuance of the particular contract or policy.

                           DETERMINATION OF NET ASSET VALUE


The Company values the shares of each Fund daily on each day the New York Stock Exchange (the "NYSE") is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Reverend Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company determines net asset value as of the close of the NYSE. However, equity options held by a Fund are priced as of the close of trading at 4:10 p.m, and futures on U.S. government securities and index options held by a Fund are priced as of their close of trading at 4:15 p.m.



Each Fund determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Directors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sales price on or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market. All other securities and assets are valued at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Company's Board of Directors.

If any securities held by a Fund are restricted as to resale, their fair value will be determined in good faith by, or under procedures established by, the Company's Board of Directors. The Directors periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The Funds will invest in foreign securities, and as a result, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events which affect the values of such securities (and, with respect to foreign securities, the value of the currency in which the security is denominated) may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by, or under procedures established by, the Company's Board of Directors. Similarly, market movements can occur with respect to foreign securities on days on which an investor does not have access to the Fund.

                                 GENERAL INFORMATION

CAPITAL STOCK


All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% or more of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP serves as the independent accountants for the Company. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


COUNSEL

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to the Funds.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                FINANCIAL STATEMENTS


The audited financial statements for the OFFITBANK U.S. Government Securities Fund and the OFFITBANK Mortgage Securities Fund for the period ended December 31, 1997 are incorporated herein by reference to the Annual Report to Shareholders of the OFFITBANK Investment Fund, Inc. dated December 31, 1997.



The audited financial statements for the OFFITBANK VIF-Emerging Markets Fund and the OFFITBANK VIF-High Yield Fund for the period ended March 31, 1998 are incorporated herein by reference to the Company's Annual Report to Shareholders dated March 31, 1998. The December 31, 1997 and March 31, 1998 financial statements are incorporated herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.